    As filed with the Securities and Exchange Commission on November 1, 2005

1933 Act File No. 33-87762                            1940 Act File No. 811-8918


                                    Form N-1A
                       Securities and Exchange Commission
                             Washington, D.C. 20549

Registration Statement Under the Securities Act of 1933                      [ ]

     Post-Effective Amendment No. 26                                         [x]

                                     and/or

Registration Statement Under the Investment Company Act of 1940              [ ]

     Amendment No. 27                                                        [x]

                        (Check appropriate box or boxes.)

                           THE HIRTLE CALLAGHAN TRUST
               (Exact Name of Registrant as Specified in Charter)

                  Five Tower Bridge, 300 Barr Harbor, Suite 500
                        West Conshohocken, PA 19428-2970
               (Address of Principal Executive Offices) (Zip Code)

                                  610-828-7200
              (Registrant's Telephone Number, including Area Code)

    Laura Anne Corsell, Esq.                         (With Copy To):
    Corsell Law Group, Ltd.                          Audrey Talley, Esq.
    16 Sentry Park West                              Drinker Biddle & Reath
    (Suite 405)                                      One Logan Square
    1787 Sentry Parkway West                         18th and Cherry Streets
    Blue Bell, PA 19422                              Philadelphia, PA 19103-6996

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  NA

It  is proposed that this filing will become effective (check appropriate box)
    [X] Immediately upon filing pursuant to paragraph (b) of Rule 485
    [ ] on _______ pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on November 1, 2005 pursuant to paragraph (a)(1)
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on ________ pursuant to paragraph (a)(2) of Rule 485

                                                      THE HIRTLE CALLAGHAN TRUST
--------------------------------------------------------------------------------
                                   PROSPECTUS
                                NOVEMBER 1, 2005

   The Securities and Exchange Commission has not approved or disapproved the shares
 described in this Prospectus or determined whether this Prospectus is accurate or complete.
           Any representation to the contrary is a criminal offense.

   TABLE OF CONTENTS

                                                               INTRODUCTION TO THE HIRTLE CALLAGHAN TRUST

    A SUMMARY OF THE RISKS, PAST PERFORMANCE AND FEES OF       PORTFOLIO DESCRIPTIONS
    EACH PORTFOLIO                                                 THE EQUITY PORTFOLIOS
                                                                     THE VALUE EQUITY PORTFOLIO
                                                                     THE GROWTH EQUITY PORTFOLIO
                                                                     THE SMALL CAPITALIZATION EQUITY PORTFOLIO
                                                                     THE INTERNATIONAL EQUITY PORTFOLIO
                                                                   THE INCOME PORTFOLIOS
                                                                     THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
                                                                     THE FIXED INCOME PORTFOLIO
                                                                     THE FIXED INCOME OPPORTUNITY PORTFOLIO
                                                                     THE FIXED INCOME II PORTFOLIO

    AN OVERVIEW OF SECURITIES THAT MAY BE PURCHASED,           INVESTMENT RISKS AND STRATEGIES
    INVESTMENT TECHNIQUES THAT MAY BE USED AND THE RISKS
    ASSOCIATED WITH THEM

    ABOUT THE TRUST'S GOVERNANCE AND MANAGEMENT FRAMEWORK      MANAGEMENT OF THE TRUST

    YOUR GUIDE TO AN ACCOUNT IN THE HIRTLE CALLAGHAN           SHAREHOLDER INFORMATION
    TRUST                                                              PURCHASES AND REDEMPTIONS
                                                                       SHAREHOLDER REPORTS AND INQUIRIES
                                                                       DIVIDENDS AND DISTRIBUTIONS
                                                                       FEDERAL TAXES

    SELECTED PER SHARE INFORMATION                             FINANCIAL HIGHLIGHTS

    INFORMATION ABOUT THOSE RESPONSIBLE FOR DAY-TO-DAY         SPECIALIST MANAGER GUIDE
    INVESTMENT DECISIONS FOR THE PORTFOLIOS

                                                               FOR MORE INFORMATION

INTRODUCTION TO THE HIRTLE CALLAGHAN TRUST
--------------------------------------------------------------------------------
                      The Hirtle Callaghan Trust (the "Trust") offers eight separate investment portfolios (each a "Portfolio"). Of these, four - The Equity Portfolios - invest primarily in equity securities. The remaining four portfolios - The Income Portfolios - invest primarily in fixed income securities. Hirtle Callaghan & Co., Inc. ("Hirtle Callaghan") serves as the overall sponsor and investment adviser to the Trust, monitoring the performance of the individual Portfolios and advising the Trust's Board of Trustees. Day-to-day investment decisions are made for the Portfolios by one or more independent money management organizations - the Specialist Managers. Each of the Portfolios is authorized to operate on a "multi-manager" basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to combine two or more investment styles (e.g. a bottom-up stock selection philosophy with a more quantitative top-down investment approach.)



                      There are two basic risks to which all mutual funds, including each of the Portfolios, are subject. Mutual fund shareholders run the risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies. This is referred to as "market risk." The second risk common to all mutual fund investments is "management risk" - the risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.



                      Investment in a mutual fund, such as the Portfolios, also involves other risks. One of these, which we refer to here as "multi-manager risk," is the risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments; (b) pair Specialist Managers that have complementary investment styles; or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result. Decisions with respect to the allocation of assets to one or more Specialist Managers and general oversight of the performance and expenses of the several Portfolios are the responsibility of the Board of Trustees and Hirtle Callaghan. A more detailed discussion of this matter appears later in this Prospectus under the heading "Management of the Trust."



                      "Sector risk" may also affect your investment in a multi-manager Portfolio. Sector risk is the risk that investors in a particular market sector (e.g., technology or financial services) may be adversely affected by economic trends, new technologies, regulatory developments or other factors that affect companies in that sector. For example, to the extent assets in a Portfolio are managed so as to track or replicate a benchmark index that may, from time to time, include a disproportionate number of companies in the technology sector, the performance achieved may be disproportionately affected by negative developments in that sector. A more detailed discussion of this matter appears later in this Prospectus under the heading "Investment Risks and Strategies."

                      Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by its Specialist Manager(s), a Portfolio may be subject to additional risks. On the following pages you will find a Portfolio-by-Portfolio summary of the investment policies and risks associated with an investment in the respective Portfolios, illustrations of their past performance and the expenses that you will bear as a shareholder of each Portfolio. A more detailed discussion of investment risks appears later in this Prospectus under the heading "Investment Risks and Strategies."
The Trust offers both
equity-oriented and fixed
income
investments.

Portfolio management is
provided by Specialist
Managers seeking
securities whose
long-term economic value
is not reflected in
current market prices.

BY "TOP-DOWN INVESTING,"
we mean that investment
selections are made with
a view to tracking the
risk, capitalization and
industry characteristics
of a "benchmark index"
either by replicating the
benchmark index - an
INDEX STRATEGY - or
identifying industries
and market sectors that
may offer investment
opportunities before
analyzing information
relating to specific
issuers.

BY "BOTTOM-UP INVESTING,"
we mean seeking
investment opportunities
by analyzing fundamental
information about a
company - factors such as
earnings and sales,
product lines and the
ability of the company's
management.

A "benchmark index" is an
independently compiled
index of securities that
may serve as a
performance standard or a
proxy for asset
allocation purposes.

Your investment in any
Portfolio of the Trust
involves a risk that you
will lose money on your
investment.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Value Equity Portfolio is to provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of assets) in a diversified portfolio of equity securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to implement a value-oriented investment approach. A "value investor" seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. It is expected that many of the common stocks in which the Portfolio invests will be dividend paying issues.


Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments including option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests.


SPECIALIST MANAGERS. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. As of the date of this Prospectus, it is anticipated that at least 80% of the Portfolio's assets will be allocated to the "active management" approach. Institutional Capital Corporation ("ICAP") is currently responsible for implementing the active component of the Portfolio's investment strategy. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach designed to replicate the composition of the Portfolio's benchmark index. SSgA Funds Management, Inc. ("SSgA") is currently responsible for implementing this component for the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE ICAP INVESTMENT
SELECTION PROCESS   ICAP adheres to a value-oriented, fundamental investment
                    style. Its investment process involves three key components:
                    research, valuation, and identification of a 'catalyst.'
                    First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 450 well established large and mid capitalization companies, those companies that ICAP believes offer the best values relative to this universe. From these undervalued companies, ICAP eliminates stocks that exhibit deteriorating earnings trends. Next, ICAP looks beyond traditional measures of value to find companies where ICAP believes there exists a catalyst for positive change. The catalyst can be thematic
                    (e.g., consolidation of the banking industry), something that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP's disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

THE SSGA INVESTMENT
SELECTION PROCESS   In selecting investments for that portion of the Portfolio allocated to it, SSgA adheres to a "passive" or "indexing" investment approach that is designed to replicate the performance (before expenses) of the Russell 1000(R) Value
                    Index. The Russell 1000 Value Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000 Value Index appears later in this Prospectus under the heading
                    "Investment Risks and Strategies - About Benchmarks and
                    Index Investing."

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- INTEREST RATE RISK - Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

- INDEX RISK - A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

- CREDIT RISK - Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- MID CAP RISK - Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid cap" issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid cap" range.

- VALUE INVESTING RISK - An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value. In addition, investing in value stocks may produce more modest gains than investing in more growth-oriented stocks.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The Value Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 25, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 1000(R) Value Index, a widely recognized, unmanaged index of common stocks. All of the information below - the bar chart, tables and example -assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             21.24%
1997                                                                             30.87%
1998                                                                              9.15%
1999                                                                             10.89%
2000                                                                               6.2%
2001                                                                             -3.11%
2002                                                                            -21.13%
2003                                                                             29.61%
2004                                                                             12.49%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 9.34%.



--------------------------------------------------------------------------------

Best quarter:   2nd Qtr. 1997     15.52%
Worst quarter:  3rd Qtr. 2002    -19.32%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            VALUE EQUITY
                                                                            - Before Taxes      12.49%   3.42%    10.25%
                                                                            - After Taxes on
                                                                              Distributions     11.70%   2.73%     8.32%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   8.09%   2.52%     7.86%
                                                                            RUSSELL 1000 VALUE
                                                                            INDEX               16.49%   5.27%    12.31%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.30%
Other Expenses..............................................   0.18%
Total Portfolio
Operating Expenses..........................................   0.48%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $49
                                                                            3 YEARS...................   $154
                                                                            5 YEARS...................   $269
                                                                            10 YEARS..................   $604

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80% of assets) in a diversified portfolio of equity securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to implement a growth-oriented investment approach. "Growth investing" means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings.


Up to 15% of the total assets of this portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the total assets of this portion of the Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio's Specialist Managers may use instruments including option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and other exchange-traded funds, and similar instruments in order to gain market exposure pending investment or, in furtherance of its active investment approach, to hedge against fluctuations in market price of the securities in which the Portfolio invests.


SPECIALIST MANAGERS. A portion of the Portfolio is managed in accordance with an "active management" approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. As of the date of this prospectus, it is anticipated that, under normal circumstances, the actively managed portion of the Portfolio will represent approximately 60% of the Portfolio's assets. Jennison Associates LLC ("Jennison") is currently responsible for implementing the active component of the Portfolio's investment strategy. The remaining portion of the Portfolio is managed using a "passive" or "index" investment approach in that it is designed to replicate the composition of the Portfolio's benchmark index. SSgA is currently responsible for implementing this component of the Portfolio's investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE JENNISON
INVESTMENT SELECTION
PROCESS Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. Jennison will consider selling or reducing the weight of a position in the portfolio if there is a change in a stock's fundamentals that Jennison views as unfavorable; the stock reaches its full valuation; or a more attractive portfolio candidate emerges.

THE SSGA INVESTMENT
SELECTION PROCESS   In selecting investments for that portion of the Portfolio allocated to it, SSgA adheres to a strict "passive" or "indexing" investment approach that is designed to replicate the Russell 1000(R) Growth Index, both in terms of the companies represented in the Russell 1000 Growth Index and the weighting of each such company in that index. This investment approach is designed to track the performance
                    (before expenses) of the Russell 1000 Growth Index. The
                    Russell 1000 Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000 Growth
                    Index appears later in this Prospectus under the heading
                    "Investment Risks and Strategies - About Benchmarks and
                    Index Investing."

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- INTEREST RATE RISK - Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

- INDEX RISK - A passive investment approach gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index in exchange for the assurance that losses experienced in a falling market will be no greater than those experienced by the market as a whole (before taking into account investment expenses, such as brokerage expenses). An index strategy may also include sector risk (see "Investment Risks and Strategies - About Sector Risk" later in this Prospectus).

- CREDIT RISK - Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- MID CAP RISK - Although the Portfolio's benchmark index is considered an indicator of the performance of large capitalization stocks, the index does include "mid cap" issuers, and the Portfolio may invest in these companies. These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $2 billion and $8 billion would likely be included in the "mid cap" range.

- GROWTH INVESTING RISK - An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE GROWTH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The Growth Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 8, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 1000(R) Growth Index, a widely recognized, unmanaged index of common stocks. All of the information below -- the bar chart, tables and example -assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             20.11%
1997                                                                             28.04%
1998                                                                             32.54%
1999                                                                             42.16%
2000                                                                            -20.39%
2001                                                                            -19.34%
2002                                                                            -29.48%
2003                                                                             31.46%
2004                                                                              8.47%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 5.19%.



--------------------------------------------------------------------------------

Best quarter:   4th Qtr. 1998     28.16%
Worst quarter:  3rd Qtr. 2001    -20.16%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                Year    Years    Inception
                                                                                                -----   ------   ---------
                                                                            GROWTH EQUITY
                                                                            - Before Taxes      8.47%   -8.38%     7.16%
                                                                            - After Taxes on
                                                                              Distributions     8.16%   -9.14%     5.63%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares  5.50%   -7.13%     5.73%
                                                                            RUSSELL 1000
                                                                            GROWTH INDEX        6.30%   -9.29%     7.73%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.17%
Other Expenses..............................................   0.18%
Total Portfolio
Operating Expenses..........................................   0.35%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $36
                                                                            3 YEARS...................   $113
                                                                            5 YEARS...................   $197
                                                                            10 YEARS..................   $443

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE SMALL CAPITALIZATION EQUITY
PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Small Capitalization Equity Portfolio is to provide long-term capital appreciation by investing primarily (i.e. at least 80% of assets) in equity securities of "small cap" issuers. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Specialist Managers, have demonstrated, or have the potential for, strong capital appreciation due to the position of these companies in their markets relative to their competitors or target markets, or relative market position anticipated earnings, changes in management or other factors. As of the date of this Prospectus, companies with capitalizations of between $250 million and $1.5 billion at the time of purchase, and companies with market capitalizations comparable to those of companies in the Russell 2000(R) Index are considered small cap issuers. The Portfolio may engage in transactions involving "derivative instruments" - option or futures contracts, Standard & Poor's Depositary Receipts (referred to as "SPDRs") and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Portfolio primarily invests.

SPECIALIST MANAGERS. Frontier Capital Management Company, LLC ("Frontier"), Geewax Terker & Co. ("Geewax"), Sterling Johnston Capital Management, L.P. ("Sterling Johnston"), Franklin Portfolio Associates LLC ("Franklin") and IronBridge Capital Management LLC ("IronBridge") currently provide portfolio management services to this Portfolio. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated among them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE FRONTIER INVESTMENT
SELECTION PROCESS   Frontier seeks to identify companies with unrecognized
                    earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier's investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

THE GEEWAX INVESTMENT
SELECTION PROCESS   Geewax adheres to a top-down quantitative investment
                    philosophy. In selecting investments for the Portfolio, Geewax uses a proprietary valuation system to identify those market sectors and industries that Geewax believes have good prospects for growth and reasonable valuations. Geewax then conducts an in-depth analysis of the market capitalization, cash flow, earnings and revenues and other financial characteristics of individual companies within those sectors or industries. Decisions with respect to both the purchase and disposition of securities are made using a variety of proprietary quantitative techniques and with a view to maintaining risk, capitalization and industry characteristics similar to the Russell 2000(R) Value Index.

THE STERLING JOHNSTON
INVESTMENT SELECTION
PROCESS Sterling Johnston's investment objective is to create a portfolio of aggressive small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston's process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE SMALL CAPITALIZATION EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

THE FRANKLIN
INVESTMENT SELECTION
PROCESS Franklin's investment process is predicated on the belief that they can consistently differentiate between undervalued and overvalued securities. As a result, Franklin emphasizes stock selection in the process and limits the over or under exposure to sectors and other factors. Franklin uses over 40 measures, including relative value, future value, fundamental momentum, long-term growth, price action and management signals, to determine a stock's attractiveness. As with any investment process, there is no assurance of success. In order to make legitimate comparisons between stocks that have different characteristics such as industry, style and capitalization, Franklin applies a process called Peer Group Relativization to remove certain industry and style effects that can distort a fair comparison across a wide universe of securities. The individual measures are then blended together using a proprietary approach to determine a single score of attractiveness. Using this single score, Franklin will rank a universe of stocks from the most attractive to least attractive and group them into deciles. Decile #1 contains stocks Franklin believes are the most undervalued in the marketplace and most likely to appreciate to a higher rate. Stocks that fall below the median ranking are automatic sell candidates and the proceeds are reinvested in stocks from the top deciles in the ranking system.

THE IRONBRIDGE
INVESTMENT SELECTION
PROCESS IronBridge uses a "Cash Flow Return on Investment" ("CFROI") methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a "wealth creation" analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI valuation model to determine the reasons for each company's financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 130 stocks, determining position sizes by the stage of the companies' life cycles.

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- SMALL CAP RISK - Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

- MID CAP RISK - The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio's definition of "small cap issuers." These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE SMALL CAPITALIZATION EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The Small Capitalization Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on September 5, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Russell 2000(R) Index, a widely recognized, unmanaged index of small capitalization stocks. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             26.47%
1997                                                                                19%
1998                                                                             -4.08%
1999                                                                              24.7%
2000                                                                              2.75%
2001                                                                             -2.62%
2002                                                                            -25.79%
2003                                                                             50.09%
2004                                                                             13.03%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 9.55%.



--------------------------------------------------------------------------------

Best quarter:   2nd Qtr. 2003     23.33%
Worst quarter:  3rd Qtr. 2002    -23.81%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            SMALL CAP EQUITY
                                                                            - Before Taxes      13.03%   4.73%     9.16%
                                                                            - After Taxes on
                                                                              Distributions     12.52%   4.07%     7.93%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   9.03%   3.81%     7.39%
                                                                            RUSSELL 2000
                                                                            INDEX               18.33%   6.61%     9.66%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE SMALL CAPITALIZATION EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES*

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.27%
Other Expenses..............................................   0.16%
Total Portfolio
Operating Expenses..........................................   0.43%



* The Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an equal allocation of assets and reflect, as applicable, the maximum positive performance adjustment under certain performance fee arrangements. Absent any applicable positive performance adjustments, Management Fees would be 0.49% and Total Portfolio Operating Expenses would be 0.65%. Further information about the allocation of assets appears in this Prospectus under the heading "Management of the Trust" and further information about the performance fee arrangements appears later in this Prospectus under the heading "Specialist Manager Guide" and in the Statement of Additional Information.



EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $44
                                                                            3 YEARS...................   $138
                                                                            5 YEARS...................   $241
                                                                            10 YEARS..................   $542

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The International Equity Portfolio is to maximize total return by investing primarily (e.g. at least 80%) in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, the Portfolio's assets will be invested in equity securities of issuers located in at least three countries other than the United States. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index"). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving "derivative instruments" - forward foreign currency exchange contracts, option or futures contracts or similar instruments - in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

SPECIALIST MANAGERS. Capital Guardian Trust Company ("CapGuardian") and Artisan Partners Limited Partnership ("Artisan") currently provide portfolio management services to this Portfolio. While Portfolio assets are generally allocated evenly between the Specialist Managers, up to 70% of the Portfolio's assets may be allocated to CapGuardian. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio's assets are allocated between them appears in the "Specialist Manager Guide" included later in this Prospectus.

THE CAPGUARDIAN
INVESTMENT SELECTION
PROCESS CapGuardian's selection process is a "bottom-up" approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this "core" investment focus and based on the analysis by one or more of CapGuardian's individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

THE ARTISAN INVESTMENT
SELECTION PROCESS   In selecting investments for the Portfolio, Artisan employs a bottom-up investment process to construct a diversified portfolio of international growth companies of all market capitalizations, concentrating on industries or themes that Artisan believes present accelerating growth prospects and companies Artisan thinks are well positioned to capitalize on that growth. The Portfolio has a primary emphasis on developed markets but also invests in emerging markets and is constructed without regard to index weightings. Artisan identifies investment themes and growth industries from a variety of sources, including empirical observation, extrapolation from trends in the United States or successful investments in the Portfolio or company visits, analyst meetings or other aspects of Artisan's research process. The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing shareholder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme. Company visits are a key component of Artisan's investment process for the Portfolio, providing an opportunity to develop an understanding of a company, its management and their current and future strategic plans.
                    Company visits also provide an opportunity to identify, validate or disprove an investment theme. Artisan places particular emphasis on researching well-managed companies with dominant or increasing market shares that Artisan believes may lead to sustained earnings growth, and pays careful attention to valuation relative to a company's market or global industry in choosing investments for the Portfolio. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- EQUITY MARKET RISK - The market value of an equity security and the equity markets in general can be volatile.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- EMERGING MARKETS RISK - Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The chart and table below show how The International Equity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on August 17, 1995. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the MSCI EAFE(R) Index. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1996                                                                             13.85%
1997                                                                              5.52%
1998                                                                             15.57%
1999                                                                             29.77%
2000                                                                            -17.32%
2001                                                                            -15.91%
2002                                                                            -16.93%
2003                                                                             32.73%
2004                                                                             15.31%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 9.97%.



--------------------------------------------------------------------------------

Best quarter:   4th Qtr. 1999     23.39%
Worst quarter:  3rd Qtr. 2002    -20.59%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            INTERNATIONAL
                                                                            EQUITY
                                                                            - Before Taxes      15.31%   -2.44%    5.87%
                                                                            - After Taxes on
                                                                              Distributions     14.73%   -3.88%    4.27%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   9.92%   -2.81%    4.20%
                                                                            MSCI EAFE
                                                                            INDEX               20.70%   -0.80%    5.82%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES*

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.18%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.35%



* The figures shown reflect the total Management Fees payable by the Portfolio, including the maximum positive performance adjustment to which Artisan and CapGuardian may be entitled under certain performance fee arrangements. Absent any positive performance adjustments, Management Fees would be 0.45% and Total Portfolio Operating Expenses would be 0.62%. Further information about the performance fee arrangements appears later in this Prospectus under the heading "Specialist Manager Guide" and in the Statement of Additional Information. Figures shown reflect the allocation of assets among Specialist Managers as of the fiscal year ended June 30, 2005, but this allocation can change. Further information about the allocation of assets appears in this Prospectus under the heading "Management of the Trust."



EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $36
                                                                            3 YEARS...................   $113
                                                                            5 YEARS...................   $197
                                                                            10 YEARS..................   $443

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Intermediate Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80%) in a diversified portfolio of intermediate-term fixed income securities, the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called "private activity bonds," are referred to as "Municipal Securities." In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio's Specialist Manager believes that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

SPECIALIST MANAGER. Schroder Investment Management North America Inc. ("Schroders") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE SCHRODERS
INVESTMENT SELECTION
PROCESS In selecting securities for investment by the Portfolio, Schroders generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Schroders' analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Schroders then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Municipal Securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Schroders will review the security and determine whether to retain or dispose of that security.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a Municipal Security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

- AMT RISK - There is no limit on purchases of Municipal Securities, the interest on which is a preference item for purposes of the Federal alternative minimum tax. If the Portfolio's holdings of such securities is substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax. Moreover, the Portfolio may invest up to 20% of its net assets in taxable securities, income from which is subject to regular Federal income tax.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Brothers 5-Year Government Obligations Index ("Lehman 5-Year G.O. Index"), an unmanaged index of fixed income securities. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1999                                                                             -1.02%
2000                                                                              8.68%
2001                                                                               5.3%
2002                                                                              7.95%
2003                                                                              4.45%
2004                                                                              3.65%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 2.03%.



--------------------------------------------------------------------------------

Best quarter:   3rd Qtr. 2002     3.58%
Worst quarter:  2nd Qtr. 2004    -1.31%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            INTERMEDIATE TERM
                                                                            MUNICIPAL BOND
                                                                            - Before Taxes       3.65%   5.99%     4.86%
                                                                            - After Taxes on
                                                                              Distributions      3.65%   5.99%     4.86%
                                                                            - After Taxes on
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares   3.85%   5.82%     4.82%
                                                                            LEHMAN 5-YEAR G.O.
                                                                            INDEX                2.95%   6.32%     5.52%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.21%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.38%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $39
                                                                            3 YEARS...................   $122
                                                                            5 YEARS...................   $213
                                                                            10 YEARS..................   $480

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Fixed Income Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80%) in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.

PRINCIPAL INVESTMENT STRATEGIES. The Portfolio will invest, under normal circumstances, at least 80% of its assets in fixed income securities. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

SPECIALIST MANAGER. Deutsche Asset Management, Inc. ("Deutsche") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE DEUTSCHE
INVESTMENT SELECTION
PROCESS In selecting securities for investment by the Portfolio, Deutsche generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. Deutsche's analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer's ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, Deutsche then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio's authorized rating categories, Deutsche will review the security and determine whether to retain or dispose of that security.

--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the fixed income securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline. Further information about extension and prepayment risks appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

PERFORMANCE AND SHAREHOLDER EXPENSES - THE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Fixed Income Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on July 1, 1998. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index"), an unmanaged index of fixed income securities. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

1999                                                                             -1.19
2000                                                                             12.33
2001                                                                              8.98
2002                                                                              8.87
2003                                                                               4.2
2004                                                                              4.92

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 1.96%.



--------------------------------------------------------------------------------

Best quarter:   3rd Qtr. 2001     4.90%
Worst quarter:  2nd Qtr. 2004    -2.27%


--------------------------------------------------------------------------------
SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees*............................................   0.20%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.37%



* The figure shown includes 0.05% which is paid to Hirtle Callaghan. DeAM has voluntarily waived a portion of its fee through December 31, 2005. Taking this voluntary waiver into account, Management Fees would be 0.195% and Total Portfolio Operating Expenses would be 0.365%. Voluntary fee waivers can be reduced or eliminated at any time.


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                 One     Five      Since
                                                                                                 Year    Years   Inception
                                                                                                ------   -----   ---------
                                                                            FIXED INCOME
                                                                            - Before Taxes       4.92%   7.82%     6.49%
                                                                            - After Taxes on     3.23%   5.51%     4.12%
                                                                              Distributions
                                                                            - After Taxes on     3.20%   5.29%     4.08%
                                                                              Distributions
                                                                              and Sale of
                                                                              Portfolio Shares
                                                                            LEHMAN AGGREGATE     4.34%   7.71%     6.48%
                                                                            BOND INDEX


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $38
                                                                            3 YEARS...................   $119
                                                                            5 YEARS...................   $208
                                                                            10 YEARS..................   $468

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. The investment objective of The Fixed Income Opportunity Portfolio (formerly known as the High Yield Bond Portfolio) is to achieve above-average total return by investing in high yield securities (commonly referred to as "junk bonds"). Under normal circumstances, the portfolio invests primarily (i.e. at least 80%) in a portfolio of fixed income securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.



PRINCIPAL INVESTMENT STRATEGIES. A principal investment strategy of the Portfolio is to invest in high yield securities ("junk bonds"). These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust's Statement of Additional Information. The Portfolio does not generally purchase "distressed" securities. The Portfolio may also acquire other fixed income securities, including U.S. government securities, investment grade corporate bonds and, to a limited extent, foreign fixed income, mortgage-backed or asset-backed securities. The Portfolio may hold up to a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities. Such sales may result in capital gains to the Portfolio (e.g., during periods of declining interest rates or in the event that the rating assigned to a particular security is upgraded). Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% annually) will cause the Portfolio to incur additional transaction costs; and higher transaction costs will reduce total return. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment.


The performance benchmark for this Portfolio is the Credit Suisse First Boston High Yield Index ("CSFB High Yield Index"), an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Manager actively manages the interest rate risk of the Portfolio relative to this benchmark.

SPECIALIST MANAGER. W.R. Huff Asset Management Co., L.L.C. ("Huff") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE HUFF INVESTMENT
SELECTION PROCESS   The Huff strategy is based on income generation, capital
                    appreciation and preservation of capital. In making investment decisions with respect to high yield securities, Huff relies upon exhaustive fundamental research and careful credit analysis in an effort to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health. The security selection process is grounded on a "bottom-up" research technique, with a secondary focus on sector and industry selection. For each security under consideration, a horizon analysis is prepared, with a view to projecting the total anticipated return and taking into account anticipated income generation and capital appreciation. Huff adheres to a strong sell discipline and will not maintain a lagging position on a hope of improved performance. Huff will effect a sale if the security's future total return becomes less attractive relative to other securities (because much of the appreciation has been captured), the company begins to perform poorly, the industry outlook changes, management begins withholding information, or any other event occurs that changes the investment conclusion.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME OPPORTUNITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- JUNK BOND RISK - Junk bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with such securities appears later in this Prospectus under the heading "Investment Risks and Strategies - Risk Factors Relating to High Yield or "Junk" Bonds."

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE FIXED INCOME OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Fixed Income Opportunity Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on September 26, 2000.

The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the CSFB High Yield Index, an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

2001                                                                             -4.34%
2002                                                                             -5.18%
2003                                                                             23.01%
2004                                                                               7.8%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2004 through September 30, 2005 (non-annualized) was 1.17%.



--------------------------------------------------------------------------------

Best quarter:   2nd Qtr. 2003     7.81%
Worst quarter:  3rd Qtr. 2001    -7.16%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                       One       Since
                                                                                                       Year    Inception
                                                                                                      ------   ---------
                                                                            FIXED INCOME OPPORTUNITY
                                                                            - Before Taxes             7.80%     2.49%
                                                                            - After Taxes on
                                                                              Distributions            5.63%    -0.57%
                                                                            - After Taxes on
                                                                              Distributions and Sale
                                                                              of Portfolio Shares      5.01%     0.18%
                                                                            CSFB HIGH YIELD INDEX     11.96%     9.72%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.50%
Other Expenses..............................................   0.17%
Total Portfolio
Operating Expenses..........................................   0.67%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $68
                                                                            3 YEARS...................   $214
                                                                            5 YEARS...................   $373
                                                                            10 YEARS..................   $835

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME II PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. The investment objective of The Fixed Income II Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily (i.e. at least 80%) in a diversified portfolio of fixed income securities. In the unlikely event a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before any such change is implemented.


PRINCIPAL INVESTMENT STRATEGIES. The Portfolio, under normal circumstances, will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities ("junk bonds") and up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 300%/year), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving "derivative instruments" both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.


The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index"), an unmanaged index of fixed income securities. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark.

SPECIALIST MANAGER. BlackRock Advisors, Inc. ("BlackRock") currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the "Specialist Manager Guide" included later in this Prospectus.

THE BLACKROCK
INVESTMENT SELECTION
PROCESS BlackRock follows a value approach to fixed income investing, evaluating the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. BlackRock selects from among corporate, mortgage and U.S. government securities and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

PORTFOLIO DESCRIPTION AND RISK FACTORS - THE FIXED INCOME II PORTFOLIO
(CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS. The principal risks associated with an investment in this Portfolio are:

- INTEREST RATE RISK - One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

- CREDIT RISK - An investment in the Portfolio also involves the risk that the issuer of a security will not make principal or interest payments when they are due, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality or "junk bonds." In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

- EXTENSION RISK - These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

- PREPAYMENT RISK - When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-related and asset-backed securities are especially sensitive to prepayment. Further information about extension and prepayment risk appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- DERIVATIVE RISK - The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio. Further information about these instruments, and the extent to which the Portfolio may use them, appears later in this Prospectus under the headings "Investment Risks and Strategies - About Hedging Strategies" and "Investment Risks and Strategies - About Other Permitted Instruments."

- SECURITY RISK - The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instrument. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.

- JUNK BOND RISK - Up to 20% of the Portfolio's assets may be invested in these securities. Junk bonds are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer's financial health. Change in market interest rates also will affect prices. Junk bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions. Further information about the risks associated with investments in junk bonds appears later in this Prospectus under the heading "Investment Risks and Strategies - About Fixed Income Securities."

- FOREIGN SECURITIES RISK - Non-U.S. companies may be adversely affected by political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

- FOREIGN CURRENCY RISK - Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

- EMERGING MARKETS RISK - Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE Index.

PERFORMANCE AND SHAREHOLDER EXPENSES - THE FIXED INCOME II PORTFOLIO
--------------------------------------------------------------------------------

PERFORMANCE. The chart and table below show how The Fixed Income II Portfolio has performed and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio's yearly performance for each full calendar year since the Portfolio's inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio's performance over time on a before and after-tax basis to that of the Lehman Aggregate Bond Index. All of the information below - the bar chart, tables and example - assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.

GRAPH               YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31*

2001                                                                             10.03%
2002                                                                              7.97%
2003                                                                              3.46%
2004                                                                              4.32%

* Results are shown on a calendar year basis; the Portfolio's fiscal year, however, is June 30.

The Portfolio's before-tax return for the period from January 1, 2005 through September 30, 2005 (non-annualized) was 1.69%.



--------------------------------------------------------------------------------

Best quarter:    1st Qtr. 2001     3.69%
Worst quarter:   2nd Qtr. 2004    -1.86%


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                       (for the periods ending 12/31/04)


                                                                                                       One       Since
                                                                                                       Year    Inception
                                                                                                      ------   ---------
                                                                            FIXED INCOME II
                                                                            - Before Taxes             4.32%     6.89%
                                                                            - After Taxes on
                                                                              Distributions            3.22%     4.40%
                                                                            - After Taxes on
                                                                              Distributions and Sale
                                                                              of Portfolio Shares      2.79%     4.36%
                                                                            LEHMAN AGGREGATE BOND
                                                                            INDEX                      4.34%     7.38%


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

SHAREHOLDER EXPENSES
The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES
(Fees paid directly from your investment, expressed as a percentage of offering price)

Maximum Sales Charges.......................................   None
Maximum Redemption Fee......................................   None

ANNUAL OPERATING EXPENSES

(Expenses that are deducted from the Portfolio's assets, expressed as a percentage of average net assets)

Management Fees.............................................   0.22%
Other Expenses..............................................   0.18%
Total Portfolio
Operating Expenses..........................................   0.40%




EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                                                                            1 YEAR....................   $41
                                                                            3 YEARS...................   $128
                                                                            5 YEARS...................   $224
                                                                            10 YEARS..................   $505

INVESTMENT RISKS AND STRATEGIES
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The following is a summary of the types of investments that the Trust's Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust's policies and procedures with respect to disclosure of each Portfolio's securities, appears in the Statement of Additional Information.

ABOUT SECTOR RISK. Because the investment selection processes followed by certain of the Specialist Managers that serve The Equity Portfolios may be made with reference to industry and market sectors represented in a "benchmark index" for the Portfolio each serves, these Portfolios may hold a substantial position in one or more of the market sectors that are represented in the relevant benchmark index. To the extent that market or regulatory developments that affect any such sector are negative and to the extent that the Portfolio in which you invest holds a substantial position in any such sector, the value of your investment in that Portfolio is also likely to be negatively affected. As a result, these indexes may be disproportionately affected by negative developments in a particular sector. Portfolios that seek to track or replicate such an index would likely be similarly affected, and performance of these Portfolios may at times be better or worse than the performance of funds that have a broader investment style.


ABOUT BENCHMARKS AND INDEX INVESTING. The benchmarks for The Value Equity, The Growth Equity and The Small Capitalization Equity Portfolios are the Russell 1000(R) Value Index, the Russell 1000(R) Growth Index, and the Russell 2000(R) Index, respectively. These indexes are among those indexes produced by The Frank Russell Company ("Russell") and, like many of the indexes in this group, are based on the Russell 3000(R) Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell's U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31 of that year. This annual "reconstitution" re-ranks each company, establishing the year's new index membership. The newly adjusted index membership takes effect at the market close on the fourth Friday in June, and remains in place until the following year's reconstitution process. The Russell indexes referenced above include only common stocks issued by companies domiciled in the United States or its territories.


The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively lower price-to-book ratios and lower forecasted growth values.


The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which companies represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the equal-weighted average market capitalization of the Russell 2000 was approximately $664.9 million and the median market capitalization was approximately $539.5 million; the largest company in the index had an approximate market capitalization of $1.8 billion.


The indexes noted above are used by the Board of Trustees and by Hirtle Callaghan. as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Value Equity and The Growth Equity Portfolios (the "Index Accounts") are allocated to a Specialist Manager who is committed to investing assets allocated to it by the Board in a manner that replicates the appropriate benchmark index. This passive investment style is markedly different than traditional investment techniques. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that are designed to replicate the performance of a selected stock index.

It is intended that the Index Accounts be invested in all of the securities included in the Russell 1000 Growth Index, in the case of The Growth Equity Portfolio, or the Russell 1000 Value Index, in the case of The Value Equity Portfolio; securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust's Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant

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index. Investors should be aware, however, that while use of an index investment approach may limit an investor's losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

ABOUT EQUITY SECURITIES. The prices of equity and equity-related securities will fluctuate - sometimes dramatically - over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term "equity securities" includes common and preferred stock; "equity-related securities" refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Small Company Risk. Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

ABOUT FOREIGN SECURITIES. Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities. Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

Foreign Currency Risk. The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.

Foreign Government Securities. Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity's ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as "Brady Bonds," that were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.

Emerging Market Securities. Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors' ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which

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U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

ABOUT FIXED INCOME SECURITIES. Fixed income securities - sometimes referred to as "debt securities" - include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors - the type of instrument, the issuer and the payment terms will affect the volatility and the risk of loss associated with a particular fixed income issue. The "maturity" of a fixed income instrument and the "duration" of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measures the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk. Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be lower.

Prepayment Risk and Extension Risk. Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues - securities backed by pools of loans - payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk. Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.


Risk Factors Relating to High Yield or "Junk" Bonds. Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment-grade securities. The Portfolios will not generally purchase "distressed" securities.


When-issued Securities. Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a "when-issued" basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

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Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities represent participations in (or are backed by) loans secured by real property. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Because of their derivative structure - the fact that their value is derived from the value of the underlying assets - these securities are particularly sensitive to prepayment and extension risks noted above. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. In addition to credit and market risk, asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Mortgage Dollar Rolls. Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.

Inverse Floating Rate Municipal Obligations. Inverse floating rate municipal obligations are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher

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income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Securities Purchased At Discount. Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Real Estate Investment Trusts. Each of the Equity Portfolios may invest up to 10% of its total assets in equity interests issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Municipal Securities. Municipal Securities - fixed income securities issued by local, state and regional governments or other governmental authorities - may be issued for a wide range of purposes, including construction of public facilities or short-term funding, and for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes, but may be a tax preference item for purposes of computing alternative minimum tax ("AMT"). The Fixed Income Portfolio may invest in Municipal Securities regardless of whether the interest is taxable. The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds. Municipal Bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. Municipal Bonds may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

Credit Supports. The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on the Municipal Bond. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution - sometimes referred to as participation interests - and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution, or ratings assigned by rating organizations of its securities, may affect the value of the instrument.


ABOUT EXCHANGE-TRADED FUNDS ("ETFS")



These are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk.



Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.



Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.



The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The International Equity Portfolio, The Intermediate Term Municipal Bond Portfolio, The Fixed Income Portfolio, The High Yield Bond Portfolio, and

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The Fixed Income II Portfolio may each invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)")*.



iShares(R) is a registered investment company unaffiliated with the Portfolios, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.



Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Portfolios may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.


ABOUT TEMPORARY INVESTMENT PRACTICES. It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or repurchase agreements secured by such securities, or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

ABOUT HEDGING STRATEGIES. Except with respect to the Index Accounts, a Specialist Manager may, but is not obligated to, use certain strategies ("Hedging Strategies") on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may use Hedging Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indexes, options on stock index and interest rate futures contracts and options on such futures contracts. Both the Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity Portfolio may, but is not obligated to, use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by this Portfolio are denominated.

The Fixed Income Opportunity Portfolio and The Fixed Income II Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios may enter into swap transactions. Swap transactions are contracts in


* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

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which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

Use of the instruments noted above (collectively, "Hedging Instruments") must be consistent with a Portfolio's investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). In addition, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

ABOUT OTHER PERMITTED INSTRUMENTS. Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

The Specialist Managers may acquire, on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the S&P 500 Composite Stock Price Index Depositary Receipts ("SPDRs"); the

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S&P Mid Cap 400 Index Depositary Receipts ("MidCap SPDRs"); or certain exchange traded funds, such as Barclays "iShares." The Portfolios may invest in these instruments (or similar instruments that may become available in the future) to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio, provided that only those listed on the American Stock Exchange or the New York Stock Exchange may be acquired. Generally, the Investment Company Act limits investments in instruments in other investment companies (including SPDRs, MidCap SPDRs, iShares and similar instruments) to 5% of a Portfolio's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of a Portfolio's assets may be made. Further information about these instruments is contained in the Statement of Additional Information.

MANAGEMENT OF THE TRUST
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The Board of Trustees is responsible for the overall supervision and management of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust's Officers and various service organizations retained by the Trust.

HIRTLE CALLAGHAN serves as the overall investment adviser to the Trust under the terms of its investment advisory agreement ("Hirtle Callaghan Agreement") with the Trust. Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Specialist Managers and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although Hirtle Callaghan advises the Board of Trustees with regard to investment matters, Hirtle Callaghan is not responsible for day-to-day investment decisions for the Trust or its Portfolios. Hirtle Callaghan is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Hirtle Callaghan may, from time to time, recommend that the assets of a multi-manager Portfolio be reallocated among the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. The Board of Trustees has authorized the Trust's officers to request an order from the Securities and Exchange Commission ("SEC") that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Portfolio.

Pursuant to the terms of its current agreement with the Trust ("Current Agreement"), Hirtle Callaghan & Co. ("Hirtle Callaghan") assists the Trust's Board in evaluating and monitoring Specialist Managers retained by the Trust. Under the Current Agreement, Hirtle Callaghan does not have direct authority to invest and reinvest the Trust's assets but is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers. The Trust's Board has determined that it would be in the interests of the Trust and its shareholders to enter into a new investment advisory agreement with Hirtle Callaghan ("Proposed Agreement") that would give Hirtle Callaghan investment discretion with respect to the Trust's assets. Implementation of the Proposed Agreement (i) would not increase or decrease the investment advisory fees or expenses paid by the Trust or the respective Portfolios; (ii) would not change the role of the Specialist Managers in the day-to-day investment operations of the Trust; and (iii) will not be implemented unless and until the approval of the shareholders of each of the Trust's several Portfolios is obtained. As of the date of this Prospectus, no date for the required meeting of shareholders has been determined.


Officers of Hirtle Callaghan serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of 0.05% of each Portfolio's average net assets. The principal offices of Hirtle Callaghan are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, Hirtle Callaghan had, as of June 30, 2005, approximately $9.2 billion in assets under management. Hirtle Callaghan is controlled by its founders, Jonathan J. Hirtle and Donald E. Callaghan.


SPECIALIST MANAGERS. Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust's Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.

In the case of those Portfolios that are served by more than one Specialist Manager, the Board of Trustees is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. Unless otherwise noted, the assets of each of these Portfolios will be allocated as equally as practicable among its Specialist Managers. The Board of Trustees may, however, increase or decrease the allocation to a Specialist Manager, or terminate a particular Specialist Manager, if the Board of Trustees deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) to one hundred percent (100%) of a Portfolio's assets managed by a particular Specialist Manager at any given time. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

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A detailed description of the Specialist Managers that currently serve the Trust's various Portfolios is found in the Specialist Manager Guide included in this Prospectus.


A discussion regarding the Board of Trustees' basis for approving the Trust's agreements with Hirtle Callaghan and each of the Specialist Managers appears in the Trust's Annual Report to Shareholders dated June 30, 2005.

SHAREHOLDER INFORMATION
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PURCHASES AND REDEMPTIONS

Purchasing Shares of the Portfolios. You may purchase shares of any of the Portfolios only if you are a client of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Shares of each of the Portfolios are sold at their net asset value per share ("NAV") next calculated after your purchase order is accepted by the Trust. Please refer to further information under the heading "Acceptance of Purchase Orders; Anti-Money Laundering Policy."

Calculating NAV. A Portfolio's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time on days the NYSE is open. The NAV is calculated by adding the total value of the Portfolio's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Portfolio:

                                        NAV =   total assets - liabilities
                                                number of shares outstanding

The value of each Portfolio's investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust's Board of Trustees ("Board") in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio's NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board of Trustees.

Acceptance of Purchase Orders; Anti- Money Laundering Policy. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler's checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's transfer agent on any regular business day. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, tax payer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

Identity Verification Procedures - Because the absence of face-to-face contact with customers limits the Trust's ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer's identity. However, documentary evidence of a customer's identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.

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Customer Information - the following information is required prior to opening an account:

          a. Name;

          b. Date of birth, for an individual;

          c. Address, which shall be:

             1) For an individual, a residential or business street address;

             2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office
             (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or

             3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and

          d. Identification Number, which shall be:

             1) For a U.S. person, a taxpayer identification number; or

             2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Customer verification

As discussed above, the Trust uses non-documentary methods as the primary procedure to verify a customer's identity, although an initial, documentary (good order) review of the Account application and purchase instrument will also be conducted for consistency, completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer's identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer's identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.

If a customer's identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the Account and the original purchase instrument will normally be returned to the customer. In the event an Account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrong doing, the customer's Account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.

Redeeming Your Shares. You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared - normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions. Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed. The Trust may permit investors to purchase shares of a Portfolio "in kind" by exchanging securities for shares of the selected Portfolio. This is known as an "in-kind" purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled - usually within 15 days following the in-kind purchase. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the

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redeeming shareholder securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Frequent purchases and redemptions of shares of a mutual fund (including activities of "market timers") can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of the a fund's investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of Hirtle Callaghan or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan and the absence of abuses in this area at any time since the commencement of the Trust's operations.

SHAREHOLDER REPORTS AND INQUIRIES. Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent registered public accounting firm. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.

DIVIDENDS AND DISTRIBUTIONS. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio are paid semi-annually. Income dividends on each of the remaining Income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.


FEDERAL TAXES. The following discussion is only a brief summary of some of the important tax considerations that may affect your investment in the Trust. It is not a substitute for careful tax planning. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to their particular tax situation.



Portfolio Distributions. Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed at a rate as high as 35%, except as discussed below.



Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.



Distributions of "qualifying dividends" will also generally be taxable to noncorporate shareholders at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, noncorporate shareholders must have owned their Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio's ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Portfolio's distributions that are otherwise qualifying dividends may be reduced as a result of a Portfolio's securities lending activities.

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Distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.



A portion of distributions paid by a Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of a Portfolio's securities lending activities as described above.



You will be notified annually of the tax status of distributions to you.



You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."



Sales or Exchanges. You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in any Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)



Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.



IRAs and Other Tax-Qualified Plans. One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



Foreign Taxes Incurred by The International Equity Portfolio. It is expected that The International Equity Portfolio will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by it. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.



The Intermediate Term Municipal Bond Portfolio. During normal market conditions, it is expected that substantially all of the dividends paid by The Intermediate Term Municipal Bond Portfolio will be excluded from gross income for Federal income tax purposes. As previously noted, the Portfolio may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable; the Portfolio may also realize capital gain. In such event, a portion of the Portfolio's dividends will not be exempt from Federal income taxes. In addition, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.



Backup Withholding. A Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2005, the withholding rate is 28%.



U.S. Tax Treatment of Foreign Shareholders. Distributions by a Portfolio to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business

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of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Portfolio from U.S. sources are also generally not subject to withholding tax.



State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Portfolio's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.



Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.



MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS
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The financial highlights tables are intended to help you understand the financial performance of each of the Trust's Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.





                                                                             VALUE EQUITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  13.73   $  11.67   $  12.32   $  13.99   $  13.20
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.32       0.22       0.18       0.18       0.17
  Net realized and unrealized gains/(losses) from
    investments and futures.................................      1.27       2.06      (0.65)     (1.63)      1.06
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      1.59       2.28      (0.47)     (1.45)      1.23
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.31)     (0.22)     (0.18)     (0.18)     (0.17)
  Net realized gains on investments and futures.............        --         --         --      (0.04)     (0.27)
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.31)     (0.22)     (0.18)     (0.22)     (0.44)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  15.01   $  13.73   $  11.67   $  12.32   $  13.99
                                                              ========   ========   ========   ========   ========
Total Return................................................     11.66%     19.64%     (3.66%)   (10.42%)     9.43%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $685,337   $584,947   $416,220   $322,074   $281,192
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............      0.48%      0.43%      0.42%      0.42%      0.53%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............      0.43%      0.39%      0.37%      0.42%      0.53%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................      0.48%      0.43%      0.42%      0.42%      0.53%
  Ratio of net investment income to average net assets......      2.18%      1.70%      1.78%      1.42%      1.24%
  Portfolio turnover rate...................................     79.98%     79.13%     71.03%     66.24%    138.97%



                                                                            GROWTH EQUITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  10.33   $   8.64   $   8.78   $  11.81   $  20.63
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.10       0.05       0.05       0.04       0.04
  Net realized and unrealized gains/(losses) on investments,
    options and futures.....................................      0.38       1.69      (0.14)     (3.03)     (6.66)
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.48       1.74      (0.09)     (2.99)     (6.62)
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.09)     (0.05)     (0.05)     (0.04)     (0.04)
  Net realized gains from investments, options and
    futures.................................................        --         --         --         --      (2.16)
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.09      (0.05)     (0.05)     (0.04)     (2.20)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.72   $  10.33   $   8.64   $   8.78   $  11.81
                                                              ========   ========   ========   ========   ========
Total Return................................................      4.70%     20.12%     (1.01%)   (25.37%)   (33.03%)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $953,286   $683,266   $504,450   $367,547   $327,097
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............      0.35%      0.38%      0.39%      0.40%      0.43%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............      0.34%      0.36%      0.38%      0.40%      0.43%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................      0.35%      0.38%      0.39%      0.40%      0.43%
  Ratio of net investment income to average net assets......      0.96%      0.47%      0.63%      0.40%      0.25%
  Portfolio turnover rate...................................     56.20%     49.19%     51.06%     58.55%     95.66%

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                                                                     SMALL CAPITALIZATION EQUITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  14.17   $  10.81   $  11.42   $  12.96   $  15.29
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.03       0.02       0.03       0.01       0.03
  Net realized and unrealized gains/(losses) on
    investments.............................................      1.28       3.36      (0.61)     (1.54)     (0.79)
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      1.31       3.38      (0.58)     (1.53)     (0.76)
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.03)     (0.02)     (0.03)     (0.01)     (0.03)
  Net realized gains from investments.......................     (0.39)        --         --         --      (1.54)
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.42)     (0.02)     (0.03)     (0.01)     (1.57)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  15.06   $  14.17   $  10.81   $  11.42   $  12.96
                                                              ========   ========   ========   ========   ========
Total Return................................................      9.29%     31.28%     (4.98%)   (11.88%)    (3.67%)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $512,992   $591,932   $423,019   $323,895   $311,949
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............      0.43%      0.45%      0.49%      0.60%      0.63%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............      0.37%      0.39%      0.44%      0.60%      0.63%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................      0.38%      0.42%      0.49%      0.60%      0.63%
  Ratio of net investment income to average net assets......      0.23%      0.16%      0.33%      0.10%      0.22%
  Portfolio turnover rate...................................    119.67%    117.51%    122.08%    144.98%    134.43%



                                                                          INTERNATIONAL EQUITY PORTFOLIO
                                                              ------------------------------------------------------
                                                                 YEAR        YEAR       YEAR       YEAR       YEAR
                                                                ENDED       ENDED      ENDED      ENDED      ENDED
                                                               JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                 2005        2004       2003       2002       2001
                                                              ----------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $     9.57   $   7.58   $   8.50   $   9.27   $  15.34
                                                              ----------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................        0.18       0.12       0.14       0.09       0.10
  Net realized and unrealized gains/(losses) on investments
    and foreign currency transactions.......................        0.79       1.99      (0.96)     (0.75)     (3.71)
                                                              ----------   --------   --------   --------   --------
    Total from investment operations........................        0.97       2.11      (0.82)     (0.66)     (3.61)
                                                              ----------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................       (0.13)     (0.12)     (0.10)     (0.11)     (0.08)
  Net realized gains from investments and foreign currency
    transactions............................................          --         --         --         --      (2.38)
                                                              ----------   --------   --------   --------   --------
    Total distributions to shareholders.....................       (0.13)     (0.12)     (0.10)     (0.11)     (2.46)
                                                              ----------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $    10.41   $   9.57   $   7.58   $   8.50   $   9.27
                                                              ==========   ========   ========   ========   ========
Total Return................................................       10.16%     27.76%     (9.55%)    (7.05%)   (24.87%)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $1,049,375   $832,251   $540,558   $475,352   $368,213
  Ratio of expenses to average net assets, prior to expenses
    paid indirectly, waivers and reimbursements.............        0.35%      0.44%      0.72%      0.64%      0.66%
  Ratio of expenses to average net assets, net of expenses
    paid indirectly, waivers and reimbursements.............        0.33%      0.40%      0.70%      0.64%      0.66%
  Ratio of expenses to average net assets, net of waivers
    and reimbursements......................................        0.35%      0.44%      0.72%      0.64%      0.66%
  Ratio of net investment income to average net assets......        1.89%      1.46%      1.67%      1.10%      1.02%
  Portfolio turnover rate...................................       35.48%     46.37%     31.74%     40.22%     80.80%

--------------------------------------------------------------------------------


                                                                   INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $   9.99   $  10.35   $  10.04   $   9.89   $   9.56
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.42       0.44       0.45       0.47       0.48
  Net realized and unrealized gains/(losses) on
    investments.............................................      0.15      (0.36)      0.31       0.13       0.33
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.57       0.08       0.76       0.60       0.81
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.42)     (0.44)     (0.45)     (0.45)     (0.48)
  Net realized gain from investments........................                   --         --         --         --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.42)     (0.44)     (0.45)     (0.45)     (0.48)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.14   $   9.99   $  10.35   $  10.04   $   9.89
                                                              ========   ========   ========   ========   ========
Total Return................................................      5.80%      0.78%      7.70%      6.16%      8.61%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $494,944   $352,879   $273,715   $254,032   $202,019
  Ratio of expenses to average net assets*..................      0.38%      0.40%      0.43%      0.44%      0.47%
  Ratio of expenses to average net assets...................      0.38%      0.40%      0.43%      0.44%      0.46%
  Ratio of net investment income to average net assets......      4.18%      4.40%      4.40%      4.74%      4.87%
  Portfolio turnover rate...................................     25.50%     20.53%     18.41%     27.82%     31.02%



* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.



                                                                             FIXED INCOME PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002       2001
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $  10.01   $  10.38   $  10.19   $   9.91   $   9.44
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.44       0.42       0.53       0.60       0.64
  Net realized and unrealized gains/(losses) on
    investments.............................................      0.25      (0.33)      0.33       0.30       0.47
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.69       0.09       0.86       0.90       1.11
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.45)     (0.46)     (0.53)     (0.60)     (0.64)
  Net realized gains from investments.......................     (0.02)        --      (0.14)     (0.02)        --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.47)     (0.46)     (0.67)     (0.62)     (0.64)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.23   $  10.01   $  10.38   $  10.19   $   9.91
                                                              ========   ========   ========   ========   ========
Total Return................................................      7.07%      0.88%      8.86%      9.11%     12.02%
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $251,190   $197,341   $147,172   $126,708   $128,137
  Ratio of expenses to average net assets*..................      0.37%      0.39%      0.44%      0.44%      0.47%
  Ratio of expenses to average net assets...................      0.36%      0.39%      0.44%      0.44%      0.46%
  Ratio of net investment income to average net assets......      4.32%      4.15%      4.85%      5.80%      6.52%
  Portfolio turnover rate...................................    200.54%    216.92%    181.20%    118.94%    130.52%



* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

--------------------------------------------------------------------------------


                                                                       FIXED INCOME OPPORTUNITY PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002     2001(A)
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $   7.57   $   7.46   $   6.90   $   8.34   $  10.00
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.48       0.46       0.49       0.71       0.80
  Net realized and unrealized gains/(losses) on investments,
    futures and foreign currency transactions...............      0.14       0.12       0.57      (1.46)     (1.69)
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.62       0.58       1.06      (0.75)     (0.89)
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.51)     (0.47)     (0.50)     (0.69)     (0.77)
  Net realized gain from investments, futures and foreign
    currency transactions...................................                   --         --         --         --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.51)     (0.47)     (0.50)     (0.69)     (0.77)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $   7.68   $   7.57   $   7.46   $   6.90   $   8.34
                                                              ========   ========   ========   ========   ========
Total Return................................................      8.37%      7.94%     16.08%     (9.35%)    (9.13%)(b)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $133,032   $229,137   $199,755   $161,206   $137,248
  Ratio of expenses to average net assets...................      0.67%      0.67%      0.61%      0.57%      0.62%(c)*
  Ratio of expenses to average net assets...................      0.67%      0.67%      0.61%      0.57%      0.61%(c)
  Ratio of net investment income to average net assets......      5.81%      5.93%      7.73%      9.47%     11.80%(c)
  Portfolio turnover rate...................................     37.25%     93.45%     60.95%     51.06%     33.23%(b)



                                                                           FIXED INCOME II PORTFOLIO
                                                              ----------------------------------------------------
                                                                YEAR       YEAR       YEAR       YEAR       YEAR
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,   JUNE 30,
                                                                2005       2004       2003       2002     2001(A)
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $   9.90   $  10.36   $  10.17   $  10.33   $  10.00
                                                              --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment income.....................................      0.34       0.30       0.56       0.65       0.54
  Net realized and unrealized gains/(losses) on investments,
    options, futures and foreign currency transactions......      0.27      (0.26)      0.28       0.13       0.33
                                                              --------   --------   --------   --------   --------
    Total from investment operations........................      0.61       0.04       0.84       0.78       0.87
                                                              --------   --------   --------   --------   --------
Distributions to Shareholders from:
  Net investment income.....................................     (0.30)     (0.36)     (0.57)     (0.69)     (0.54)
  Net realized gain from investments, options, futures and
    foreign currency transactions...........................        --      (0.14)     (0.08)     (0.25)        --
                                                              --------   --------   --------   --------   --------
    Total distributions to shareholders.....................     (0.30)     (0.50)     (0.65)     (0.94)     (0.54)
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of Period..............................  $  10.21   $   9.90   $  10.36   $  10.17   $  10.33
                                                              ========   ========   ========   ========   ========
Total Return................................................      6.25%      0.46%      8.57%      7.74%      8.83%(b)
Ratios to Average Net Assets/Supplemental Data:
  Net assets, end of period (in thousands)..................  $253,671   $189,211   $166,517   $175,449   $183,351
  Ratio of expenses to average net assets...................      0.40%      0.39%      0.45%      0.47%      0.51%(c)
  Ratio of net investment income to average net assets......      3.50%      2.90%      4.69%      6.21%      6.87%(c)
  Portfolio turnover rate...................................    890.01%    652.03%    453.38%    475.78%    342.57%(b)



* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.


(a) For the period September 26, 2000 (commencement of operations) through June 30, 2001.


(b) Not annualized.


(c) Annualized.

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                            SPECIALIST MANAGER GUIDE
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This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers' compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI.

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for The International Equity Portfolio. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California, 1 Maritime Plaza, Suite 1450, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2005, Artisan managed total assets in excess of $40 billion, of which approximately $22.2 billion consisted of mutual fund assets. Artisan's sole general partner is Artisan Partners Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

Artisan is compensated for its services to The International Equity Portfolio based on the performance that Artisan is able to achieve with respect to that portion ("Artisan Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Artisan for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce Artisan's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Artisan is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the Artisan Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Artisan Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Artisan will earn a performance adjustment only with respect to the value that its portfolio management adds to the Artisan Account. The fulcrum fee arrangement provides that Artisan's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Artisan of any minimum annual fee.

It should be noted that, under the performance fee arrangement, Artisan could earn a positive performance adjustment in declining markets if the decline in the total return of the Artisan Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

BlackRock Advisors, Inc. ("BlackRock") serves as Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 100 Bellevue Parkway, Wilmington, Delaware 19809. For its services to the Portfolio, BlackRock receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets ("BlackRock Account") managed by it, at an annual rate of 0.25% for the first $100 million in such assets, 0.20% for those assets in excess of $100 million and below $200 million, and 0.175% for those assets in excess of $200 million. As of June 30, 2005, BlackRock, together with its asset management affiliates, managed total assets of approximately $414 billion, $111 billion of which represent mutual fund assets.


The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Keith Anderson, Managing Director of BFM since 1988, and Scott Amero, Managing Director of BFM since 1990. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group. Mr. Anderson and Mr. Amero have been have been co-managers of the fund since 2001. BlackRock is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc.

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                      SPECIALIST MANAGER GUIDE (CONTINUED)
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Capital Guardian Trust Company ("CapGuardian") serves as a Specialist Manager for The International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. As of June 30, 2005, CapGuardian managed total assets of in excess of $149 billion, including approximately $14.0 billion in assets of registered investment companies.

CapGuardian is compensated for its services to The International Equity Portfolio based on the performance that CapGuardian is able to achieve with respect to that portion ("CapGuardian Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, CapGuardian is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the CapGuardian Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the CapGuardian Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a performance hurdle of 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. CapGuardian's annual fee may not exceed 0.60% (60 basis points) of the average daily net assets of the CapGuardian Account. The minimum annual fee is 0.20% (20 basis points).

It should be noted that, under the performance fee arrangement, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of the CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

A team of investment professionals at CapGuardian is responsible for the day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian, which includes the following individuals: David I. Fisher, Arthur
J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John M.N. Mant, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher, Chairman of the Board of CapGuardian, has been with the Capital Group since 1969. Mr. Giesecke, Chairman of the Board of Capital Group's Japanese investment management subsidiary, has been with the Capital Group since 1972. Mr. Gromadzki, a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities, joined CapGuardian in 1987. Mr. Havas, a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian in its Montreal offices, has been with the Capital Group since 1986. Mr. Kwak is a Senior Vice President for Capital International K.K. ("CIKK") and a portfolio manager for assets in Japan, based in Tokyo. He joined CIKK in 2002, after serving as the Chief Investment Officer-Japan and Managing Director for Zurich Scudder Investments. Ms. Kyle, a Senior Vice President, Director and member of the Executive Committee of CapGuardian, joined CapGuardian in 1991. Mr. Reed, a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin, and non-U.S. equity portfolios, and research responsibilities for the Japanese financial sector, joined CapGuardian in 1994. Mr. Mant is an Executive Vice President, a Director and the European Research Manager of Capital International Research, Inc. He joined CapGuardian in 1990 and is also a Director and Senior Vice President with portfolio management responsibilities for Capital International Limited. Mr. Sauvage, a Senior Vice President and portfolio manager of CapGuardian and a Vice President of Capital International Research, Inc., has been with the Capital Group since 1987. Ms. Sikorsky, President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. joined the Capital Group in 1962. Mr. Staehelin, a Senior Vice President and Director of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A., joined the Capital Group in 1981. In addition to the managers mentioned above, a portion of the portfolio is managed by a team of CapGuardian analysts. This research team consists of 35 analysts with an average of 9 years with CapGuardian and 14 years investment experience.

Deutsche Asset Management, Inc. ("Deutsche") serves as the Specialist Manager for The Fixed Income Portfolio. For its services to the Portfolio, Deutsche is entitled to receive, based on the average daily net asset value of the Portfolio, an annual fee of 0.20%. For the year ending December 31, 2005, Deutsche has voluntarily waived its fee down to 0.195%. A voluntary waiver may be reduced or eliminated at any time. Deutsche is headquartered at 345 Park Avenue, New York, New York 10154, and has been active in managing fixed-income securities since 1989. Gary W. Bartlett, J. Christopher Gagnier, Warren S. Davis, Thomas Flaherty, Daniel R. Taylor and Timothy C. Vile are primarily responsible for day-to-day management of this Portfolio's assets. Mr. Bartlett, a Managing Director of Deutsche, has been with the firm (or its predecessor companies) since 1992. Mr. Bartlett is

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                      SPECIALIST MANAGER GUIDE (CONTINUED)
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a Chartered Financial Analyst and holds an MBA from Drexel University, with over 22 years in the investment management industry. Mr. Gagnier, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago, with over 25 years in the investment management industry. Mr. Davis, a Managing Director of Deutsche, has been with the firm (or its predecessor companies) since 1995. Mr. Davis holds an MBA from Drexel University, with over 19 years in the investment management industry. Mr. Flaherty, a Managing Director of Deutsche, has been with the firm (or its predecessor companies) since 1995. Mr. Flaherty has over 20 years in the investment management industry. Mr. Taylor, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1998. Mr. Taylor is a Chartered Financial Analyst and has over 13 years in the investment management industry. Mr. Vile, a Managing Director of Deutsche Asset Management, has been with the firm (or its predecessor companies) since 1991. Mr. Vile is a Chartered Financial Analyst with over 20 years in the investment management industry. As of June 30, 2005, Deutsche managed total assets in excess of $37 billion. It is anticipated that, effective on or about November 30, 2005, Deutsche will transfer it fixed income asset management business to Aberdeen Asset Management, Inc. It is anticipated that the Trust's Board will consider approval of a new portfolio management agreement with Aberdeen to be entered into upon the consummation of that transaction. Such new agreement, which would be subject o the approval of the Portfolio's shareholders, would be designed to secure for the Portfolio the continued services of the individual portfolio managers listed above.


Franklin Portfolio Associates LLC ("Franklin") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Franklin, which was organized as a Massachusetts limited liability company in 1982, is headquartered at One Boston Place, 29th Floor, Boston, Massachusetts 02108. Under its initial agreement with the Trust, Franklin is entitled to receive an annual fee of 0.40% of the average daily net asset value of that portion of the Portfolio's assets of allocated to it by the Board of Trustees. The Board of Trustees and shareholders of the Portfolio have conditionally approved approve an amendment to the portfolio management agreement relating to Franklin ("Performance Fee Amendment"). Under the Performance Fee Amendment, Franklin would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to issuance of an order of the SEC permitting implementation of the contemplated performance fee arrangement and there can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase (up to 0.70%) or decrease (down to 0.10%) the fee paid to Franklin, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. Expense calculations assume payment of the maximum fee. Further information about this and other performance fee arrangements relating to the Trust appears in the Statement of Additional Information.

Day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio that will be allocated to Franklin are the responsibility of John S. Cone, president & CEO, and Tony Garvin, Senior Vice President and Senior Portfolio Manager. Mr. Cone has been with Franklin Portfolio Associates since its inception in 1982 and has an extensive background in computer modeling and quantitative methods. He is a member of the Boston Security Analysts Society, Chicago Quantitative Alliance, and the Q Group. Additionally, Mr. Cone is on the Advisory Board of the Center for Computational Finance and Economic Systems at Rice University. Mr. Garvin holds his BS from the Skidmore College and an MA from the University of Massachusetts. He also completed postgraduate coursework at the Massachusetts Institute of Technology. Mr. Garvin joined Franklin Portfolio Associates in 2004. Prior to joining FPA, he was a portfolio manager at Batterymarch Financial Management. He also previously served as portfolio manager and quantitative analyst at Grantham, Mayo, Van Otterloo and Company and was a consultant at Independence Investment Associates and held responsibilities related to data analysis at Nichols Research Corporation. Mr. Garvin belongs to the Boston Security Analysts Society.


Franklin is a wholly owned indirect subsidiary of Mellon Financial Corporation and has no affiliation with the Franklin Templeton Group of Funds or Franklin Resources, Inc. As of June 30, 2005, Franklin had approximately $28.6 billion in assets under management, of which approximately $10.37 billion represented assets of mutual funds.



Frontier Capital Management Company, LLC ("Frontier") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer Street, Boston, Massachusetts 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta, an Executive Vice President of Frontier since 2004, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A.
1988). Frontier had, as of June 30, 2005, approximately $5.1 billion in assets

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                      SPECIALIST MANAGER GUIDE (CONTINUED)
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under management, of which approximately $300 million represented assets of mutual funds. Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).


Geewax, Terker and Co. ("Geewax") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Geewax receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.30%. The principal offices of Geewax are located at 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, PA 19317. John Geewax has been a general partner and chief investment officer of the firm since its founding in 1982. Mr. Geewax, who holds an MBA and JD from the University of Pennsylvania, is primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Geewax. Bruce Terker is the designated assistant portfolio manager for the portion of the Portfolio's assets assigned to Geewax. Mr. Terker co-founded Geewax in 1982. Mr. Terker is involved with systems development and the administration of the firm as well as a contributor to the firm's research and development effort and serves as Mr. Geewax's back-up on all CIO functions. As of June 30, 2005, Geewax managed assets of approximately $2.0 billion, of which approximately $136 million represented assets of mutual funds. Geewax, a Pennsylvania partnership, and registered investment adviser since 1982, is controlled by Mr. Geewax and Mr. Terker, the firm's general partners.


W.R. Huff Asset Management Co., L.L.C. ("Huff") serves as Specialist Manager for The Fixed Income Opportunity Portfolio. For its services to the Portfolio, Huff receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.50%. Huff is headquartered at 1776 On The Green, 67 Park Place, Morristown, New Jersey 07960 and, as of June 30, 2005, managed total assets exceeding $12 billion. Since the firm's inception, Huff has, however, specialized in investing in the high yield markets and has substantial experience in the management and operation of pooled income vehicles, as well as pension plan assets. The investment decisions for the Portfolio are made through a team approach. The senior members of the investment team are described below:


        WILLIAM R. HUFF has worked for Huff as a portfolio manager and chief investment officer for over five years. Mr. Huff earned a BBA from Baruch College.

        DONNA B. CHARLETON has worked for Huff as a portfolio manager and chief operating officer for over five years. Ms. Charles earned a BA from Bucknell University.

        EDWIN M. BANKS has worked for Huff as a portfolio manager and trader for over five years. Mr. Banks holds a BA from Rutgers College and an MBA from Rutgers University.

        KENNETH J. HARMONAY has worked for Huff as a portfolio manager for over five years. Mr. Harmonay holds a BS from Lehigh University and an MBA from Fordham University.

        WILLIAM J. CONNORS has worked for Huff as a portfolio manager for over five years. Mr. Conors holds a BA from Drew University and an MBA from Columbia University.

        MICHAEL J. MCGUINESS has worked for Huff as a portfolio manager for over five years. Mr. McGuiness holds a BS from Rutgers University and an MBA from New York University.


        BRYAN E. BLOOM has worked for Huff as an attorney, research analyst, and portfolio manager for over five years. Mr. Bloom holds a BA from University of Pennsylvania, a JD from American University, and an LLM in taxation from New York University.



        MATTHEW SWOPE has worked for Huff as a research analyst and portfolio manager for over five years. Mr. Swope holds a BA from Williams College and an MBA from New York University.


Institutional Capital Corporation ("ICAP") serves as a Specialist Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.35%. ICAP, a registered investment adviser, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. ICAP had assets of approximately $12.1 billion under management as of June 30, 2005, of which approximately $4.0 billion represented assets of mutual funds. The investment decisions for the Portfolio are made through a team approach, with all of the ICAP investment

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professionals contributing to the process. The senior members of the investment team and their areas of responsibility are described below:

        ROBERT H. LYON, chief investment officer, joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

        GARY S. MAURER joined ICAP in 1972 as a quantitative analyst. Mr. Maurer is a member of the senior investment committee and director of client service. He earned a BA in economics from Cornell University and an MBA from the University of Chicago.

        JERROLD K. SENSER, CFA, is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

        THOMAS R. WENZEL, CFA, is the director of research and a member of the senior investment committee. Mr. Wenzel joined ICAP in 1992 and is responsible for the analysis and stock recommendations for the financials sector. Previously, he served as a senior equity analyst at Brinson Partners, Inc. At the University of Wisconsin-Madison, Mr. Wenzel earned a BA in economics and an MBA.

        KATHLEEN C. PEASE, CFA, is member of the senior investment committee and is responsible for the analysis and stock recommendations for the capital spending and retail sectors. Before joining ICAP in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One. She earned a BA at Georgetown University and an MBA from Northwestern University.

        ANDREW P. STARR, CFA, is a member of the senior investment committee. Mr. Starr joined ICAP in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors. His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar. He earned a BA at DePauw University and an MBA from the University of Chicago.

        WILLIAM J. VAN TUINEN, CFA, is a member of the senior investment committee. Mr. Van Tuinen joined ICAP in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors. He earned a BA in economics from Northwestern University and an MBA from the University of Chicago.

IronBridge Capital Management LLC ("IronBridge") serves as a Specialist Manager for The Small Capitalization Equity Portfolio. IronBridge, which was organized as an Illinois limited liability company in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181. Under its initial agreement with the Trust, IronBridge is entitled to receive an annual fee of 0.60% of the average daily net asset value of that portion of the Portfolio's assets of allocated to it by the Board of Trustees. The Board of Trustees and shareholders of the Portfolio have conditionally approved an amendment to the portfolio management agreement relating to IronBridge ("Performance Fee Amendment"). Under the Performance Fee Amendment, IronBridge would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to issuance of an order of the SEC permitting implementation of the contemplated performance fee arrangement and there can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase (up to 1.20%) or decrease (down to zero) the fee paid to IronBridge, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. Expense calculations assume payment of the maximum fee. Further information about this and other performance fee arrangements relating to the Trust appears in the Statement of Additional Information.

Day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber and Jeffrey B. Madden. Mr. Faber is a Portfolio Manager/ Analyst who founded IronBridge in 1999, prior to which he spent 13 years as a Founding Partner and Portfolio Consultant for HOLT Value Associates, LP. Mr. Madden joined IronBridge in 2000 as an equity analyst. Before joining IronBridge Mr. Madden worked at Accenture in the Retail Management Consulting Practice. As of June 30, 2005, IronBridge had approximately $2.3 billion in assets under management, of which approximately $400 million represented assets of mutual funds.

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Jennison Associates LLC ("Jennison"), a registered investment adviser since 1969, serves as a Specialist Manager for The Growth Equity Portfolio. Jennison's principal offices are located at 466 Lexington Avenue, New York, New York 10017. For its services to the Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of The Growth Equity Portfolio allocated to Jennison ("Jennison Account"). Jennison's fee may be lower, however, to the extent the application of the fee schedule set forth below ("Combined Fee Schedule") to the aggregate market value of the Jennison Account and certain other assets managed by Jennison ("Related Accounts") (together, the "Combined Assets") results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from The Growth Equity Portfolio advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a "Related Account" is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of Hirtle Callaghan.

---------------------------------------------------------------------------------------
If Combined Assets are:          The maximum Jennison Fee* from the Portfolio would be:
---------------------------------------------------------------------------------------
                                 0.30% of the average daily net assets of the Jennison
 $10 million or less             Account
---------------------------------------------------------------------------------------
 Over $10 million to $40         0.30% of the average daily net assets of the Jennison
   million                       Account
---------------------------------------------------------------------------------------
 Over $40 million to $65         0.30% of the average daily net assets of the Jennison
   million                       Account
---------------------------------------------------------------------------------------
 Over $65 million to $400        0.25% of the average daily net assets of the Jennison
   million                       Account
---------------------------------------------------------------------------------------
 Over $400 million to $1         0.22% of the average daily net assets of the Jennison
   billion                       Account
---------------------------------------------------------------------------------------
                                 0.20% of the average daily net assets of the Jennison
 Over $1 billion                 Account
---------------------------------------------------------------------------------------

-------------------------------  -------------------------------------------------------
If Combined Assets are:          Total fee paid to Jennison on Combined Assets would be:
-------------------------------  -------------------------------------------------------
                                 0.75% of the average daily net assets of the Combined
 $10 million or less             Assets
---------------------------------------------------------------------------------------
 Over $10 million to $40         0.50% of the average daily net assets of the Combined
   million                       Assets
---------------------------------------------------------------------------------------
 Over $40 million to $65         0.35% of the average daily net assets of the Combined
   million                       Assets
---------------------------------------------------------------------------------------
 Over $65 million to $400        0.25% of the average daily net assets of the Combined
   million                       Assets
---------------------------------------------------------------------------------------
 Over $400 million to $1         0.22% of the average daily net assets of the Combined
   billion                       Assets
---------------------------------------------------------------------------------------
                                 0.20% of the average daily net assets of the Combined
 Over $1 billion                 Assets
---------------------------------------------------------------------------------------

* Under the Combined Fee Schedule, the Portfolio may pay less than the total fee rates shown above.

As of June 30, 2005, the aggregate market value of the Jennison Account and Related Accounts was approximately $636 million. Further information about Jennison's advisory fee appears in the Statement of Additional Information. As of June 30, 2005, Jennison managed approximately $66 billion in assets, of which approximately $31 billion represented assets of mutual funds. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

Kathleen A. McCarragher, an Executive Vice President and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

Ms. McCarragher is supported by members of Jennison's Large Cap Growth Equity Team, which is comprised of other portfolio managers, research analysts and other investment professionals of Jennison. Team members provide research support, make securities recommendations and support the portfolio manager in carrying out her responsibilities with respect to that portion of The Growth Equity Portfolio allocated to Jennison. Members of the team may change from time to time.


Schroder Investment Management North America Inc. ("Schroders"), which is headquartered at 875 Third Avenue, New York, New York 10022, and has, together with its predecessors, been an investment manager since 1962, serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. For its services to the Portfolio, Schroders receives, based on the average daily net asset value of the Portfolio, an annual fee of 0.20%. David Baldt has primary responsibility for day-to-day portfolio management of the Portfolio. From 1989 until he joined Schroders in October 2003, Mr. Baldt was a Managing Director of Deutsche Asset Management, Inc. or its predecessor, and has served as the individual primarily responsible for day-to-day management of The Intermediate Term Municipal Bond Portfolio since its inception. Mr. Baldt has managed fixed income investments since 1973. Schroders currently serves as investment adviser to certain other mutual funds and a broad range of institutional investors.



Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc. ("Schroders U.S."). Schroders U.S. is a wholly owned subsidiary of Schroder International Holdings ("SIH"), which is an indirect wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. The address for Schroders U.S. is 875 Third Avenue, 22nd Floor, New York, NY 10022. The address for SIH and Schroders plc is 31 Gresham Street, London EC2V 7QA, United

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Kingdom. Schroders plc and its affiliates currently engage in the asset management business, and, as of June 30, 2005, had, in the aggregate, assets under management of approximately $201 billion.



Sterling Johnston Capital Management, L.P. ("Sterling Johnston"), a registered investment adviser since 1985, serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Sterling Johnston's principal offices are located at 50 California Street, San Francisco, California 94111. As of June 30, 2005, Sterling Johnston managed assets of $1.14 billion, of which approximately $83 million represented assets of mutual funds.


Sterling Johnston is compensated for its services to The Small Capitalization Equity Portfolio based on the performance that Sterling Johnston is able to achieve with respect to that portion ("Sterling Johnston Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Russell 2000(R) Growth Index by a factor of at least 0.40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Sterling Johnston is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the Sterling Johnston Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Sterling Johnston Account is greater than (or less than) the designated "fulcrum point" - the total return of the Russell 2000 Growth Index plus a 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Sterling Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account. The fulcrum fee arrangement provides that Sterling Johnston's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Sterling Johnston of any minimum annual fee. It should be noted that, under the performance fee arrangement, Sterling Johnston could earn a positive performance adjustment in declining markets if the decline in the total return of the Sterling Johnston Account is less than the decline in the total return of the Russell 2000 Growth Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm's Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston is an independent investment advisory firm; 100% of the firm's equity is held by its principles, including Mr. Johnston, who holds a controlling interest in the firm.


SSgA Funds Management, Inc. ("SSgA") currently serves as a Specialist Manager for The Value Equity Portfolio and The Growth Equity Portfolio. SSgA is a registered investment adviser and a wholly owned subsidiary of State Street Corporation and is one of the State Street Global Advisors companies, the investment management arm of State Street Corporation. Its principal offices are located at One Lincoln Street, Boston, Massachusetts 02111. Incorporated in 2001, SSgA, together with its affiliated companies, manages over $1.367 trillion for clients around the world. As of June 30, 2005, SSgA had approximately $99 billion under management, representing assets of over 20 mutual fund companies. For its services to the Value Equity and Growth Equity Portfolios, SSgA receives a fee of 0.04% of that portion of each Portfolio's assets allocated to it. SSgA manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of the Value Equity and Growth Equity portfolios allocated to SSgA are:



        DAVID CHIN (lead portfolio manager for the Hirtle Callaghan Trust). David is a Principal of State Street Global Advisors and SSgA. David joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and International funds. Prior to joining State Street Global Advisors in 1999, David was a product analyst in the Analytical Services Group at Frank Russell Company. David has been working in the investment management field since 1992. David holds a BS in Management Information Systems from the University of Massachusetts/ Boston and an MBA from the University of Arizona.



        MICHAEL FEEHILY, CFA (backup portfolio manager for the Hirtle Callaghan Trust). Mike is a Principal of State Street Global Advisors and SSgA. Mike joined State Street in 1992, initially working in the Performance and Analytics group, and is head of the U.S. equity Team within the Global Structured Products Team. Mike joined State Street Global Advisors in 1997 and is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. Mike holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

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        KARL SCHNEIDER. Karl is a Principal of State Street Global Advisors and SSgA. He joined State Street Global Advisors in 1996 and is a member of the firm's Global Structured Products Team. Karl managed a variety of the firm's domestic and international passive funds. Karl holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.



        JAMES MAY, CFA. Jim is a Principal of State Street Global Advisors and SSgA. Jim joined State Street Global Advisors in 1991 and is a member of the firm's Global Structured Products Group. Jim manages a variety of portfolios benchmarked to indexes including MSCI, Standard & Poor's and Russell. Jim holds an MBA from Boston College and a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

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                           THE HIRTLE CALLAGHAN TRUST
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FOR MORE INFORMATION:
For more information about any of the Portfolios of The Hirtle Callaghan Trust, please refer to the following documents, each of which is available without charge from the Trust:

ANNUAL AND SEMI-ANNUAL REPORTS ("SHAREHOLDER REPORTS")/FORM N-Q:
The Trust's annual and semi-annual reports to shareholders contain additional information on the Trust's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the several Portfolios during the Trust's last fiscal year. In addition, the Portfolios file their complete portfolio schedule as of the end of their first and third fiscal quarters with the SEC on Form N-Q. A discussion regarding the Board of Trustee's basis for approval of the Hirtle Callaghan Agreement and for approval of the Specialist Managers advisory agreements is available in the Trust's annual report dated June 30, 2005.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):
The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust's policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.

TO OBTAIN COPIES OF SHAREHOLDER REPORTS OR THE SAI, FREE OF CHARGE:
Contact the Trust at The Hirtle Callaghan Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500,
West Conshohocken, PA 19428-2970 (or call 800-242-9596)

OTHER RESOURCES:
You can also review and copy Shareholder Reports, Form N-Q and the SAI at the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Text-only copies of these documents are also available from the SEC's website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-942-8090, or by electronic request to: publicinfo@sec.gov. The Trust does not have an internet web site.

Investment Company Act File No. 811-8918.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE HIRTLE CALLAGHAN TRUST
               FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500
                        WEST CONSHOHOCKEN, PA 19428-2970

This Statement of Additional Information is designed to supplement information contained in the Prospectus relating to The Hirtle Callaghan Trust ("Trust"). The Trust is an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940 ("Investment Company Act"). Hirtle, Callaghan & Co., Inc. ("Hirtle Callaghan") serves as the overall investment adviser to the Trust. This document, although not a Prospectus, is incorporated by reference in its entirety in the Trust's Prospectus and should be read in conjunction with the Trust's Prospectus dated November 1, 2005. A copy of that Prospectus is available by contacting the Trust at (800) 242-9596.

Statement of Additional Information Heading         Corresponding Prospectus Heading
-------------------------------------------         --------------------------------
Management of the Trust                             Management of the Trust

Further Information About the Trust's Investment    Investment Risks and Strategies
Policies

Investment Restrictions                             Investment Risks and Strategies

Additional Purchase and Redemption Information      Shareholder Information

Portfolio Transactions and Valuation                Shareholder Information

Dividends, Distributions and Taxes                  Shareholder Information

History of the Trust and Other Information          Management of Trust

Proxy Voting                                        N/A

Independent Registered Public Accounting Firm and   Financial Highlights
Financial Statements

Ratings Appendix                                    N/A

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.


The Trust's Annual Report to Shareholders dated June 30, 2005 accompanies this Statement of Additional Information and is incorporated herein by reference. The date of this Statement of Additional Information is November 1, 2005.

                             MANAGEMENT OF THE TRUST

GOVERNANCE. The Trust's Board of Trustees ("Board") currently consists of seven members. A majority of the members of the Board are individuals who are not "interested persons" of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as "Independent Trustees." The remaining Board members are senior officers of Hirtle Callaghan and are thus considered "interested persons" of the Trust for purposes of the Investment Company Act. These Board members are referred to as "Affiliated Trustees." Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust's officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust's separate investment portfolios (each, a "Portfolio"), including (i) the selection and general supervision of those investment advisory organizations ("Specialist Managers") retained by the Trust to provide portfolio management services to the respective Portfolios; and (ii) for Portfolios for which more than one Specialist Manager has been retained, allocation of that Portfolio's assets among such Specialist Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Specialist Managers, each of whom may have a different investment style and/or investment selection discipline. The Board also may reallocate a Portfolio's assets among such Specialist Managers, retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust's use of a multi-manager structure appears in this Statement of Additional Information under the heading "Management of the Trust:
Multi-Manager Structure."

OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust's Affiliated Trustees, as well as its executive officers.


                                                                                                      NUMBER OF
                                                      TERM OF                                        PORTFOLIOS       OTHER
                                                   OFFICE; TERM                                        IN FUND    DIRECTORSHIPS
                                  POSITION(S)        SERVED IN         PRINCIPAL OCCUPATION(S)         COMPLEX       HELD BY
    NAME, ADDRESS, AND AGE      HELD WITH TRUST       OFFICE             DURING PAST 5 YEARS          OVERSEEN      TRUSTEE**
    ----------------------      ---------------    ------------        -----------------------       ----------   -------------
Donald E. Callaghan*            Chairman and      Indefinite;      For more than the past five            8           None
Five Tower Bridge,              President         Since: 7/20/95   years, Mr. Callaghan has been a
300 Barr Harbor Drive,                                             Principal of Hirtle Callaghan.
W. Conshohocken, PA 19428
Age: 58

Jonathan J. Hirtle*             Trustee           Indefinite;      For more than the past five            8           None
Five Tower Bridge,                                Since: 7/20/95   years, Mr. Hirtle has been a
300 Barr Harbor Drive,                                             Principal of Hirtle Callaghan.
W. Conshohocken, PA 19428
Age: 52

Robert J. Zion                  Vice President    Indefinite;      Mr. Zion is a Principal of             8            NA
Five Tower Bridge,              & Treasurer       Since: 7/20/95   Hirtle Callaghan, and has been
300 Barr Harbor Drive,                                             employed by that firm for more
W. Conshohocken, PA 19428                                          than the last five years.
Age: 43

Patrick J. Keniston             Secretary         Indefinite;      Counsel, Legal Services of             8            NA
100 Summer Street, 15th Floor                     Since: 3/8/05    BISYS Fund Services (since
Boston, MA 02110                                                   2005); Attorney, Citigroup GTS
Age: 41                                                            Fund Services (2001-2005).

George Stevens                  Chief             Indefinite;      From September 1996 to present,        8            NA
3435 Stelzer Road               Compliance        Since: 8/9/05    employee of BISYS Fund Services
Columbus, OH 43219              Officer
Age: 54


* Messrs. Callaghan and Hirtle may each be deemed to be an "interested person," as defined by the Investment Company Act, because of their employment with Hirtle Callaghan, the overall investment adviser to the Trust.

** The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.


                                                                                             NUMBER OF
                                                   TERM OF                                  PORTFOLIOS         OTHER
                              POSITION(S)      OFFICE; TERM                                   IN FUND      DIRECTORSHIPS
                            HELD WITH TRUST      SERVED IN       PRINCIPAL OCCUPATION(S)      COMPLEX         HELD BY
  NAME, ADDRESS, AND AGE        AND AGE           OFFICE           DURING PAST 5 YEARS       OVERSEEN        TRUSTEE**
  ----------------------    ---------------   --------------     -----------------------    ----------   ----------------
Ross H. Goodman             Trustee           Indefinite;      For more than the past            8             None
Five Tower Bridge,                            Since: 7/20/95   five years, Mr. Goodman
300 Barr Harbor Drive,                                         has been President and
W. Conshohocken, PA 19428                                      Owner of American
Age: 57                                                        Industrial Management &
                                                               Sales, Northeast, Inc. or
                                                               its predecessors
                                                               (manufacturing
                                                               representative).

Jarrett Burt Kling          Trustee           Indefinite;      For more than the past            8       ING Clarion Real
Five Tower Bridge,                            Since: 7/20/95   five years, Mr. Kling has                   Estate Income
300 Barr Harbor Drive,                                         been associated with CRA                  Fund; Old Mutual
W. Conshohocken, PA 19428                                      Real Estate Securities,                     Advisors Fund
Age: 62                                                        L.P., a registered
                                                               investment adviser and
                                                               indirect, wholly owned
                                                               subsidiary of ING Group.

R. Richard Williams         Trustee           Indefinite;      Since early 2000, Mr.             8             None
Five Tower Bridge,                            Since: 7/15/99   Williams has been owner of
300 Barr Harbor Drive,                                         Seaboard Advisers
W. Conshohocken, PA 19428                                      (consulting services).
Age: 59

Richard W. Wortham, III     Trustee           Indefinite;      Mr. Wortham is President          8             None
Five Tower Bridge,                            Since: 7/20/95   of The Wortham Foundation;
300 Barr Harbor Drive,                                         Prior to that he was
W. Conshohocken, PA 19428                                      President of Video Rental
Age: 67                                                        of Pennsylvania, Inc. and
                                                               its parent, Houston VMC,
                                                               Inc.

Harvey G. Magarick          Trustee           Indefinite;      Retired. For more than            8             None
Five Tower Bridge,                            Since: 7/01/04.  the last five years, Mr.
300 Barr Harbor Drive,                                         Magrick was a partner in
W. Conshohocken, PA 19428                                      the auditing firm of BDO
Age: 66                                                        Seidman, LLP.


* The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Committees of the Board of Trustees. The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.

The Executive Committee is generally authorized to act for the full Board in all matters for which the affirmative vote of a majority of the Independent Trustees is not required under the Investment Company Act or other applicable law. The Executive Committee, whose members are Messrs. Callaghan, Hirtle and Goodman, met twice during the fiscal year ended June 30, 2005.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2005. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust's financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 4 meetings during the fiscal year ended June 30, 2005.

COMPENSATION ARRANGEMENTS. Each of the Independent Trustees receives from the Trust a fee of (i) $2,500 per year; (ii) an additional $2,500 for each regular Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; and (iii) $500 per special meeting attended by him in person or by telephone, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Prior to April 2004, the Independent Trustees of the Trust received a fee of $1,000 per meeting of the Board attended (except in the case of a committee meeting held on the same day as a meeting of the Board, in which case a single meeting fee is paid) and is reimbursed for expenses incurred in connection with each such meeting. The Affiliated Trustees and the Trust's officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2005 (excluding reimbursed expenses).


                                                                  ESTIMATED
                            AGGREGATE                           BENEFITS UPON
                          COMPENSATION    PENSION RETIREMENT   RETIREMENT FROM   TOTAL COMPENSATION
             NAME          FROM TRUST    BENEFITS FROM TRUST        TRUST            FROM TRUST
             ----         ------------   -------------------   ---------------   ------------------
Ross H. Goodman              $13,000             none                none              $13,000
Jarrett Burt Kling           $10,000             none                none              $10,000
R. Richard Williams          $13,000             none                none              $13,000
Richard W. Wortham, III      $13,000             none                none              $13,000
Harvey G. Magarick           $13,000             none                none              $13,000


TRUSTEE OWNERSHIP OF SECURITIES OF THE HIRTLE CALLAGHAN TRUST. The table below sets forth the extent of each Trustee's beneficial interest in shares of the Portfolios as of December 31, 2004. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust's Portfolios held by members of a Trustee's immediate family. All of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of Hirtle Callaghan and shareholders of the Trust.

                      DONALD E.   JONATHAN J.    ROSS H.   JARRETT BURT   R. RICHARD     RICHARD W.    HARVEY G.
                     CALLAGHAN      HIRTLE      GOODMAN        KLING       WILLIAMS    WORTHAM, III*    MAGARICK
                     ----------   -----------   --------   ------------   ----------   -------------   ---------
Value Equity         d            c             a          e              e            a               e
Growth Equity        d            c             a          e              e            a               e
Small Cap. Equity    d            c             a          e              e            a               e
Internat'l. Equity   b            c             a          e              e            a               a
Intermed. Term
   Muni Bond         c            e             a          d              e            a               a
Fixed Income         c            a             a          d              a            a               e
High Yield           c            c             a          d              a            a               d
Fixed Income II      c            d             a          d              a            a               a
AGGREGATE DOLLAR     e            e             a          e              a            a               e
   RANGE OF TRUST
   SHARES

NOTE: a = None
      b = $1 - $10,000
      c = $10,001 - $50,000
      d = $50,001 - $100,000
      e = Over $100,000

* Richard W. Wortham serves as a trustee for the Wortham Foundation which holds shares of The Value Equity, Growth Equity, Small Capitalization Equity, International Equity and Fixed Income Opportunity Portfolios, which holdings had values at December 31, 2004 of over _________ in each Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust's Portfolios is authorized to operate on a "multi-manager" basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to combine two or more investment styles. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, The Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios each employ the multi-manager structure.

Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. In making such determinations, the Board gives substantial weight to recommendations made by the Trust's officers and Hirtle Callaghan. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, Hirtle Callaghan may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager's firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.

The Board's authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act, however, provides for an exception from the provisions of Section 15(a). The rule permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company's board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading "Management of the Trust: Investment Advisory Arrangements." The Board has authorized the Trust's officers to request an order from the SEC that would exempt the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act. If issued, such an order would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust's multi-manager structure. There can be no assurance that the requested order will be issued by the SEC.

Allocation of Assets Among Specialist Managers. The Board is also responsible for determining the level of assets that will be allocated among to a Specialist Manager in those Portfolios that are served by two or more Specialist Managers. Hirtle Callaghan and the Trust's officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may recommend, and the Board may authorize, changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be recommended by Hirtle Callaghan and considered by the Board in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager's organization or in connection with the engagement of an additional Specialist Manager for a particular Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by Hirtle Callaghan and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.

The Hirtle Callaghan Agreement. The services provided to the Trust by Hirtle Callaghan, described above and in the Prospectus, are governed under the terms of a written agreement with the Trust ("Hirtle Callaghan Agreement"). The Hirtle Callaghan Agreement will remain in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. The Hirtle Callaghan Agreement may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The Hirtle Callaghan Agreement permits the Trust to use the name "Hirtle Callaghan." In the event, however, that the Hirtle Callaghan Agreement is terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name "Hirtle Callaghan" and to change the name of the Trust as soon as is reasonably practicable. The Hirtle Callaghan Agreement further provides that Hirtle Callaghan will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the Hirtle Callaghan Agreement relates (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.


The Hirtle Callaghan Agreement was approved by the Trust's initial shareholder on July 21, 1995, following the approval of the Board (including a majority of the Independent Trustees) at a meeting of the Board held on July 20, 1995; that agreement was last approved for continuation by the Board on March 8, 2005.


Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a "Portfolio Management Contract") between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days' written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are set forth below:

                                                                                      MOST RECENT CONTRACT APPROVAL
                                                                                 --------------------------------------
      PORTFOLIO              SPECIALIST MANAGER         SERVED PORTFOLIO SINCE     SHAREHOLDERS             BOARD
---------------------   -----------------------------   ----------------------   -----------------   ------------------
The Value Equity        Institutional Capital                   Inception        January 12, 1998      March 8, 2005+
Portfolio               Corporation ("ICAP")(1)             (August 25, 1995)

                        SSgA Funds Management, Inc.           July 2, 2001         July 27, 2001       March 8, 2005+
                        ("SSgA")(2)

                                                                                      MOST RECENT CONTRACT APPROVAL
                                                                                 --------------------------------------
      PORTFOLIO              SPECIALIST MANAGER         SERVED PORTFOLIO SINCE     SHAREHOLDERS             BOARD
---------------------   -----------------------------   ----------------------   -----------------   ------------------
The Growth Equity       Jennison Associates LLC                 Inception          July 21, 1995       March 8, 2005+
Portfolio               ("Jennison")(3)                     (August 8, 1995)

                        SSgA Funds Management, Inc.           July 2, 2001         July 27, 2001       March 8, 2005+
                        ("SSgA")(4)

The Small               Geewax Terker & Co.                   April 1, 1998        June 15, 1998       March 8, 2005+
Capitalization Equity   ("Geewax")(5)
Portfolio

                        Frontier Capital Management             Inception        December 16, 1999     March 8, 2005+
                        Company, LLC ("Frontier")(6)       (September 5, 1995)

                        Sterling Johnston Capital           December 1, 2000     December 1, 2000      March 8, 2005+
                        Management, Inc. ("Sterling
                        Johnston")(7)

                        Franklin Portfolio Associates       November 1, 2004     October 25, 2004    September 14, 2004
                        LLC ("Franklin")(8)

                        IronBridge Capital Management       November 1, 2004     October 25, 2004    September 14, 2004
                        LLC ("IronBridge")(9)

The International       Capital Guardian Trust               April 28, 2000        July 26, 2000       March 8, 2005+
Equity Portfolio        Company ("CapGuardian")(10)

                        Artisan Partners Limited              July 23, 1999        July 23, 1999       March 8, 2005+
                        Partnership ("Artisan")(11)

The Intermediate Term   Schroder Investment                 October 27, 2003     February 2, 2004       March 8, 2005
Municipal Bond          Management North America Inc.
Portfolio               ("Schroders")(12)

The Fixed Income        Deutsche Asset Management,              Inception          July 1, 1998        March 8, 2005+
Portfolio               Inc. ("Deutsche")(13)                (July 1, 1998)

The Fixed Income        W.R. Huff Asset Management            July 5, 2002         June 28, 2002       March 8, 2005+
Opportunity Portfolio   Co., L.L.C. ("Huff")(14)

The Fixed Income II     BlackRock Advisors, Inc.           September 24, 2001      July 27, 2001       March 8, 2005+
Portfolio               ("BlackRock")(15)


+ Contract amended on September 16, 2003, as contemplated under Rule 17a-10 of the Investment Company Act to permit the Specialist Managers to enter into certain transactions with affiliates of the Portfolio for which they provide services.

(1) ICAP has served as a Specialist Manager for The Value Equity Portfolio since the Portfolio's inception pursuant to a Portfolio Management Contract between ICAP and the Trust ("ICAP Agreement"), first approved by the Trust's initial shareholder on July 21, 1995, and by the Board on July 20, 1995. An amendment to the ICAP Agreement was approved by the Board on November 21, 1997 and shareholders of The Value Equity Portfolio on January 12, 1998. Pursuant to the amendment, the fee payable to ICAP by The Value Equity Portfolio was increased from 0.30% of the average net assets of that portion of the Portfolio managed by ICAP to 0.35% of such assets. The amendment first became effective on February 2, 1998. See, "Investment Advisory Fees" in this Statement of Additional Information.

(2) SSgA replaced Geewax as a Specialist Manager for The Value Equity Portfolio following Board approval of an interim portfolio management agreement ("Interim Agreement") on July 2, 2001, and as permitted under Rule 15a-4 of the Investment Company Act. The Interim Agreement was replaced by a final Portfolio Management Contract between SSgA and the Trust ("SSgA Value Contract") following its approval by the Board and by the shareholders of The Value Equity Portfolio, on the dates indicated in the table. The terms and conditions of the SSgA Value Contract were, in all material respects, the same as those of the agreement pursuant to which Geewax served the Portfolio except that the fee to which SSgA is entitled (0.04% of the assets allocated to it by the Board) is significantly lower than the fee charged by the prior manager (0.30% of the Portfolio assets allocated to it by the Board).

(3) Jennison has served as a Specialist Manager for The Growth Equity Portfolio since the Portfolio's inception, pursuant to a Portfolio Management Contract between Jennison and the Trust, first approved by the Trust's initial shareholder on July 21, 1995, and by the Board on July 20, 1995. At a meeting held on September 14, 2004, the Board approved an amendment to the Portfolio Management Contract between Jennison and the Trust. The amendment implements a fee schedule that reduces the fee payable to Jennison by The Growth Equity Portfolio (0.30% of the assets allocated to it by the Board) in the event that the aggregate market value of assets managed by Jennison for the benefit of such Portfolio and certain other investment advisory clients of Hirtle Callaghan exceed certain breakpoints.

(4) SSgA replaced Goldman Sachs Asset Management ("GSAM") as a Specialist Manager for The Growth Equity Portfolio following Board approval of an interim portfolio management agreement ("Interim Agreement") on July 2, 2001, and as permitted under Rule 15a-4 of the Investment Company Act. The Interim Agreement was replaced by a final Portfolio Management Contract between SSgA and the Trust ("SSgA Growth Contract") following its approval by the Board and by the shareholders of The Growth Equity Portfolio, on the dates indicated in the table. The terms and conditions of the SSgA Growth Contract were, in all material respects, the same as those of the agreement pursuant to which GSAM served the Portfolio except that the fee to which SSgA is entitled (0.04% of the assets allocated to it by the Board) is significantly lower than the fee charged by the prior manager (0.30% of the Portfolio assets allocated to it by the Board).

(5) Geewax replaced the prior manager as a Specialist Manager for The Small Capitalization Equity Portfolio following Board approval of the Portfolio Management Contract between Geewax and the Trust on March 18, 1998 and as permitted under Rule 15a-4 of the Investment Company Act, as then in effect. Such contract is substantially the same as the corresponding agreement between the Trust and the prior manager, and provides for the payment to Geewax by the Portfolio of the same advisory fee as was paid by the prior manager. The Portfolio Management Contract between Geewax and the Trust provides that Geewax's indemnification obligation with respect to information provided to the Trust by Geewax in connection with certain filings made by the Trust with the SEC will not apply unless Geewax has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless Geewax is notified in writing of any claim for indemnification within specified periods.

(6) Frontier has served as a Specialist Manager for The Small Capitalization Equity Portfolio since the Portfolio's inception, pursuant to a Portfolio Management Contract between Frontier and the Trust ("Frontier Contract"), first approved by the Trust's initial shareholder on July 21, 1995, and by the Board on July 20, 1995. The Frontier Contract was last submitted to shareholders of the Portfolio, following approval by the Board on November 2, 1999, in connection with the acquisition of Frontier by Affiliated Managers Group, Inc. ("AMG"), a Boston-based asset management holding company; shares of AMG are listed on the New York Stock Exchange ("NYSE").

(7) Sterling Johnston was approved to serve as an additional Specialist Manager to The Small Capitalization Equity Portfolio pursuant to a Portfolio Management Contract between the Trust and Sterling Johnston ("Sterling Johnston Contract"), which became effective on December 1, 2000, and was approved by the Board on October 18, 2000, and the shareholders of the Portfolio on the date indicated in the table. As indicated in the Prospectus, an amendment to the Sterling Johnston Contract was approved by the Board on October 18, 2000 and by the shareholders of the Portfolio on December 1, 2000 (the "Sterling Johnston Performance Fee Amendment"), pursuant to which Sterling Johnston may be entitled to receive performance-based compensation under certain circumstances. See, "Investment Advisory Fees" in this Statement of Additional Information.


(8) Franklin was approved to serve as an additional Specialist Manager to The Small Capitalization Equity Portfolio pursuant to a Portfolio Management Contract between the Trust and Franklin ("Franklin Contract"), which became effective on November 1, 2004, and was approved by the Board on September 14, 2004, and the shareholders of the Portfolio on the date indicated in the table. In approving the Franklin Contract the Board considered the recommendation of Hirtle Callaghan, the level and structure of the fee contemplated by the Franklin Contract (which contemplates a performance fee under certain conditions) and the need for additional investment capacity in the Portfolio.



(9) IronBridge was approved to serve as an additional Specialist Manager to The Small Capitalization Equity Portfolio pursuant to a Portfolio Management Contract between the Trust and IronBridge ("IronBridge Contract"), which became effective on November 1, 2004, and was approved by the Board on September 14, 2004, and the shareholders of the Portfolio on the date indicated in the table. In approving the IronBridge Contract the Board considered the recommendation of Hirtle Callaghan, the level and structure of the fee contemplated by the IronBridge Contract (which contemplates a performance fee under certain conditions) and the need for additional investment capacity in the Portfolio.


(10) CapGuardian replaced the prior manager as a Specialist Manager for The International Equity Portfolio following Board approval of an interim portfolio management agreement ("Interim Agreement') on April 28, 2000, and as permitted under Rule 15a-4 of the Investment Company Act, which was replaced by a final Portfolio Management Contract between CapGuardian and the Trust ("CapGuardian Contract"). In order to clarify the language of the compensation schedule included in the CapGuardian Contract as initially approved by shareholders, an amendment to the CapGuardian Contract was approved by the Board on June 12, 2001 and the shareholders on July 27, 2001 ("CapGuardian Performance Fee Amendment"). The CapGuardian Performance Fee Amendment, which is effective with respect to periods after August 1, 2001, clarifies that, while advisory fees and the performance component are calculated on an annualized basis, advisory fee payments to CapGuardian are paid quarterly. As indicated in the Prospectus, the CapGuardian Contract provides for the payment of performance-based compensation to CapGuardian under certain circumstances. See, "Investment Advisory Fees" in this Statement of Additional Information.

(11) Artisan was approved to serve as an additional Specialist Manager to The International Equity Portfolio pursuant to a Portfolio Management Contract between Artisan and the Trust ("Artisan Contract"), which became effective and was approved by the Board on June 8, 1999, and the shareholders of the Portfolio on the date indicated in the table. As indicated in the Prospectus, an amendment to the Artisan Contract was approved by the Board on June 8, 1999 and by the shareholders of the International Equity Portfolio on July 23, 1999 and was effective as of October 1, 2001 (the "Artisan Performance Fee Amendment"), pursuant to which Artisan may be entitled to receive performance-based compensation under certain circumstances. See, "Investment Advisory Fees" in this Statement of Additional Information.


(12) Schroders replaced Deutsche as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio following Board approval of an interim Portfolio Management Contract between Schroders and the Trust on October 27, 2003, and as permitted under Rule 15a-4 of the Investment Company Act, as then in effect. The Interim Agreement was replaced by a final Portfolio Management Contract between Schroders and the Trust ("Schroders Contract") following its approval by the Board and by the shareholders of The Intermediate Term Municipal Bond Portfolio, on the dates indicated in the table. The terms and conditions of the Schroders Contract were, in all material respects, the same as those of the agreement pursuant to which Deutsche served the Portfolio except that the fee to which Schroders is entitled (0.20% of the assets allocated to it by the Board) is lower than the fee charged by the prior manager (0.255% of the Portfolio assets allocated to it by the Board).


(13) Deutsche has served as the Specialist Manager of The Fixed Income Portfolio since its inception, pursuant to a Portfolio Management Contract between Deutsche and the Trust, first approved by the Portfolio's initial shareholder on July 1, 1998, and by the Board on November 4, 1997. The Portfolio Management Contract between Deutsche and the Trust relating to the Portfolio provides that Deutsche's indemnification obligation with respect to information provided to the Trust by Deutsche in connection with certain filings made by the Trust with the SEC will not apply unless Deutsche has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless Deutsche is notified in writing of any claim for indemnification within specified periods. The Board approved an amendment to the Portfolio Management Contract between Deutsche and the Trust on June 12, 2001. The amendment reduced the investment advisory fee paid to Deutsche from 0.275% of each Portfolio's average daily net assets to 0.255% of such assets. Prior to the Board's approval, Deutsche waived this portion of its investment advisory fee for services rendered on and after April 1, 2001. In most recently approving the Portfolio Management Contract for continuance, the Board considered, among other things, Deutsche's agreement to further reduce the rate at which the advisory fee payable to it by the Portfolio is calculated. On March 9, 2004, the Board approved an additional amendment to such contract, further reducing the fee paid by the Portfolio to Deutsche to .200%, effective January 1, 2004.

(14) Huff was retained by the Trust to serve as a Specialist Manager for The Fixed Income Opportunity Portfolio (formerly The High Yield Bond Portfolio) pursuant to a Portfolio Management Contract that became effective and was approved by the Board and the shareholders of the Portfolio on the dates indicated in the table. The Portfolio Management Contract between Huff and the Trust provides that Huff's indemnification obligation with respect to information provided to the Trust by Huff in connection with certain filings made by the Trust with the SEC will not apply unless Huff has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless Huff is notified in writing of any claim for indemnification within specified periods.

(15) BlackRock was retained by the Trust to serve as a second Specialist Manager for The Fixed Income II Portfolio pursuant to a Portfolio Management Contract that became effective and was approved by the Board and the shareholders of the Portfolio on the dates indicated in the table. The Portfolio Management Contract between BlackRock and the Trust provides that BlackRock's indemnification obligation with respect to information provided to the Trust by BlackRock in connection with certain filings made by the Trust with the SEC will not apply unless BlackRock has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless BlackRock is notified in writing of any claim for indemnification within specified periods. On March 9, 2004, the Board approved an amendment to such contract, reducing the fee paid by the Portfolio to BlackRock to .175% for assets over $200 million, effective January 1, 2004. BlackRock is wholly owned by BlackRock, Inc., a company whose shares are publicly traded on the NYSE (Symbol BLK). PNC Asset Management, Inc. holds a majority interest in BlackRock, Inc., and is in turn wholly owned by PNC Investment Holdings, Inc., which is, in turn, wholly owned by PNC Bank, N.A., a wholly owned subsidiary of PNC Bancorp, Inc. and an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc., shares of which are traded on the NYSE (Symbol PNC). Prior to October 24, 2003, there was an effective portfolio management agreement between an advisory affiliate of Morgan Stanley and the Trust relating to this Portfolio. This agreement was terminated by the advisory organization effective October 24, 2003.

INVESTMENT ADVISORY FEES: HIRTLE CALLAGHAN. The table below sets forth the advisory fees received by Hirtle Callaghan from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio's average daily net assets, during the periods indicated.


                                            FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                              JUNE 30, 2005       JUNE 30, 2004       JUNE 30, 2003
                                            -----------------   -----------------   -----------------
The Value Equity Portfolio                       $303,411            $248,507            $168,935
The Growth Equity Portfolio                      $399,667            $296,952            $202,427
The Small Capitalization Equity Portfolio        $289,239            $264,652            $168,712
The International Equity Portfolio               $460,017            $363,612            $227,065
The Intermediate Municipal Bond Portfolio        $216,545            $149,077            $134,095
The Fixed Income Portfolio                       $109,534            $ 84,857            $ 68,224
The Fixed Income Opportunity Portfolio           $104,398            $106,051            $ 88,114
The Fixed Income II Portfolio                    $107,301            $ 85,181            $ 92,538

INVESTMENT ADVISORY FEES: SPECIALIST MANAGERS. In addition to the fees paid by the Trust to Hirtle Callaghan, each of the Portfolios pays a fee to its Specialist Manager(s). In the case of The Value Equity, The Growth Equity, The Intermediate Term Municipal Bond, The Fixed Income, The Fixed Income Opportunity and The Fixed Income II Portfolios, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio's assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust's Prospectus.

In the case of The Small Capitalization Equity and The International Equity Portfolios, the Board and the shareholders of each of these Portfolios have approved arrangements whereby one or more of the Specialist Managers may, under certain circumstances, receive performance-based compensation. Such arrangements are designed to increase a Specialist Manager's fee with respect to those periods in which superior investment performance is achieved and to reduce that fee when the performance achieved falls below a specified performance index. This type of performance-based fee structure is known as a "fulcrum fee." Shareholders should be aware that each of these fulcrum fee arrangements could increase or decrease the fee payable to the Specialist Manager involved and that such increases could occur in declining markets if the decline in the investment return achieved by the Specialist Manager is less than the decline in the total return of the applicable performance index. The receipt of performance-based compensation by those Specialist Managers who have entered into fulcrum fee arrangements described are subject to certain conditions contained in separate exemptive orders issued by the SEC. Artisan, CapGuardian and Sterling Johnston have received such orders. The Portfolios, Specialist Managers and the relevant benchmark index ("Benchmark Index") for each Portfolio with respect to which a fulcrum fee arrangement is applicable, are set forth in the table below. For two other Specialist Managers, as more fully described below, it is anticipated that the Trust will conditionally approve amendments to the portfolio management agreements under which such Specialist Managers would be compensated based, in part, on similar performance-based fees. Implementation of these amendments, however, is subject to issuance of an order of the SEC permitting implementation of the contemplated performance fee arrangement and there can be no assurance that such relief will be granted by the SEC. Note that each Benchmark Index is an unmanaged index of securities, the performance of which does not reflect management fees and other expenses associated with direct investments in securities.

        Portfolio          Specialist Manager               Benchmark Index
        ---------          ------------------   --------------------------------------
The Small Capitalization   Sterling Johnston    Russell 2000(R) Growth Index
Equity Portfolio

The International          CapGuardian          Morgan Stanley Capital International
Equity Portfolio           Artisan              Europe, Australasia and Far East Index
                                                ("MSCI EAFE")

Sterling Johnston. Until December 1, 2002, Sterling Johnston received a base fee based on the average daily net asset value of that portion of the assets of The Small Capitalization Equity Portfolio allocated to Sterling Johnston ("Sterling Johnston Account"), at an annual rate of 0.40% (40 basis points). Following the initial one-year period ended November 30, 2002 ("Initial Sterling Performance Period"), Sterling Johnston is entitled to receive compensation for its services based in part on the performance achieved by the Sterling Johnston Account pursuant to the Sterling Johnston Performance Fee Amendment. The arrangement is designed to reward Sterling Johnston for performance that exceeds the total return of the Benchmark Index ("Index Return") by a factor of at least 0.40% (40 basis points) and to reduce Sterling Johnston's compensation with respect to periods during which lesser performance is achieved.

Under the performance arrangement, Sterling Johnston is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment consists of 0.10% (10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the Sterling Johnston Account for the immediately preceding 12-month period, on a "rolling basis." ("Rolling basis" means that, at each quarterly fee calculation, the Gross Total Return of the Sterling Johnston Account, the Index Return and the average net assets of the Sterling Johnston Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation). The Performance Component is equal to 25% of the difference between (i) the total return of the Sterling Johnston Account calculated without regard to expenses incurred in the operation of the Sterling Johnston Account ("Gross Total Return") and (ii) the Index Return plus a performance hurdle of 0.40% (40 basis points).

A key feature of the performance fee arrangement is the inclusion in the above formula of the 40 basis point "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that Sterling Johnston will earn a performance adjustment only with respect to the value that its portfolio management adds to the Sterling Johnston Account after taking into account the cost -- before any performance adjustment is made -- of Sterling Johnston's portfolio management services.

Another important feature of the performance fee arrangement is that, under the terms of the Sterling Johnston Performance Fee Amendment, Sterling Johnston's annual fee may not exceed 0.80% (80 basis points) of the average daily net assets of the Sterling Johnston Account or 0.20% (20 basis points) per quarter. Sterling Johnston's annual fee may, however, fall to zero under certain circumstances. Shareholders should be aware that one consequence of the Sterling Johnston Performance Fee Amendment is that Sterling Johnston could be entitled to a higher fee even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Benchmark Index is greater than the decline in the value of the Portfolio.

Due to the performance of the Sterling Johnston Account during the Initial Sterling Performance Period, and because the Sterling Johnston Performance Fee Amendment provides that no performance adjustment will be paid until the arrangement has been in effect for 12 months, payments of the base fee made to Sterling Johnston during the first 9 months of such period exceeded the appropriate performance adjusted fee. According and pursuant to the Sterling Johnston Performance Fee Amendment, advisory fees payable to Sterling Johnston with respect to each quarter following the initial period will be reduced until the difference between the aggregate quarterly fees received by Sterling Johnston with respect to the initial 12-month period and such performance adjusted fee is fully recouped by the Sterling Johnston Account.

The following table sets forth the fee to which Sterling Johnston would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that Sterling Johnston must achieve in order to receive an unadjusted fee:

                                                                        STERLING JOHNSTON WILL RECEIVE
IF THE PERFORMANCE OF THE STERLING JOHNSTON ACCOUNT:                               A FEE OF:
----------------------------------------------------                    ------------------------------
Is less than the Russell 2000 Growth Index by:         -1.20% or more              0.00000%
Is less than the Russell 2000 Growth Index by:             -1.00%                  0.05000%
Is less than the Russell 2000 Growth Index by:             -0.80%                  0.10000%
Is less than the Russell 2000 Growth Index by:             -0.60%                  0.15000%
Is less than the Russell 2000 Growth Index by:             -0.40%                  0.20000%
Is less than the Russell 2000 Growth Index by:             -0.20%                  0.25000%
Equals the Russell 2000 Growth Index:                       0.00%                  0.30000%
Exceeds the Russell 2000 Growth Index by:                   0.20%                  0.35000%
EXCEEDS THE RUSSELL 2000 GROWTH INDEX BY:                   0.40%                  0.40000%
Exceeds the Russell 2000 Growth Index by:                   0.60%                  0.45000%
Exceeds the Russell 2000 Growth Index by:                   0.80%                  0.50000%
Exceeds the Russell 2000 Growth Index by:                   1.00%                  0.55000%
Exceeds the Russell 2000 Growth Index by:                   1.20%                  0.60000%
Exceeds the Russell 2000 Growth Index by:                   1.40%                  0.65000%
Exceeds the Russell 2000 Growth Index by:                   1.60%                  0.70000%
Exceeds the Russell 2000 Growth Index by:                   1.80%                  0.75000%
Exceeds the Russell 2000 Growth Index by:              2.00% or more               0.80000%

CapGuardian. Until August 1, 2002, CapGuardian received a base fee based on the average daily net asset value of that portion of the assets of The International Equity Portfolio allocated to CapGuardian ("CapGuardian Account"), at an annual rate of 0.40% (40 basis points). Following the initial one-year period ended July 31, 2002, CapGuardian is entitled to receive compensation for its services based in part on the performance achieved by the CapGuardian Account pursuant to the CapGuardian Performance Fee Amendment. The arrangement is designed to reward CapGuardian for performance that exceeds the total return of the Benchmark Index by a factor of at least

0.40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved.

Under the performance arrangement, CapGuardian is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment consists of 0.10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12-month period, on a "rolling basis." ("Rolling Basis" means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the MSCI EAFE Index Return and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 12.5% of the difference between (i) the total return of the CapGuardian Account calculated without regard to expenses incurred in the operation of the CapGuardian Account ("Gross Total Return") and (ii) MSCI EAFE Index Return plus a performance hurdle of 0.40% (or 40 basis points).

A key feature of the performance fee arrangement is the inclusion in the above formula of the 40 basis point "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account after taking into account the cost -- before any performance adjustment is made -- of CapGuardian's portfolio management services.

Another important feature of the performance fee arrangement is that, under the terms of the CapGuardian Performance Fee Amendment, CapGuardian's annual fee may not exceed 0.60% (60 basis points) of the average daily net assets of the CapGuardian Account or 0.15% (15 basis points) per quarter. The minimum annual fee is 0.20% (20 basis points) or 0.05% (5 basis points) per quarter. Shareholders should be aware that one consequence of the CapGuardian Performance Fee Amendment is that CapGuardian could be entitled to a higher fee even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Benchmark Index is greater than the decline in the value of the Portfolio.

The following table sets forth the fee to which CapGuardian would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that CapGuardian must achieve in order to receive an unadjusted fee:

IF THE PERFORMANCE OF THE CAPGUARDIAN ACCOUNT:                    CAPGUARDIAN WILL RECEIVE A FEE OF:
----------------------------------------------                    ----------------------------------
is lower than the MSCI EAFE Index by:            -1.20% or more                0.20000%
is lower than the MSCI EAFE Index by:                -1.00%                    0.22500%
is lower than the MSCI EAFE Index by:                -0.80%                    0.25000%
is lower than the MSCI EAFE Index by:                -0.60%                    0.27500%
is lower than the MSCI EAFE Index by:                -0.40%                    0.30000%
is lower than the MSCI EAFE Index by:                -0.20%                    0.32500%
equals to the MSCI EAFE Index:                        0.00%                    0.35000%
exceeds the MSCI EAFE Index by:                       0.20%                    0.37500%
EXCEEDS THE MSCI EAFE INDEX BY:                       0.40%                    0.40000%
exceeds the MSCI EAFE Index by:                       0.60%                    0.42500%
exceeds the MSCI EAFE Index by:                       0.80%                    0.45000%
exceeds the MSCI EAFE Index by:                       1.00%                    0.47500%
exceeds the MSCI EAFE Index by:                       1.20%                    0.50000%
exceeds the MSCI EAFE Index by:                       1.40%                    0.52500%
exceeds the MSCI EAFE Index by:                       1.60%                    0.55000%
exceeds the MSCI EAFE Index by:                       1.80%                    0.57500%
exceeds the MSCI EAFE Index by:                   2.00% or more                0.60000%

Artisan. Until October 1, 2002, Artisan received a base fee based on the average daily net asset value of that portion of the assets of The International Equity Portfolio allocated to Artisan ("Artisan Account"), at an annual rate of 0.40% (40 basis points). Following the initial one-year period ended September 30, 2002, Artisan is entitled to receive compensation for its services based in part on the performance achieved by the Artisan Account pursuant to the Artisan Performance Fee Amendment. The arrangement is designed to reward Artisan for performance that exceeds the total return of the Benchmark Index ("Index Return") by a factor of at least 0.40% (40 basis points) and to reduce Artisan's compensation with respect to periods during which lesser performance is achieved.

Under the performance fee arrangement, Artisan is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the "Performance Component." Each such quarterly payment will consist of 0.10% (or 10 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the Artisan Account for the immediately preceding 12-month period, on a "rolling basis." ("Rolling basis" means that, at each quarterly fee calculation, the Gross Total Return of the Artisan Account, the Index Return and the average net assets of the Artisan Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 25% of the difference between (i) the total return of the Artisan Account calculated without regard to expenses incurred in the operation of the Artisan Account ("Gross Total Return") and (ii) the Index Return plus a performance hurdle of 0.40% (or 40 basis points).

A key feature of the performance fee arrangement is the inclusion in the above formula of the 40 basis point "performance hurdle." This performance hurdle is equal to the annual Base Fee and its effect is that Artisan will earn a performance adjustment only with respect to the value that its portfolio management adds to the Artisan Account after taking into account the cost -- before any performance adjustment is made -- of Artisan's portfolio management services.

Another important feature of the performance fee arrangement is that, under the terms of the Artisan Performance Fee Amendment, Artisan's annual fee may not exceed 0.80% (80 basis points) of the average daily net assets of the Artisan Account or 0.20% (20 basis points) per quarter. Artisan's annual fee may, however, fall to zero under certain circumstances. Shareholders should be aware that one consequence of the Artisan Performance Fee Amendment is that Artisan could be entitled to a higher fee even during periods when the value of the Portfolio declines. This could occur, however, only if the decline in the value of the Benchmark Index is greater than the decline in the value of the Portfolio.

The following table sets forth the fee to which Artisan would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that Artisan must achieve in order to receive an unadjusted base fee:

IF THE PERFORMANCE OF THE ARTISAN ACCOUNT:                    ARTISAN WILL RECEIVE A FEE OF:
------------------------------------------                    ------------------------------
Is less than the MSCI EAFE Index by:         -1.20% or more              0.00000%
Is less than the MSCI EAFE Index by:             -1.00%                  0.05000%
Is less than the MSCI EAFE Index by:             -0.80%                  0.10000%
Is less than the MSCI EAFE Index by:             -0.60%                  0.15000%
Is less than the MSCI EAFE Index by:             -0.40%                  0.20000%
Is less than the MSCI EAFE Index by:             -0.20%                  0.25000%
Equals the MSCI EAFE Index:                       0.00%                  0.30000%
Exceeds the MSCI EAFE Index by:                   0.20%                  0.35000%
EXCEEDS THE MSCI EAFE INDEX BY:                   0.40%                  0.40000%
Exceeds the MSCI EAFE Index by:                   0.60%                  0.45000%
Exceeds the MSCI EAFE Index by:                   0.80%                  0.50000%
Exceeds the MSCI EAFE Index by:                   1.00%                  0.55000%
Exceeds the MSCI EAFE Index by:                   1.20%                  0.60000%
Exceeds the MSCI EAFE Index by:                   1.40%                  0.65000%
Exceeds the MSCI EAFE Index by:                   1.60%                  0.70000%
Exceeds the MSCI EAFE Index by:                   1.80%                  0.75000%
Exceeds the MSCI EAFE Index by:               2.00% or more              0.80000%

Franklin. As noted in the Prospectus, under its initial agreement with the Trust, Franklin is entitled to receive a fee of 0.40% of the average daily net asset value of that portion of The Small Capitalization Equity Portfolio's assets of allocated to it by the Board of Trustees. In the event that the SEC issues an order permitting implementation of a performance fee arrangement, it is anticipated that a fulcrum fee arrangement will be implemented. Such a fee would be designed to operate in much the same manner as the fulcrum fee currently in place for Sterling Johnston, as described above. The fees under such an arrangement would be calculated as set forth in the following tables, assuming that Franklin performs at the indicated levels relative to the Benchmark Index. The highlighted entries are the "fulcrum points" -- the performance that Franklin must achieve in order to receive an unadjusted fee:

When the assets in the Franklin Account are less than $100 million:

IF THE PERFORMANCE OF THE FRANKLIN ACCOUNT:                    FRANKLIN WILL RECEIVE A FEE OF:
-------------------------------------------                    -------------------------------
Is less than the Russell 2000 Index by:       -2.60% or more               0.10000%
Is less than the Russell 2000 Index by:           -2.40%                   0.12000%
Is less than the Russell 2000 Index by:           -2.20%                   0.14000%
Is less than the Russell 2000 Index by:           -2.00%                   0.16000%
Is less than the Russell 2000 Index by:           -1.80%                   0.18000%
Is less than the Russell 2000 Index by:           -1.60%                   0.20000%
Is less than the Russell 2000 Index by:           -1.40%                   0.22000%
Is less than the Russell 2000 Index by:           -1.20%                   0.24000%
Is less than the Russell 2000 Index by:           -1.00%                   0.26000%
Is less than the Russell 2000 Index by:           -0.80%                   0.28000%
Is less than the Russell 2000 Index by:           -0.60%                   0.30000%
Is less than the Russell 2000 Index by:           -0.40%                   0.32000%
Is less than the Russell 2000 Index by:           -0.20%                   0.34000%
Equals the Russell 2000 Index:                     0.00%                   0.36000%
Exceeds the Russell 2000 Index by:                 0.20%                   0.38000%
EXCEEDS THE RUSSELL 2000 INDEX BY:                 0.40%                   0.40000%
Exceeds the Russell 2000 Index by:                 0.60%                   0.42000%

IF THE PERFORMANCE OF THE FRANKLIN ACCOUNT:                   FRANKLIN WILL RECEIVE A FEE OF:
-------------------------------------------                   ------------------------------
Exceeds the Russell 2000 Index by:                0.80%                   0.44000%
Exceeds the Russell 2000 Index by:                1.00%                   0.46000%
Exceeds the Russell 2000 Index by:                1.20%                   0.48000%
Exceeds the Russell 2000 Index by:                1.40%                   0.50000%
Exceeds the Russell 2000 Index by:                1.60%                   0.52000%
Exceeds the Russell 2000 Index by:                1.80%                   0.54000%
Exceeds the Russell 2000 Index by:                2.00%                   0.56000%
Exceeds the Russell 2000 Index by:                2.20%                   0.58000%
Exceeds the Russell 2000 Index by:                2.40%                   0.60000%
Exceeds the Russell 2000 Index by:                2.60%                   0.62000%
Exceeds the Russell 2000 Index by:                2.80%                   0.64000%
Exceeds the Russell 2000 Index by:                3.00%                   0.66000%
Exceeds the Russell 2000 Index by:                3.20%                   0.68000%
Exceeds the Russell 2000 Index by:            3.40% or more               0.70000%

When the assets in the Franklin Account are $100 million or greater:

IF  THE PERFORMANCE OF THE FRANKLIN ACCOUNT:                    FRANKLIN WILL RECEIVE A FEE OF:
--------------------------------------------                    -------------------------------
Is less than the Russell 2000 Index by:        -2.30% or more               0.10000%
Is less than the Russell 2000 Index by:            -2.10%                   0.10500%
Is less than the Russell 2000 Index by:            -1.90%                   0.12500%
Is less than the Russell 2000 Index by:            -1.70%                   0.14500%
Is less than the Russell 2000 Index by:            -1.50%                   0.16500%
Is less than the Russell 2000 Index by:            -1.30%                   0.18500%
Is less than the Russell 2000 Index by:            -1.10%                   0.20500%
Is less than the Russell 2000 Index by:            -0.90%                   0.22500%
Is less than the Russell 2000 Index by:            -0.70%                   0.24500%
Is less than the Russell 2000 Index by:            -0.50%                   0.26500%
Is less than the Russell 2000 Index by:            -0.30%                   0.28500%
Is less than the Russell 2000 Index by:            -0.10%                   0.30500%
Is less than the Russell 2000 Index by:             0.00%                   0.31500%
Equals the Russell 2000 Index:                      0.10%                   0.32500%
Exceeds the Russell 2000 Index by:                  0.30%                   0.34500%
EXCEEDS THE RUSSELL 2000 INDEX BY:                  0.35%                   0.35000%
Exceeds the Russell 2000 Index by:                  0.50%                   0.36500%
Exceeds the Russell 2000 Index by:                  0.70%                   0.38500%
Exceeds the Russell 2000 Index by:                  0.90%                   0.40500%
Exceeds the Russell 2000 Index by:                  1.10%                   0.42500%
Exceeds the Russell 2000 Index by:                  1.30%                   0.44500%
Exceeds the Russell 2000 Index by:                  1.50%                   0.46500%
Exceeds the Russell 2000 Index by:                  1.70%                   0.48500%
Exceeds the Russell 2000 Index by:                  1.90%                   0.50500%
Exceeds the Russell 2000 Index by:                  2.10%                   0.52500%
Exceeds the Russell 2000 Index by:                  2.30%                   0.55000%
Exceeds the Russell 2000 Index by:                  2.50%                   0.57000%
Exceeds the Russell 2000 Index by:                  2.70%                   0.59000%
Exceeds the Russell 2000 Index by:              2.80% or more               0.60000%

IronBridge. As noted in the Prospectus, under its initial agreement with the Trust, IronBridge is entitled to receive a fee of 0.60% of the average daily net asset value of that portion of The Small Capitalization Equity Portfolio's assets of allocated to it by the Board of Trustees. In the event that the SEC issues an order permitting implementation of a performance fee arrangement, it is anticipated that a fulcrum fee arrangement will be implemented. Such a fee would be designed to operate in much the same manner as the fulcrum fee currently in place for Sterling Johnston, as described above. The fees under such an arrangement would be calculated as set forth in the following table, assuming that IronBridge performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the "fulcrum point" -- the performance that IronBridge must achieve in order to receive an unadjusted fee:

IF THE PERFORMANCE OF THE IRONBRIDGE ACCOUNT:                    IRONBRIDGE WILL RECEIVE A FEE OF:
---------------------------------------------                    ---------------------------------
Is less than the Russell 2000 Index by:         -1.80% or more                0.00000%
Is less than the Russell 2000 Index by:             -1.60%                    0.05000%
Is less than the Russell 2000 Index by:             -1.40%                    0.10000%
Is less than the Russell 2000 Index by:             -1.20%                    0.15000%
Is less than the Russell 2000 Index by:             -1.00%                    0.20000%
Is less than the Russell 2000 Index by:             -0.80%                    0.25000%
Is less than the Russell 2000 Index by:             -0.60%                    0.30000%
Is less than the Russell 2000 Index by:             -0.40%                    0.35000%
Is less than the Russell 2000 Index by:             -0.20%                    0.40000%
Equals the Russell 2000 Index:                       0.00%                    0.45000%
Exceeds the Russell 2000 Index by:                   0.20%                    0.50000%
Exceeds the Russell 2000 Index by:                   0.40%                    0.55000%
EXCEEDS THE RUSSELL 2000 INDEX BY:                   0.60%                     0.6000%
Exceeds the Russell 2000 Index by:                   0.80%                    0.65000%
Exceeds the Russell 2000 Index by:                   1.00%                    0.70000%
Exceeds the Russell 2000 Index by:                   1.20%                    0.75000%
Exceeds the Russell 2000 Index by:                   1.40%                    0.80000%
Exceeds the Russell 2000 Index by:                   1.60%                    0.85000%
Exceeds the Russell 2000 Index by:                   1.80%                    0.90000%
Exceeds the Russell 2000 Index by:                   2.00%                    0.95000%
Exceeds the Russell 2000 Index by:                   2.20%                    1.00000%
Exceeds the Russell 2000 Index by:                   2.40%                    1.05000%
Exceeds the Russell 2000 Index by:                   2.60%                    1.10000%
Exceeds the Russell 2000 Index by:                   2.80%                    1.15000%
Exceeds the Russell 2000 Index by:               3.00% or more                1.20000%

SPECIALIST MANAGER FEES. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers during each of the Trust's last three fiscal years:


                                                                                 ACTUAL FEE PAID FOR FISCAL YEAR
                                                                                         ENDED JUNE 30,
                                                                              ------------------------------------
SPECIALIST MANAGER         PORTFOLIO             ADVISORY FEE RATE (1)           2005         2004         2003
------------------     -----------------   --------------------------------   ----------   ----------   ----------
ICAP                   Value Equity        0.35% of average net assets        $1,767,325   $1,140,919   $  676,403
SSgA                   Value Equity        0.04% of average net assets        $   40,585   $   67,789   $   57,841
Jennison               Growth Equity       0.27% of average net assets        $1,256,173   $1,069,570   $  723,805
SSgA                   Growth Equity       0.04% of average net assets        $  136,234   $   94,956   $   65,431
Frontier               Small Cap           0.45% of average net assets        $  925,692   $  914,824   $  584,811
Geewax                 Small Cap           0.30% of average net assets        $  511,917   $  493,113   $  317,749
Sterling Johnston(2)   Small Cap           0.00% of average net assets                     $   11,262   $   60,448
Franklin               Small Cap           0.40% of average net assets        $   54,954
IronBridge             Small Cap           0.60% of average net assets        $  242,695
CapGuardian(3)         International       0.19% of average net assets        $1,112,540   $  884,562   $1,028,922
Artisan(4)             International       0.00% of average net assets        $        0   $  555,450   $1,007,358
Deutsche(5)            Intermediate Term   0.255% of average net assets(6)    $        0   $  225,392   $  683,867
Schroders(5)           Intermediate Term   0.21% of average net assets        $  914,255   $  471,977           NA
Deutsche               Fixed Income        0.20% of average net assets(6)     $  438,128   $  381,433   $  347,931
Huff(7)                Fixed Income        0.50% of average net assets        $1,043,953   $1,060,525   $  333,874
                       Opportunity
MSI(8)                 Fixed Income II     0.275% of average net assets of                 $        0   $  255,276
                                           first $200 million; 0.250% of
                                           the next $200 million in such
                                           assets; 0.200% of such assets
                                           over $400 million
BlackRock              Fixed Income II     0.25% of average net assets of     $  475,600   $  390,177   $  227,922
                                           first $100 million; 0.20% of the
                                           next $100 million in such
                                           assets; 0.175% of such assets
                                           over $200 million (9)


(1) Rate shown applies to that portion of the indicated Portfolio's assets allocated to the specified Specialist Manager.

(2) Sterling Johnston's fee payment is subject to an adjustment upwards or downwards depending upon the investment results achieved by it (See "Investment Advisory Fees: Specialist Managers" earlier in this Statement of Additional Information). The amounts shown for the fiscal years ended June 30, 2003 and June 30, 2004 reflect a reduction in the amount to which Sterling Johnston would have been entitled absent the performance fee arrangements.

(3) CapGuardian's fee payment is subject to an adjustment upwards or downwards depending upon the investment results achieved by it (See "Investment Advisory Fees: Specialist Managers" earlier in this Statement of Additional Information). The amounts shown for the fiscal year ended June 30, 2004 and June 30, 2005 reflect a reduction in the amount to which CapGuardian would have been entitled absent the performance fee arrangements. The amount shown for the fiscal year ended June 30, 2003 reflects an increase in the amount to which CapGuardian would have been entitled absent the performance fee arrangements.

(4) Artisan's fee payment is subject to an adjustment upwards or downwards depending upon the investment results achieved by it (See "Investment Advisory Fees: Specialist Managers" earlier in this Statement of Additional Information). The amount shown for the fiscal year ended June 30, 2004 reflects a reduction in the amount to which Artisan would have been entitled absent the performance fee arrangements. The amount shown for the fiscal year ended June 30, 2003 reflects an increase in the amount to which Artisan would have been entitled absent the performance fee arrangements.

(5) Deutsche served as Specialist Manager from July 1, 1998 to October 27, 2003. Effective on that date, Schroders replaced Deutsche as specialist manager to this Portfolio. Effective January 1, 2005, Schroders reduced its advisory fee to 0.20%.

(6) Effective June 12, 2001, the fees payable to Deutsche by The Intermediate Term Municipal Bond Portfolio and The Fixed Income Portfolio were decreased to 0.255% of the average daily net assets of each of these Portfolios. Effective January 1, 2004, the fees payable to Deutsche by The Fixed Income Portfolio were further decreased to 0.20% of the average daily net assets of the Portfolio. Effective January 1, 2005, Deutsche voluntarily waived its fee down to 0.195% through December 31, 2005. Voluntary waivers can be reduced or eliminated at any time.


(7) Huff has served as a Specialist Manager for The Fixed Income Opportunity Portfolio since July 1, 2002.



(8) MSI served as Specialist Manager from September 26, 2000 to October 24, 2003. See Management of the Trust: Contract Approvals. .



(9) Effective January 1, 2004, BlackRock receives a fee of 0.175% of assets in excess of $200 million.


ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. BISYS Fund Services, Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust's administrator. BISYS performs similar services for mutual funds other than the Trust. BISYS and its affiliated companies are wholly owned by The BISYS Group, Inc., a publicly held company (NYSE: BSG) which is a provider of information processing, 401(k) administration and record keeping services to and through banking and other financial organizations.

Services performed by BISYS include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust's registration statement and amendments thereto; and (d) maintenance of the Trust's registration in the various states in which shares of the Trust are offered. Pursuant to separate contracts, BISYS or its affiliates also serve as the Trust's transfer and dividend disbursing agent, as well as the Trust's accounting agent and receives fees for such services. For its services, BISYS receives a single all-inclusive fee ("Omnibus Fee"). The Omnibus Fee, which is computed daily and paid monthly in arrears, is calculated at an annual rate as indicated in the table below:

             Portfolio                                              Fee
             ---------                                              ---
Value Equity, Growth Equity, Small   0.11% of aggregate average net asset levels up to $1.40 billion;
Capitalization Equity, and           0.10% of such assets over $1.40 billion up to $1.75 billion;
International Equity Portfolios      0.09% of such assets over $1.75 billon up to $2.10 billion; and
                                     0.07% of such assets over $2.10 billon

The Intermediate Term Municipal      0.09% of aggregate average net assets levels up to $600 million;
Bond, Fixed Income, Fixed Income     0.08% of such assets over $600 million up to $750 million;
Opportunity, and Fixed Income II     0.07% of such assets over $750 million up to $900 million; and
Portfolios                           0.05% of such assets over $900 million

For the fiscal years ended June 30, 2003, 2004 and 2005, BISYS, as Administrator received administration fees in the following amounts for each of the
Portfolios:


                                             FISCAL YEAR     FISCAL YEAR     FISCAL YEAR
                                                ENDED           ENDED           ENDED
                                            JUNE 30, 2005   JUNE 30, 2004   JUNE 30, 2003
                                            -------------   -------------   -------------
The Value Equity Portfolio                     $540,266        $502,652        $375,925
The Growth Equity Portfolio                    $710,021        $600,960        $450,459
The Small Capitalization Portfolio             $519,458        $535,499        $375,745
The International Equity Portfolio             $818,914        $734,975        $506,053
The Intermediate Municipal Bond Portfolio      $328,159        $255,864        $241,533
The Fixed Income Portfolio                     $166,945        $145,573        $122,744
The Fixed Income Opportunity Portfolio         $160,359        $182,132        $158,349
The Fixed Income II Portfolio                  $167,879        $146,243        $166,589



Under a Compliance Services Agreement between the Trust and BISYS, BISYS makes a BISYS employee available to serve as the Trusts' Chief Compliance Officer. Under the Agreement, BISYS also provides infrastructure and support in implementing the written policies and procedures comprising the Trust's compliance program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by BISYS and other Service Providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Trust's compliance program and related policies and procedures of Fund service providers.

BISYS Fund Services, Limited Partnership is the Trust's principal underwriter pursuant to an agreement approved by the Board on July 19, 1996, and last approved on December 14, 2004. Because shares of the Trust's Portfolio's are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the distribution services provided by BISYS are limited. BISYS has received no commissions or other compensation pursuant to such agreement.


State Street Bank and Trust Company is the Trust's custodian and is an affiliate of SSgA, which serves as the Specialist Manager for The Value Equity Portfolio and The Growth Equity Portfolio. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust's Portfolios. The custodian is compensated at the rate of 0.0125% of the Trust's domestic assets and 0.07% of the Trust's foreign assets in developed countries. To the extent that a Portfolio invests in securities from emerging markets, the custodian may be compensated at a higher rate for such assets. The offices of the custodian are located at 225 Franklin Street, Boston, Massachusetts 02110.

            FURTHER INFORMATION ABOUT THE TRUST'S INVESTMENT POLICIES

As stated in the Prospectus, the Trust currently consists of eight portfolios, each with its own investment objectives and policies. These portfolios are The Equity Portfolios --The Value Equity, Growth Equity, Small Capitalization Equity and International Equity and The Income Portfolios --The Fixed Income, Intermediate Term Municipal Bond, Fixed Income Opportunity, and Fixed Income II Portfolios. The following discussion supplements the discussion of the investment risks associated with the types of investments that may be made by Specialist Managers on behalf of the Portfolios. The table below summarizes the range of investments that the individual Portfolios are permitted to acquire. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectus and in this Statement of Additional Information.

Further, as indicated in the Prospectus, that portion of the assets of The Value Equity Portfolio and The Growth Equity Portfolio ("Index Accounts") that have been allocated to SSgA and the indexing strategy that SSgA has been retained to provide, may be invested exclusively in securities included in the benchmark index associated with the Value Equity and Growth Equity Portfolios, respectively, provided that SSgA is authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

Investment Instrument             Value   Growth   Small Cap   Intern'l   Interm.   Fixed   High Yld.   Fixed II
---------------------             -----   ------   ---------   --------   -------   -----   ---------   --------
1)    ADRs and EDRs                  x       x          x          x
2)    Agencies                       *       *          *          *         *        x         x           x
3)    Asset-Backed Securities                                                         x         x           x
4)    Brady Bonds                                                                               x           x
5)    Cash Equivalents               *       *          *          *         *        x         x           x
6)    Collateralized Mortgage                                                         x         x           x
      Obligations
7)    Commercial Paper               *       *          *          *         *        x         x           x
8)    Common Stock                   x       x          x          x
9)    Convertibles                   x       x                     x                  x         x           x
10)   Corporates                                                                      x         x           x
11)   Emerging Markets                                             x                            x           x
      Securities
12)   Depositary Receipts                                          x                            x           x
13)   Floaters                                                                                  x           x
14)   Foreign Currency                                             x                            x           x
15)   Foreign Equity (US $)          x       x                     x                            x           x
16)   Foreign Equity (non-US $)                                    x                            x           x
17)   Foreign Fixed Income                                                                      x           x
      Securities
18)   Mortgage Securities                                                             x         x           x
19)   Forwards                      **      **         **          x                  x         x           x
20)   Futures                       **      **         **         **                            x           x

Investment Instrument             Value   Growth   Small Cap   Intern'l   Interm.   Fixed   High Yld.   Fixed II
---------------------             -----   ------   ---------   --------   -------   -----   ---------   --------
21)   High Yield Securities                                                                     x           x
22)   Inverse Floaters                                                                          x           x
23)   Investment Companies           x       x          x          x         x        x         x           x
      (e.g. SPDRs and iShares)
24)   Loan (Participations. and                                                                 x           x
      Assignments.)
25)   Municipals                                                             x        x         x           x
26)   Options                       **      **         **         **                            x           x
27)   Preferred Stock                x       x          x          x                            x           x
28)   REITS                          x       x          x          x                  x         x           x
29)   Repurchase Agreements          *       *          *          *         *        x         x           x
30)   Reverse Repurchase             *       *          *          *         *        x         x           x
      Agreements
31)   Rights                                                       x                            x           x
32)   Stripped Mortgage Backed                                                                  x           x
      Securities
33)   Securities Lending                                                                        x           x
34)   Short Sales                   **      **         **         **                            x           x
35)   Step-Up Bonds                                                                             x           x
36)   Structured Investments                                                                    x           x
37)   Structured Notes                                                                          x           x
38)   Swaps                                                                                     x           x
39)   U.S. Governments               *       *          *          *         *        x         x           x
40)   Warrants                                                     x                            x           x
41)   When-Issued Securities                                       x         x        x         x           x
42)   Yankees and Eurobonds                                                           x         x           x
43)   Zero Coupons Agencies                                                                     x           x

*    Money market instruments for cash management or temporary purposes

                        Italics = derivative investments

                                                         ** For hedging purposes

MUNICIPAL SECURITIES. As stated in the Prospectus, The Intermediate Term Municipal Bond Portfolio and to a lesser extent, each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.

The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to "general obligations" and/or "revenue obligations" may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a Portfolio's investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, some of which are summarized in the Prospectus. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios' respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of such Portfolio's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio's participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio's credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service ("IRS") will agree with such counsel's opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of complying with the 20% limitation on each Municipal Portfolio's investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Portfolio's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the Portfolio's total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.


MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.


Mortgage-backed securities include securities issued by non-governmental entities including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including "regular" interests and "residual" interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios' policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which a Portfolio invests in addition to the expenses incurred directly by a Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index").

MONEY MARKET INSTRUMENTS.

REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a "repo counterparty"). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust's custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a "loan." If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust's custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; the Income Portfolios may acquire these instruments as described in the Prospectus. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also "Variable and Floating Rate Instruments," below.

BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers' acceptances. Certificates of Deposit ("CDs") are short-term negotiable obligations of commercial banks. Time Deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio's investment objectives. A "variable rate instrument" is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A "floating rate instrument" is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio's investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

OTHER FIXED INCOME SECURITIES AND STRATEGIES.

LOWER RATED SECURITIES. The Fixed Income Opportunity Portfolio invests primarily in debt securities rated below investment grade. The Fixed Income II Portfolio may also invest in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio's net asset value per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security held by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Portfolio's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of lower rated securities purchased by a Portfolio. Because of this, a Portfolio's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

The Specialist Managers continuously monitor the issuers of lower rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

WHEN-ISSUED SECURITIES. Fixed income securities may be purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, however, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Portfolio may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

STRUCTURED PRODUCTS. One common type of security is a "structured" product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio's limitation on investments in illiquid securities.

FOREIGN INVESTMENTS.

FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts ("ADRs") are dollar-denominated receipts generally issued in registered form by domestic banks, that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets, may be sponsored by the foreign issuer of the underlying security or may be unsponsored. The International Equity Portfolio, The Value Equity Portfolio and The Growth Equity Portfolio are permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts ("EDRs"). EDRs are similar to ADRs but are issued and traded in Europe. EDRs are generally issued in bearer form and denominated in foreign currencies and, for this reason, are subject to the currency risks described above. For purposes of the Trust's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR or EDR programs may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs or EDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs or EDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. The Portfolio may invest in foreign government securities in the form of ADRs. Foreign government securities also include debt securities of supranational entities. Currently, The Fixed Income Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the "World Bank"), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectus, certain Portfolios may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.

ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. To the extent indicated in the Prospectus, the Portfolios may use forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity Portfolio may also use forward contracts in connection with specific transactions. In addition, it may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio's exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging."

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio's securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HEDGING INSTRUMENTS.

OPTIONS. To the extent indicated in the Prospectus, the Portfolios may, consistent with its investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.

OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio's Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio's Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is "covered." For this purpose, "covered" means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

OPTIONS ON SECURITIES INDICES. Options on securities indices may by used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a "closing purchase transaction," (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectus, the Portfolios may use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a Portfolio may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use.

ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for "delivery" of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as "interest rate futures," obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller's futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading "Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies." In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

OTHER HEDGING INSTRUMENTS. As permitted under the Investment Company Act, a Portfolio may invest up to 5% of its total assets in securities of other investment companies but may not acquire more than 3% of the voting securities of the investment company. Generally, the Portfolios do not make such investments. Certain of the Portfolios may, however, invest in instruments known as Standard & Poor's Depositary Receipts ("SPDRs") or iShares as part of each portfolio's overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolio invests and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Portfolio. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a "Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities. iShares(R)* are exchange-traded funds, traded on the American Stock Exchange, Chicago Board Options Exchange and New York Stock Exchange. iShares are not actively managed. Rather, an iShares' objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by iShares at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the iShares portfolio was not fully invested in such securities. Because of this, the price of iShares can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such iShares. In addition, the results of an iShares investment will not match the performance of the specified index due to reductions in the iShares' performance attributable to transaction and other expenses, including fees paid by the iShares portfolio to service providers.

iShares is a registered investment company unaffiliated with the Portfolios, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "About Exchange-Traded Funds" for information regarding the risks associated with investment in an exchange-traded fund.

Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its total assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of total assets. The Portfolios may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

EXCHANGE-TRADED FUNDS ("ETFS")

These are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk.

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* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

                             INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 though 10) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act.

A PORTFOLIO MAY NOT:

1. Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio's assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2. Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

3. Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio's permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's Prospectus.

4. Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's Prospectus shall not constitute issuance of a senior security.

5. Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust's Prospectus.

8. Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio's investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust's Prospectus.

9. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

10. With respect to The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

The following investment restrictions (11 through 14) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.

11. A Portfolio may not make short sales of securities or maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust's Prospectus.

12. A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

13. Assets of any Portfolio that are allocated to a passive index strategy shall be invested in a manner that replicates the benchmark index assigned to that Portfolio, provided that derivative instruments may be used in order to gain market exposure pending investment in accordance with such strategy, and provided further that adherence to such passive index strategy shall not require the acquisition of any security if such acquisition would result in a violation of any investment restriction to which the Portfolio is otherwise subject or any provision of the Investment Company Act or rule promulgated thereunder.


14. A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements).



15. The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio's name. For purposes of such an investment policy, "assets" includes the Portfolio's net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with at least 60 days' notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Portfolios for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.


     a. The Value Equity Portfolio will invest at least 80% of its assets in equity securities.

     b. The Growth Equity Portfolio will invest at least 80% of its assets in equity securities.

     c. The Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of "small cap" issuers.

     d. The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

     e. The Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities of all types.

     f. The Fixed Income Opportunity Portfolio will invest at least 80% of its assets in fixed income securities and at least 50% of its assets in those fixed income securities (sometimes referred to as "junk bonds") that are rated below the fourth highest category assigned by one of the major independent rating agencies or below, or of comparable quality.

     g. The Fixed Income II Portfolio will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust's shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust's transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust's shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust's shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio's net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Trust's portfolio securities at the time of redemption or repurchase.

                      PORTFOLIO TRANSACTIONS AND VALUATION

PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager's other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated.

                                        YEAR ENDED      YEAR ENDED      YEAR ENDED
PORTFOLIO                             JUNE 30, 2005   JUNE 30, 2004   JUNE 30, 2003
---------                             -------------   -------------   -------------
Value Equity                            $  927,993      $  731,606      $  628,999
Growth Equity                           $  911,577      $  731,877      $  690,988
Small Capitalization Equity             $2,475,372      $2,956,545      $2,822,073
International Equity                    $1,243,677      $1,432,728      $  797,778
Intermediate Term Municipal Bond(1)     $        0      $        0      $        0
Fixed Income                            $        0      $        0      $        0
Fixed Income Opportunity                $        0      $    9,524      $    8,049
Fixed Income II                         $    7,313      $    1,044      $   14,938


(1) During the fiscal year ended 6/30/04, a prior Specialist Manager was replaced and a second Specialist Manager was retained by this Portfolio.

The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust's Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.

The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Equity Portfolios to any broker/dealer with which such Portfolio may be deemed to be an affiliate during the Trust's last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each Portfolio. "NA" indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified Portfolio. None of the Income Portfolios paid any brokerage commissions during the relevant periods.


                                                      VALUE EQUITY         GROWTH EQUITY
                                                   ------------------   ------------------
                                                   2005   2004   2003   2005   2004   2003
                                                   ----   ----   ----   ----   ----   ----
Prudential Equity Group, Inc., formerly known as
   Prudential Securities Incorporated(1)
Commissions paid ($)                                NA     NA     NA     NA     NA     NA
% of commissions                                    NA     NA     NA     NA     NA     NA
% of transactions                                   NA     NA     NA     NA     NA     NA



                                                   SMALL CAPITALIZATION EQUITY   INTERNATIONAL EQUITY
                                                   ---------------------------   --------------------
                                                     2005   2004     2003         2005   2004   2003
                                                     ----  -------  -------       ----   ----   ----
Prudential Equity Group, Inc., formerly known as
   Prudential Securities Incorporated (1)
Commissions paid ($)                                  NA   $28,395  $36,400        NA     NA     NA
% of commissions                                      NA     0.96%    1.29%        NA     NA     NA
% of transactions                                     NA     0.80%    1.17%        NA     NA     NA


----------
(1) Both Prudential Equity Group, Inc., formerly known as Prudential Securities Incorporated, and Jennison Associates LLC, which serves as a Specialist Manager of The Growth Equity Portfolio, are indirect, wholly owned subsidiaries of Prudential Financial, Inc. In no instance will portfolio securities be purchased from or sold to Specialist Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. Investment decisions for the several Portfolios are made independently from those of any other client accounts (which may include mutual funds) managed or advised by a Specialist Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. With the exception of The Small Capitalization Equity Portfolio, The Fixed Income Portfolio and The Fixed Income II Portfolio, it is not anticipated that the annual portfolio turnover rate for a Portfolio will exceed 100% under normal circumstances. The Fixed Income II Portfolio has historically had significant portfolio turnover (e.g., over 300%/year), and it is anticipated that such portfolio turnover will continue in the future.

Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio's turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust's Portfolios during the last two fiscal years are set forth in the table below.


                                   FISCAL YEAR ENDED   FISCAL YEAR ENDED
PORTFOLIO                            JUNE 30, 2005       JUNE 30, 2004
---------                          -----------------   -----------------
Value Equity                             79.98%              79.13%
Growth Equity                            56.20%              49.19%
Small Capitalization Equity             119.67%             117.51%
International Equity                     35.48%              46.37%
Intermediate Term Municipal Bond         25.50%              20.53%
Fixed Income                            200.54%             216.92%
Fixed Income Opportunity                 37.25%              93.45%
Fixed Income II                         890.01%             652.03%


VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security's fair value. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust's Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                         PORTFOLIO HOLDINGS INFORMATION

The Trust maintains policies governing the timing and circumstances in which the portfolio investments held by the various Portfolios may be disclosed by the Trust. Under these policies, disclosure of portfolio holdings is not permitted except: (1) to provide information to the Trust's officers and service providers as necessary for the performance of their duties to the Trust (e.g., ensuring compliance with investment restrictions; computing the value of the Trust's assets); (2) to the extent that such information has previously been publicly disclosed in filings made with the SEC (e.g. annual and semi-annual shareholder reports on Form N-CSR and quarterly holdings reports on Form N-Q (collectively, "Required Holdings Reports")); (3) as otherwise necessary for the purpose of complying with federal law, (e.g. preparation of Required Holdings Reports); or
(4) with the approval of the Trust's Chief Compliance officer, as noted below. These disclosure restrictions apply equally to individual and institutional investors, as well as intermediaries that distribute shares of the Trust.

Specifically, officers of the Trust, the organizations that provide investment advisory services to the respective Portfolios, those of their employees who are responsible for day-to-day portfolio management of such Portfolios or supervision of those organizations that provide administration, fund accounting, and transfer agency services to each of the Trust's Portfolios, as well as employees of such organizations will be afforded access to information relating to portfolio holdings as appropriate to their duties to the Trust. As noted elsewhere in the SAI, such persons are required to act in accordance with various Codes of Ethics which, among other things, require that such information be kept confidential and prohibit its use with respect to personal investment decisions. The Code of Ethics also requires all such persons to periodically report all of their personal securities holdings and transactions for verification of compliance with the Code of Ethics.

The Trust's Custodian, which is responsible for the safekeeping of the assets of the Trust's Portfolios and related services, and its employees will also have access to the portfolio holdings, as will employees of the Trust's registered independent public accountant in connection with the performance of their duties to the Trust. Additionally, attorneys engaged by the Trust to provide legal services to the Trust will generally be afforded access to portfolio holdings information in connection with the review of regulatory filings and, with the approval of the Chief Compliance Officer, as appropriate. No person is permitted to receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending.

The Trust's Chief Compliance Officer may grant exceptions from the disclosure policies noted above under circumstances that will ensure that the information disclosed remains confidential and will be not be used for any investment related purpose. To the extent that rating and ranking organizations such as Standard & Poor's, Lipper, Bloomberg and/or Morningstar, Inc. request portfolio holdings information, the Trust will provide only such information as is already publicly available on the Trust's website or in public filings made with the SEC.

The Board of Directors will periodically review the Trust's procedures in connection with its overall review of the Trust's compliance procedures in order to ensure that any disclosure of portfolio holdings is made in the best interests of the Trust's shareholders.

                 ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Set forth below is information about those individuals (each of whom is referred to as a "portfolio manager") who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers are employees of the indicated Specialist Manager and not of Hirtle Callaghan.

As noted in the Prospectus, investment in the Trust is currently limited to clients of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Accordingly, unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.


The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2005.


It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.

Artisan Partners Limited Partnership ("Artisan") serves as a Specialist Manager for The International Equity Portfolio. Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to Artisan.

OTHER ACCOUNTS MANAGED - TOTAL

                    OTHER REGISTERED INVESTMENT
                             COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                    ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER      NUMBER    TOTAL ASSETS          NUMBER    TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------      ------   -------------          ------   --------------       ------   ------------
Mark L. Yockey            6     $12.2 billion             1     $229.3 million         36     $7.8 billion

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                    REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                    -------------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER        NUMBER   TOTAL ASSETS              NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------        ------   ------------              ------   ------------        ------   ------------
Mark L. Yockey              0           0                      0           0                3     $798 million

CONFLICTS OF INTERESTS. Artisan Partners' international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Hirtle Callaghan International Equity Portfolio) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners' international growth and international small-cap growth strategies, Artisan Partners' international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the fund to Artisan Partners.

Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

COMPENSATION. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients. Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.

BlackRock Advisors, Inc. ("BlackRock") serves as a Specialist Manager for Fixed Income II Portfolio. Messrs. Keith Anderson and Scott Amero are responsible for making day-to-day investment decisions for that portion of The Fixed Income II Portfolio allocated to BlackRock.

OTHER ACCOUNTS MANAGED - TOTAL


                       OTHER REGISTERED           OTHER POOLED
                     INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                    ----------------------   ----------------------   -----------------------
PORTFOLIO MANAGER   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------   ------   -------------   ------   -------------   ------   --------------
Scott Amero           32     $18.0 billion     41     $11.0 billion     379    $95.4 billion

Keith Anderson        30     $17.9 billion     41     $12.6 billion     377    $104.5 billion


OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                          REGISTERED             OTHER POOLED
                     INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------   ------   ------------   ------   ------------   ------   ------------
Scott Amero            0           0           3     $2.3 billion     21     $6.2 billion

Keith Anderson         0           0           3     $2.3 billion     21     $6.2 billiom

CONFLICTS OF INTERESTS. BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock Advisors, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock Advisors, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors' (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock Advisors includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Circumstances may arise under which BlackRock Advisors determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock Advisors will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, BlackRock Advisors may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Finally, Messrs. Amero and Anderson manage certain accounts (including hedge funds) that are subject to a performance fee.

COMPENSATION BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Messrs. Anderson and Amero, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Anderson and Mr. Amero may include a portion of the performance fees paid by certain accounts and funds that they manage.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Capital Guardian Trust Company ("CapGuardian") serves as a Specialist Manager for The International Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The International Equity Portfolio allocated to CapGuardian.

OTHER ACCOUNTS MANAGED - TOTAL

                       OTHER REGISTERED           OTHER POOLED
                     INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                    ----------------------   ----------------------   -----------------------
PORTFOLIO MANAGER   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------   ------   -------------   ------   -------------   ------   --------------
David Fisher          21     $22.4 billion     36     $43.9 billion     349     $98.6 billion

Arthur Gromadzki       9      $3.5 billion     10     $25.3 billion     168     $44.3 billion

Richard Havas         12      $4.4 billion     23     $32.8 billion     249     $72.6 billion

                       OTHER REGISTERED           OTHER POOLED
                     INVESTMENT COMPANIES      INVESTMENT VEHICLES         OTHER ACCOUNTS
                    ----------------------   ----------------------   -----------------------
PORTFOLIO MANAGER   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------   ------   -------------   ------   -------------   ------   --------------
Seung Kwak             9      $3.5 billion     11     $25.4 billion     158    $ 40.4 billion

Nancy Kyle            13     $18.0 billion     30     $40.4 billion     202    $ 56.9 billion

John Mant              9      $3.5 billion     14     $29.6 billion     231    $ 58.3 billion

Chris Reed            11      $4.3 billion     15     $29.1 billion     254    $ 61.5 billion

Lionel Sauvage        12      $4.4 billion     21     $34.3 billion     281    $ 83.9 billion

Nilly Sikorsky        12      $4.4 billion     28     $38.8 billion     516    $128.4 billion

Rudolf Staehelin      12      $4.4 billion     22     $38.1 billion     376    $ 91.5 billion

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                       OTHER REGISTERED           OTHER POOLED
                     INVESTMENT COMPANIES      INVESTMENT VEHICLES       OTHER ACCOUNTS
                    ----------------------   ---------------------   ----------------------
PORTFOLIO MANAGER   NUMBER    TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------   ------   -------------   ------   ------------   ------   -------------
David Fisher           0                        4     $0.6 billion     13     $ 8.9 billion

Arthur Gromadzki       0                        0                      14     $ 5.8 billion

Richard Havas          0                        0                      11     $ 6.6 billion

Seung Kwak             0                        0                       7     $ 5.7 billion

Nancy Kyle             0                        0                      10     $ 6.4 billion

John Mant              0                        0                      15     $ 5.6 billion

Chris Reed             0                        0                      30     $12.1 billion

Lionel Sauvage         0                        0                      19     $ 9.1 billion

Nilly Sikorsky         0                        4     $0.6 billion     75     $28.5 billion

Rudolf Staehelin       0                        0                      34     $13.5 billion

CONFLICTS OF INTERESTS. CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION. At CGTC, Portfolio Managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. The benchmarks used to measure performance of the portfolio managers for The International Equity Portfolio include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC.

Deutsche Asset Management, Inc. ("Deutsche") serves as a Specialist Manager for The Fixed Income Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Fixed Income Portfolio allocated to Deutsche.

OTHER ACCOUNTS MANAGED - TOTAL

                      OTHER REGISTERED INVESTMENT
                               COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                      ---------------------------   --------------------------------   ----------------------
PORTFOLIO MANAGER        NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------        ------   ------------            ------   ------------        ------   -------------
Gary Bartlett               4     $2.1 billion               4     $2.4 billion          116    $12.0 billion
Warren Davis                4     $2.1 billion               4     $2.4 billion          116    $12.0 billion
Thomas Flaherty             4     $2.1 billion               4     $2.4 billion          116    $12.0 billion
Daniel Taylor               4     $2.1 billion               4     $2.4 billion          116    $12.0 billion
Timothy Vile                4     $2.1 billion               4     $2.4 billion          116    $12.0 billion
Christopher Gagnier         4     $2.1 billion               4     $2.4 billion          116    $12.0 billion

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                      OTHER REGISTERED INVESTMENT
                               COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                      ---------------------------   --------------------------------   ----------------------
PORTFOLIO MANAGER        NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------        ------   ------------            ------   ------------        ------   -------------
Gary Bartlett               0                                0                            0
Warren Davis                0                                0                            0
Thomas Flaherty             0                                0                            0
Daniel Taylor               0                                0                            0
Timothy Vile                0                                0                            0
Christopher Gagnier         0                                0                            0

CONFLICTS OF INTEREST Deutsche manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Deutsche has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Deutsche believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION The general compensation and incentive program for professionals directly involved in the management of The Fixed Income Portfolio typically comprises base salary, which is linked to responsibilities and peer comparison, and variable compensation components linked to their contribution to the results of The Fixed Income Portfolio strategy. Given the team structure, Deutsche believes it is extremely important that each manager is compensated on the results of the entire client portfolio, as opposed to the performance of the sector for which they are responsible. This approach has allowed Deutsche to create a work environment that fosters excellence, teamwork and mutual respect--key ingredients to attracting and maintaining a talented and experienced staff that has a vested interest in the success of the firm. The variable components of compensation generally include cash award (performance bonus) and equity participation. As an individual advances within the organization, the variable components of compensation generally increase as a percentage of the total. Equity incentives also have staff retention benefits, as leaving the firm may lead to forfeiture of the awards.

Franklin Portfolio Associates LLC. ("Franklin") Franklin serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to Franklin.

OTHER ACCOUNTS MANAGED - TOTAL

                    OTHER REGISTERED INVESTMENT
                             COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------------   --------------------------------   ----------------------
PORTFOLIO MANAGER      NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------      ------   ------------            ------   ------------        ------   -------------
John Cone                 3     $1.5 billion               1     $0.2 billion          19      $2.6 billion
Tony Garvin               3     $1.5 billion               1     $0.2 billion          19      $2.6 billion

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                    OTHER REGISTERED INVESTMENT
                             COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER      NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------      ------   ------------            ------   ------------        ------   ------------
John Cone                 0                                0                            0
Tony Garvin               0                                0                            0

CONFLICTS OF INTEREST Franklin manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Franklin's process is to rebalance all portfolios in the same style at the same time to ensure that no single portfolio is advantaged or disadvantaged over the others in the style. The rebalancing is done without regard to client type or fee schedule.

Franklin has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Franklin believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

Frontier Capital Management Company, LLC ("Frontier") Frontier serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Michael A. Cavarretta is responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to Frontier.

OTHER ACCOUNTS MANAGED - TOTAL

                        OTHER REGISTERED INVESTMENT
                                 COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER          NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------          ------   ------------            ------   ------------        ------   ------------
Michael A. Cavarretta         2     $152 million              30     $932 million           0

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE


                        OTHER REGISTERED INVESTMENT
                                 COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                        ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER          NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------          ------   ------------            ------   ------------        ------   ------------
Michael A. Cavarretta         0                                1     $11 million            0

CONFLICTS OF INTEREST In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets. The conflict is that Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier's trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

COMPENSATION Frontier's portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier's portfolio managers are equity owners of Frontier, which entitle them to share in the firm's profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.

Geewax, Terker and Co. ("Geewax") Geewax serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to Geewax.

OTHER ACCOUNTS MANAGED - TOTAL

                    OTHER REGISTERED INVESTMENT
                             COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER      NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------      ------   ------------            ------   ------------        ------   ------------
John J. Geewax            2     $34 million                1     $277 million          20     $1.6 billion
Bruce E. Terker           2     $34 million                1     $277 million          20     $1.6 billion

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                    OTHER REGISTERED INVESTMENT
                             COMPANIES            OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER      NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------      ------   ------------            ------   ------------        ------   ------------
John J. Geewax            0                                1     $58 million            2     $501 million
Bruce E. Terker           0                                1     $58 million            2     $501 million


CONFLICTS OF INTEREST To alleviate the potential for conflicts of interest among accounts with the same investment philosophy, and the effectiveness of this allocation is monitored by looking at performance over time across all accounts that have the same investment philosophy. In addition, Geewax has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Geewax believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.


COMPENSATION Messrs. Terker and Geewax are partners and share in the profits of the firm.

W.R. Huff Asset Management Co. LLC ("Huff") Huff serves as a Specialist Manager for The Fixed Income Opportunity Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Fixed Income Opportunity Portfolio.


OTHER ACCOUNTS MANAGED - TOTAL


                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES         OTHER ACCOUNTS
                       ---------------------------   --------------------------------   -------------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER     TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   --*-------------

William R. Huff              0                                0                          100+    Over $12 billion

Donna Charlton               0                                0                          100+    Over $12 billion

Edwin M. Banks               0                                0                          100+    Over $12 billion

William C. Connors           0                                0                          100+    Over $12 billion

Michael J. McGuiness         0                                0                          100+    Over $12 billion

Kenneth J. Harmonay          0                                0                          100+    Over $12 billion

Bryan E. Bloom               0                                0                          100+    Over $12 billion

Matthew Swope                0                                0                          100+    Over $12 billion


OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE


                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   ------------

William R. Huff              0                                0                            4      $1 billion

Donna Charlton               0                                0                            4      $1 billion

Edwin M. Banks               0                                0                            4      $1 billion

William C. Connors           0                                0                            4      $1 billion

Michael J. McGuiness         0                                0                            4      $1 billion

Kenneth J. Harmonay          0                                0                            4      $1 billion

Bryan E. Bloom               0                                0                            4      $1 billion

Matthew Swope                0                                0                            4      $1 billion


CONFLICTS OF INTEREST Huff has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Huff believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION The portfolio managers' compensation structure is consistent with the firm's general practice for its employees. The firm pays fixed salaries, and provides the opportunity to earn periodic bonuses. Bonuses are discretionary and variable; key consideration is given to performance of the firm on an absolute and relative basis over the course of any particular calendar year. In addition to salary and bonuses, employees can earn an ownership interest in the firm, based on merit. Portfolio managers are also eligible for retirement benefits generally available to the firm's employees.

Institutional Capital Corporation ("ICAP") ICAP serves as a Specialist Manager for The Value Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio allocated to ICAP.

OTHER ACCOUNTS MANAGED - TOTAL


                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   ------------

Robert H. Lyon              17     $4.3 billion               0                           160    $7.8 billion

Gary S. Maurer              17     $4.3 billion               0                           160    $7.8 billion

Kathleen C Pease            17     $4.3 billion               0                           160    $7.8 billion

Jerrold K. Senser           17     $4.3 billion               0                           160    $7.8 billion

Andrew P. Starr             17     $4.3 billion               0                           160    $7.8 billion

William Van Tuinen          17     $4.3 billion               0                           160    $7.8 billion

Thomas R. Wenzel            17     $4.3 billion               0                           160    $7.8 billion


OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   ------------

Robert H. Lyon               0                                0                            7     $478 million

Gary S. Maurer               0                                0                            7     $478 million

Kathleen C Pease             0                                0                            7     $478 million

Jerrold K. Senser            0                                0                            7     $478 million

Andrew P. Starr              0                                0                            7     $478 million

William Van Tuinen           0                                0                            7     $478 million

Thomas R. Wenzel             0                                0                            7     $478 million

CONFLICTS OF INTEREST Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolio, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP's compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION Compensation for key investment professionals consists of competitive base salary, annual cash bonus, and equity ownership in the firm. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

IronBridge Capital Management LLC ("IronBridge") IronBridge serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Small Capitalization Equity Portfolio allocated to IronBridge.

OTHER ACCOUNTS MANAGED - TOTAL

                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   ------------

Chris Faber                  3     $430 million              79     $1.9 billion           0

Jeff Madden                  3     $430 million              79     $1.9 billion           0

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   ------------

Chris Faber                  0                                0                            0

Jeff Madden                  0                                0                            0

CONFLICTS OF INTEREST IronBridge has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, IronBridge believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION IronBridge portfolio manager's compensation is based on a base salary and annual bonus. The annual bonus is tied to individual performance through out the year. Portfolio managers have the option to take the bonus in cash or equity ownership of IronBridge. Ownership in IronBridge aligns our portfolio managers long term interests with those of our clients.

Jennison Associates LLC ("Jennison") Jennison serves as a Specialist Manager for The Growth Equity Portfolio. Kathleen A. McCarragher, an Executive Vice President and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison.

OTHER ACCOUNTS MANAGED - TOTAL

                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   ------------

Kathleen A.                 11     $7.4 billion               5     $409 million          48     $5.1 billion
   McCarragher

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                       OTHER REGISTERED INVESTMENT
                                COMPANIES            OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS
                       ---------------------------   --------------------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS            NUMBER   TOTAL ASSETS        NUMBER   TOTAL ASSETS
-----------------         ------   ------------            ------   ------------        ------   ------------

Kathleen A.                  0                                0                            0
   McCarragher

CONFLICTS OF INTEREST In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.


Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:


     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.


     -    Historical and long-term business potential of the product strategies;


     -    Qualitative factors such as teamwork and responsiveness; and

     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.


Schroder Investment Management North America Inc. ("Schroder") Schroder serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. David Baldt, CFA, is the portfolio manager responsible for making day-to-day investment decisions for The Intermediate Term Municipal Bond Portfolio.


OTHER ACCOUNTS MANAGED - TOTAL

                       OTHER REGISTERED          OTHER POOLED
                     INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------   ------   ------------   ------   ------------   ------   ------------


                       OTHER REGISTERED          OTHER POOLED
                     INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------   ------   ------------   ------   ------------   ------   ------------
David Baldt           3      $265 million     0                       220    $3.0 billion


OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                       OTHER REGISTERED          OTHER POOLED
                     INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------   ------   ------------   ------   ------------   ------   ------------
David Baldt            0                       0                       0

CONFLICTS OF INTEREST Schroder has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Schroder believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.


COMPENSATION Schroder fund managers are paid in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all of our employees. Certain of the most senior managers also participate in a long term incentive program.


Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that we are paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee's responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.


Discretionary bonuses for Schroders' fund managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation: revenue ratio achieved by the firm globally. Schroder then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For individual fund managers Schroder we assesses the performance of their fund relative to competitors and to the relevant benchmark over one and three year periods, the level of funds under management and the level of performance fees generated. Schroder also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business and adherence to its corporate values of excellence, integrity, teamwork, passion and innovation.



For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. This vests over a period of three years and ensures that the interests of the employee are aligned with those of the shareholder, and that these key employees have an increasing incentive to remain with Schroder as their store of unvested awards grows over time.



Sterling Johnston Capital Management L.P. ("Sterling Johnston") Sterling Johnston serves as a Specialist Manager for The Small Capitalization Equity Portfolio. Scott Sterling Johnston, Chairman of Sterling Johnston, is the portfolio manager responsible for making day-to-day investment decisions for The Small Capitalization Equity Portfolio.


OTHER ACCOUNTS MANAGED - TOTAL


                       OTHER REGISTERED          OTHER POOLED
                     INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------   ---------------------   ----------------------
PORTFOLIO MANAGER   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------   ------   ------------   ------   ------------   ------   -------------
Scott Sterling         0                       2      $47 million     48     $1.08 billion

                       OTHER REGISTERED          OTHER POOLED
                     INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ---------------------   ---------------------   ----------------------
PORTFOLIO MANAGER   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------   ------   ------------   ------   ------------   ------   -------------
Johnston

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE


                             OTHER REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES    INVESTMENT VEHICLES        OTHER ACCOUNTS
                          ---------------------   ---------------------   ---------------------
PORTFOLIO MANAGER         NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS   NUMBER   TOTAL ASSETS
-----------------         ------   ------------   ------   ------------   ------   ------------
Scott Sterling Johnston      0                       2      $47 million     19     $500 million


CONFLICTS OF INTEREST Sterling Johnston has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Sterling Johnston believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION Sterling Johnston portfolio manager's compensation is based on a base salary and annual bonus. The annual bonus is tied to individual performance through out the year. Ownership in Sterling Johnston aligns its portfolio managers long term interests with those of its clients.

SSgA Funds Management Inc. ("SSgA") SSgA serves s a Specialist Manager for The Value Equity Portfolio and The Growth Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio and The Growth Equity Portfolio allocated to SSgA.

OTHER ACCOUNTS MANAGED - TOTAL

                       OTHER REGISTERED           OTHER POOLED
                     INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------   ------   -------------   ------   -------------   ------   -------------
David Chin             4     $ 829 million      7     $19.6 billion      8     $12.8 billion

Michael Feehily        2     $ 7.2 billion      4     $16.0 billion     13     $10.0 billion

Jim May                4     $51.2 billion      3     $87.4 billion     14     $25.5 billion

Karl Schneider         6     $ 3.2 billion     12     $16.3 billion      8     $6.2 billion

OTHER ACCOUNTS MANAGED - OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

                       OTHER REGISTERED           OTHER POOLED
                     INVESTMENT COMPANIES      INVESTMENT VEHICLES        OTHER ACCOUNTS
                    ----------------------   ----------------------   ----------------------
PORTFOLIO MANAGER   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS   NUMBER    TOTAL ASSETS
-----------------   ------   -------------   ------   -------------   ------   -------------
David Chin             0                        0                        0

Michael Feehily        0                        0                        0

Jim May                0                        0                        0

Karl Schneider         0                        0                        0


CONFLICTS OF INTEREST A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio

Manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.



A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.



A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.


COMPENSATION The compensation of SSgA's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.




                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectus, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Intermediate Term Municipal Bond, Fixed Income and Fixed Income II Portfolios will declare dividends daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends semi-annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.


TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.



The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.



TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. For a Portfolio to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Portfolio's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.



A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any remaining undistributed such items from prior years. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.



If for any taxable year a Portfolio does not qualify for federal tax treatment as a regulated investment company, all of the Portfolio's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Portfolio's shareholders to the extent of the Portfolio's current and accumulated earnings and profits.



Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.



TAX MATTERS RELATING TO THE USE OF CERTAIN HEDGING INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a "Section 1256 contract" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain "straddles," may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.


Under the Code, dividends or gains derived by a Portfolio from any investment in a "passive foreign investment company" or "PFIC" -- a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other "passive income" or 50% or more of the assets of which produce "passive income" -- may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to avoid the tax consequences described above, those Portfolios authorized to invest in foreign securities will attempt to avoid investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.





The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.


SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

                   HISTORY OF THE TRUST AND OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end diversified, series, management investment company. The Trust currently offers shares of eight investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. Prior to June 29, 2000, the Trust also offered shares of an additional short-term municipal bond portfolio. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust's Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in this Prospectus, shares of the Trust will be fully paid and non-assessable.

The Trust is authorized to issue two classes of shares in each of its Portfolios. Class A shares and Class B shares have identical rights and preferences; the only difference between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients' accounts. As of the date of this Statement of Additional Information, the Trust has not made this feature available to any such investment manager.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.


PRINCIPAL SECURITYHOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of, October 11, 2005. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's Portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.



                                                                    INTER-
                                                                   MEDIATE
                                                                     TERM                 FIXED
NAME AND ADDRESS OF    VALUE   GROWTH   SMALL CAP.   INTERNAT'L   MUNICIPAL    FIXED      INCOME       FIXED
   RECORD HOLDER      EQUITY   EQUITY     EQUITY       EQUITY        BOND     INCOME   OPPORTUNITY   INCOME II
-------------------   ------   ------   ----------   ----------   ---------   ------   -----------   ---------
BANKERS TRUST
COMPANY
665 LOCUST
NEW YORK NY 10008                                                             46.94%


POTENTIAL CONFLICTS OF INTEREST. The Trust, Hirtle Callaghan and each of the Trust's Specialist Managers, as well as the Trust's Distributor, have adopted codes of ethics (each, a "17j-1 Code") under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC's Public Reference Room in Washington, D.C.

                                  PROXY VOTING

The Trust has adopted Proxy Voting Policies and Procedures (the "Policy") in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (collectively, "Equity Portfolios") by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios the responsibility for voting proxies received by such the respective Equity Portfolios in a manner that is designed to maximize the value of the shareholders' interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager. It is qualified by the full policy of each Specialist Manager, which are available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC's website at http://www.sec.gov.

         SPECIALIST MANAGER                             SUMMARY
-----------------------------------   ------------------------------------------
Institutional Capital Corporation     ICAP's proxy voting policies generally
("ICAP")                              provide that the firm's proxy committee
                                      will oversee the operation of the proxy
                                      voting policies and that the analyst who
                                      follows the company will decide how to
                                      vote proxies on various issues on a
                                      case-by-case basis, with the intention
                                      being to vote proxies in the best interest
                                      of client accounts. ICAP has adopted proxy
                                      voting guidelines that may be employed
                                      when considering how to vote proxies.
                                      Proxy solicitations that might involve a
                                      conflict of interest between ICAP and
                                      client interests will be handled by the
                                      proxy committee in one of the following
                                      ways:

                                      1. Vote the securities based on a
                                      pre-determined voting policy if the
                                      application of the policy to the matter
                                      presented involves little discretion on
                                      ICAP's part;

                                      2. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

                                      3. Disclose the conflict to the client and obtain the client's direction to vote the proxies.

Frontier Capital Management           Frontier seeks to vote proxies to maximize
Company, LLC ("Frontier")             the long-term value of its clients' assets
                                      and to cast votes that it believes to be
                                      fair and in the best interest of the
                                      affected client(s).

                                      Frontier has contracted with Institutional
                                      Shareholder Services ("ISS") and ADP
                                      Financial Services, Inc. ("ADP") to
                                      provide assistance in voting proxies for its clients. ISS provides Frontier with vote recommendations according to pre-determined proxy voting guidelines.

                                      Under normal circumstances, Frontier is
                                      not expected to exercise its voting
                                      discretion or to override ISS' vote
                                      recommendations. This removes any
                                      conflicts of interest Frontier may have
                                      that may affect how it votes on an
                                      issuer's proxy, such as when Frontier
                                      votes a proxy solicited by an issuer who is a client of Frontier's or with whom Frontier has another business or personal relationship.

                                      In instances in which Frontier wishes to override ISS' vote recommendations,
                                      Frontier's Proxy Voting Committee will
                                      determine whether a material conflict of interest exists. If such a conflict does exist, then the Proxy Voting Committee may elect to vote the proxy in accordance with ISS' recommendations or it will not take into consideration the conflicting relationship and will vote in the clients' best interest. If the Committee determines that a material conflict does not exist, then Frontier will vote the proxy in its discretion.

Jennison Associates LLC               Jennison Associates LLC ("Jennison")
("Jennison")                          actively manages publicly traded equity
                                      securities and fixed income securities. It
                                      is the policy of Jennison that where proxy

                                      voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time.
                                      Any proxy vote that may represent a
                                      potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

                                      In voting proxies for international
                                      holdings, we will generally apply the same principles as those for U.S. holdings.
                                      However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where
                                      Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

                                      It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Geewax Terker & Co. ("Geewax")        Geewax votes all proxies in its client's
                                      best interests; an outline of voting
                                      guidelines is available to clients upon
                                      request. Geewax generally votes with
                                      management, except in cases in which such
                                      a vote would be contrary to the
                                      enhancement of shareholder value. Specific
                                      guidelines include voting: (i) against all
                                      proposals that indicate they could be
                                      anti-takeover; (ii) for shareholder
                                      proposals that, in Geewax's judgment, may
                                      enhance the accountability of management
                                      to shareholders; and (iii) in the case of
                                      proposed mergers and acquisitions, on a
                                      case-by-case basis.

Artisan Partners Limited              Artisan votes proxies in the manner that,
Partnership ("Artisan")               in the judgment of Artisan, is in the
                                      economic best interests of the Portfolio.
                                      The investment philosophy of Artisan is
                                      predicated on the belief that the quality
                                      of management is often the key to ultimate
                                      success or failure of a business. Because
                                      Artisan generally makes investments in
                                      companies in which Artisan has confidence
                                      in the management, the firm generally
                                      votes proxies in accordance with
                                      management's recommendation,

                                      but may vote against management if, in the judgment of Artisan, the proposal would not enhance shareholder value. In some non-U.S. markets, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates. Generally, Artisan does not vote proxies in those jurisdictions in which doing so might impair Artisan's ability to implement investment decisions.
                                      In order to ensure that material conflicts of interest have not influenced Artisan's voting process, Artisan has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. In such circumstances, members of Artisan's Proxy Committee conduct an independent review of the proposed vote.

Capital Guardian Trust Company        CapGuardian considers proxy voting an
("CapGuardian")                       important part of its investment
                                      management services to clients. The
                                      procedures that govern proxy voting
                                      activities are reasonably designed to
                                      ensure that proxies are voted in a manner
                                      that maximizes long-term shareholder value
                                      and are in the best interest of
                                      CapGuardian's clients. Proxy issues are
                                      evaluated on their merits and are
                                      considered in the context of the analyst's
                                      knowledge of a company, its current
                                      management, management's past record and
                                      CapGuardian's general position on the
                                      issue.

                                      CapGuardian has developed proxy voting
                                      guidelines that reflect its general
                                      position and practice on various issues.
                                      To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

                                      CapGuardian associates in the proxy voting and legal departments are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and the analyst's recommendation, and decides how to vote.

                                      Occasionally, CapGuardian may vote proxies where a material client is involved with the proxy. When voting these proxies, CapGuardian analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special
                                      Review

                                      Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

SSgA Funds Management ("SSgA")        SSgA seeks to vote proxies in the best
                                      interests of its clients. In the ordinary
                                      course, this entails voting proxies in a
                                      way which SSgA believes will maximize the
                                      monetary value of each portfolios'
                                      holdings. SSgA takes the view that this
                                      will benefit its direct clients (e.g.
                                      investment funds) and, indirectly, the
                                      ultimate owners and beneficiaries of those
                                      clients (e.g. fund shareholders).
                                      Oversight of the proxy voting process is
                                      the responsibility of the State Street
                                      Global Advisors Investment Committee
                                      ("SSgA-IC"), which retains the final
                                      authority and responsibility for voting.

                                      In order to facilitate the proxy voting
                                      process, SSgA retains a firm with
                                      expertise in the proxy voting and
                                      corporate governance fields to assist in the due diligence process. All proxies received on behalf of SSgA clients are forwarded to the proxy voting firm. If the request falls within one of SSgA's established guidelines, and there are no special circumstances relating to that company or proxy which come to SSgA's attention, the proxy is voted according to the guidelines.

                                      In instances of special circumstances or issues not directly addressed by the policies, the Chairman of the SSgA-IC is consulted for a determination of whether there is a material conflict of interest between the interests of the client and those of SSgA. If it is determined that there is a material conflict, special procedures are followed. If there is no material conflict, SSgA examines each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of its clients and a voting decision will be made based on maximizing the monetary value of each portfolios' holdings.

Sterling Johnston Capital             Sterling Johnston has adopted written
Management, L.P. ("Sterling           policies and procedures regarding the
Johnston")                            voting of client proxies. These proxy
                                      voting guidelines are designed to ensure
                                      that proxies are voted in a manner that in
                                      the best interest of Sterling Johnston's
                                      clients. Sterling Johnston generally votes
                                      proxies according to its established proxy
                                      voting guidelines and has a designated
                                      Proxy Officer to monitor the proxy voting
                                      process. If a material conflict of
                                      interest arises between Sterling Johnston
                                      and its clients, Sterling Johnston will
                                      generally follow the proxy voting
                                      guidelines. Sterling Johnston has retained
                                      an outside consultant to provide research
                                      and analysis of proxy issues and act as
                                      voting agent. There are circumstances
                                      under which Sterling Johnston may elect
                                      not to vote a proxy, as for example, when
                                      the position is held for short-term
                                      trading purposes or when the cost of
                                      voting may exceed the value of any
                                      anticipated benefits of the proposal.

BlackRock Advisors, Inc.              BlackRock has engaged a third-party
("BlackRock")                         service provider to assist in the voting
                                      of proxies. The guidelines, as adopted by
                                      BlackRock, pertaining to the voting of
                                      proxies in the best interests of its
                                      clients, has been provided to this service
                                      provider, who then analyzes all proxy
                                      solicitations received for BlackRock
                                      clients and makes recommendations as to
                                      how the relevant votes should be cast.

                                      The guidelines describe several proxy
                                      proposals that may be characterized as
                                      routine and non-routine and lists examples of the types of proposals that BlackRock would typically support. .Any general or specific proxy voting guidelines provided by an advisory clients or its designated agent in writing will supercede the guidelines.

                                      Situations may arise that involve an
                                      actual or perceived conflict of interest.
                                      In all cases, the manner in which
                                      BlackRock votes proxies will be based on clients' best interests and not the product of a conflict.

                                      BlackRock may determine not to vote
                                      proxies if it believes that the
                                      restrictions or other detriments
                                      associated with such vote outweigh the
                                      benefits that will be derived by voting on the proposal.

Deutsche Asset Management, Inc.       Deutsche has adopted and implemented
("Deutsche")                          policies and procedures, which it believes
                                      are reasonably designed to ensure that
                                      proxies are voted in the best economic
                                      interest of clients. Where a client has
                                      given specific instructions as to how a
                                      proxy should be voted, Deutsche will carry
                                      out those instructions. Where no specific
                                      instructions exist, Deutsche will follow
                                      the procedures, which include the standard
                                      voting positions of a comprehensive list
                                      of common proxy voting matters. These
                                      positions are based on consideration of
                                      current corporate governance principles,
                                      industry standards, client feedback, and
                                      the impact of the matter on issuers and
                                      the value of the investments.

                                      The Proxy Voting Working Group ("PVWG") is an internal working group responsible for overseeing Deutsche's proxy voting activities. The PVWG and the Proxy
                                      Department are structured to be
                                      independent from other parts of Deutsche, in order to avoid conflicts of interest. A
                                      Conflicts Review Committee has been
                                      established to monitor potential material conflicts.

                                      Proxies solicited by investment companies are generally voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
                                      Deutsche to vote differently on a specific proxy or specific categories or proxies.
                                      In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies.
                                      The reasons for not voting any proxy shall be documented.

W.R. Huff Asset Management co.,       Proxies shall in all cases be voted in a
                                      manner consistent

L.L.C. ("Huff")                       with the best interests of Huff's clients.
                                      In general, Huff will oppose any
                                      anti-takeover proposals and support the
                                      elimination of anti-takeover policies.
                                      Compensation plans, reorganizations,
                                      mergers, other capital structure changes
                                      and social responsibility issues will be
                                      evaluated on a case-by-case basis. Social
                                      issues which do not directly involve
                                      financial considerations will be evaluated
                                      on a case-by-case basis. Huff will
                                      generally vote against such proposals
                                      where their implementation would involve
                                      an unwarranted costs or expense.

                                      There may be limited circumstances in
                                      which it is in the best interests of the client to refrain from voting proxies.

                                      The portfolio managers, together with
                                      in-house counsel, including the compliance officer, are responsible for receiving, processing and voting proxies. The compliance officer is responsible for identifying potential conflicts of interest. In cases where it is determined that a potential conflict exists, the compliance officer will disclose the nature of the conflict to the affected client(s), disclose the specific matter under proposal to the shareholders, and obtain the client(s) consent before voting.

Schroder Investment Management        Proxies voted in a manner which is deemed
North America Inc. ("Schroders")      most likely to protect and enhance the
                                      longer term value of the security as an
                                      asset to the account. The firm's Proxy
                                      Committee consists of investment
                                      professionals and other officers, and is
                                      responsible for ensuring compliance with
                                      its proxy voting policy.

                                      When making proxy-voting decisions, the
                                      firm generally adheres to Schroders'
                                      Global Corporate Governance Policy (the
                                      "Policy"). The Policy, which has been
                                      developed by Schroders' Global Corporate
                                      Governance Team and approved by the Proxy
                                      Committee, sets forth the firm's positions on recurring issues and criteria for addressing non-recurring issues. The Proxy
                                      Committee exercises oversight to assure
                                      that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

                                      The firm utilizes the services of research providers and considers their recommendations for voting on particular proxy proposals. However, the firm bears ultimate responsibility for proxy voting decisions.

                                      From time to time, proxy voting proposals may raise conflicts between the firm's interests and those of its clients. In case of such an event:

                                      A. if a proposal is addressed by the
                                      Policy, the firm will vote in accordance with the Policy;

                                      B. if the firm believes it is in the best interests of

                                      clients to depart from the Policy, the
                                      firm will be subject to the requirements of C or D below, as applicable;

                                      C. if the proxy proposal is (1) not
                                      addressed by the Policy or (2) requires a case-by-case determination, the firm may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against the firm's own interest in the matter
                                      (i.e., against the perceived or actual
                                      conflict).

                                      D. if the proxy proposal is (1) not
                                      addressed by the Policy or (2) requires a case-by-case determination, and the firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the firm must take one of the following actions in voting such proxy: (a) vote in accordance with a third party's recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by the firm; or (c) obtain approval of the decision from the Chief
                                      Compliance Officer and the Chief
                                      Investment Officer.

Franklin Portfolio Associates         Franklin, through its participation on
("Franklin")                          Mellon's Proxy Policy Committee, has
                                      adopted a Proxy Voting Policy, related
                                      procedures, and voting guidelines which
                                      are applied to those client accounts over
                                      which it has been delegated the authority
                                      to vote proxies. In voting proxies,
                                      Franklin seeks to act solely in the best
                                      financial and economic interest of the
                                      applicable client. Franklin will carefully
                                      review proposals that would limit
                                      shareholder control or could affect the
                                      value of a client's investment. Franklin
                                      generally will oppose proposals designed
                                      to insulate an issuer's management
                                      unnecessarily from the wishes of a
                                      majority of shareholders. Franklin will
                                      generally support proposals designed to
                                      provide management with short-term
                                      insulation from outside influences so as
                                      to enable them to bargain effectively with
                                      potential suitors and otherwise achieve
                                      long-term goals. On questions of social
                                      responsibility where economic performance
                                      does not appear to be an issue, Franklin
                                      will attempt to ensure that management
                                      reasonably responds to the social issues.

                                      All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require.
                                      Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy
                                      Committee may review any proposal where it has identified

                                      a particular company, industry or issue
                                      for special scrutiny. With regard to
                                      voting proxies of foreign companies,
                                      Franklin weighs the cost of voting, and
                                      potential inability to sell, the shares
                                      against the benefit of voting the shares to determine whether or not to vote.

                                      Franklin recognizes its duty to vote
                                      proxies in the best interests of its
                                      clients. Franklin seeks to avoid material conflicts of interest through the establishment of the Proxy Policy
                                      Committee, which applies detailed,
                                      pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Franklin and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

IronBridge Capital Management, LLC    IronBridge has engaged a third-party
("IronBridge")                        vendor, Institutional Shareholder Services
                                      ("ISS"), to vote proxy statements and
                                      maintain all proxy records with respect to
                                      its clients. Proxy ballots will be voted
                                      in accordance with ISS voting guidelines.
                                      Due to the fact that ISS is an
                                      independent, qualified third party,
                                      IronBridge believes that votes effected by
                                      ISS are not, and cannot be, a product of a
                                      conflict of interest.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP ("PWC") serves as the Trust's independent registered public accounting firm. The Trust's financial statements as of June 30, 2005 have been audited by PWC, whose address is 100 East Broad Street, Suite 2100, Columbus, OH 43215. Such statements and accompanying report are set forth in the Trust's Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

                                RATINGS APPENDIX

                      RATINGS FOR CORPORATE DEBT SECURITIES

Moody's Investors Service, Inc.   Standard & Poor's Corporation

AAA                               AAA

Judged to be of the best          This is the highest rating assigned by S&P to
quality; smallest degree of       a debt obligation and indicates an extremely
investment risk.                  strong capacity to pay principal and interest.

AA                                AA

Judged to be of high quality by   Also qualify as high-quality debt obligations.
all standards; together with      Capacity to pay principal and interest is very
Aaa group, comprise what are      strong.
generally known as "high grade
bonds."

A                                 A

Possess many favorable            Strong capacity to pay principal and interest,
investment attributes and are     although securities in this category are
to be considered as               somewhat upper medium grade more susceptible
obligations.                      to the adverse effects of changes in
                                  circumstances and economic conditions.

BAA                               BBB

Medium grade obligations, i.e.    Bonds rated BBB are regarded as having an
they are neither highly           adequate capacity to pay principal and
protected nor poorly secured.     interest. Although they normally exhibit
Interest payments and principal   adequate protection parameters, adverse
security appear adequate for      economic conditions or changing circumstances
present but certain protective    are more likely to lead to a weakened capacity
elements may be lacking or        to pay principal and interest for bonds in
unreliable over time. Lacking     this category than for bonds in the A
in outstanding investment         category.
characteristics and have
speculative characteristics as
well.

BA                                BB

Judged to have speculative        Bonds rated BB are regarded, on balance, as
elements: their future cannot     predominantly speculative with respect to the
be considered as well assured.    issuer's capacity to pay interest and repay
Often the protection of           principal in accordance with the terms of the
interest and principal payments   obligation. While such bonds will likely have
may every moderate and thereby    some quality and protective characteristics,
not well safeguarded during       these are outweighed by large uncertainties or
both good and bad times over      major risk exposures to adverse conditions.
the future. Uncertainty of
position characterize bonds in
this class.

B                                 CI

Generally lack characteristics    Reserved for income bonds on which no interest
of the desirable investment.      is being paid.
Assurance of interest and
principal payments or of
maintenance of other terms of
the contract over any long
period of time may be small.

CAA                               D

Of poor standing, such issues     In payment default. The D rating category is
may be in default or there may    used when interest payments or principal
be present elements of danger     payments are not made on the date due even if
with respect to principal or      the applicable grace period has not expired,
interest.                         unless S&P's believes that such payments will
                                  be made during such grace period. The D rating
                                  also will be used upon the filing of a
                                  bankruptcy petition if debt service payments
                                  are jeopardized.

CA

Represent obligations which are
speculative in a high degree.
Such issues are often in
default or have other marked
shortcomings.

C

The lowest rated class; can be
regarded as having extremely
poor prospects of ever
attaining any real investment
standing.

                        RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor's Corporation for short term notes:

     SP-1 -- Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

     SP-2 -- Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short term notes:

     MIG-1/VIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-1/VIG-2 -- Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

The following summarizes the two highest ratings used by Standard & Poor's Corporation for commercial paper:

     Commercial Paper rated A-1 by Standard & Poor's Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for commercial paper:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Part C:   OTHER INFORMATION

Item 23.  Exhibits

(a)      (1)      Certificate of Trust filed on December 15, 1994 with the
                  Secretary of State of Delaware. (Incorporated herein by reference to Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on January 2, 1998.)

(a)      (2)      Amended and Restated Declaration and Agreement of Trust
                  (as amended November 9, 1995) (Incorporated herein by reference to Post-Effective Amendment No. 4 filed with the Securities and Exchange Commission on December 16, 1996.)

(b)      Amended Bylaws of the Trust (as amended November 9, 1995 and July 15,
         1999) (Incorporated herein by reference to Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on October 21, 1999.)

(c) [instruments defining right of security holders] (All relevant provisions included in Exhibit (a), as referenced above.)

(d)      Investment Advisory Agreements

         (1) Consulting Agreement between the Trust and Hirtle, Callaghan & Co., Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on January 2, 1998.)

         (2)      (a)      Portfolio Management Contract between the Trust and
                           Institutional Capital Corporation related to the Value Equity Portfolio. (Incorporated herein by reference to Item Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on January 2, 1998.)

         (2)      (b)      Amendment to the Portfolio Management Contract
                           between the Trust and Institutional Capital
                           Corporation related to the Value Equity Portfolio.
                           (Incorporated herein by reference to Post-Effective
                           Amendment No. 9 filed on with the Securities and Exchange Commission April 13, 1998.)

         (3) Portfolio Management Contract between the Trust and SSgA Funds Management, Inc. related to the Value Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

         (4) Portfolio Management Contract between the Trust and SSgA Funds Management, Inc. related to the Growth Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

         (5)      (a)      Portfolio Management Contracts between the Trust and
                           Jennison Associates LLC related to the Growth Equity
                           Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 7 filed with the
                           Securities and Exchange Commission on
                           January 2, 1998.)

                  (b) Amendment to Portfolio Management Contracts between the Trust and Jennison Associates LLC related to the Growth Equity Portfolio (to be filed by amendment).

         (6) Portfolio Management Contract between the Trust and Frontier Capital Management LLC. related to The Small Capitalization Equity Portfolio.(Incorporated herein by reference to Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on July 24, 2000.)

         (7) Portfolio Management Contract between the Trust and Geewax Terker & Co. related to The Small Capitalization Equity Portfolio. (Incorporated herein by reference to Effective Amendment No. 9 filed on with the Securities and Exchange Commission April 13, 1998.)

         (8) Portfolio Management Contract between the Trust and Sterling Johnston Capital Management, Inc. related to The Small Capitalization Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

         (9)      (a)      Interim Portfolio Management Contract between the
                           Trust and Capital Guardian Trust Company related to the International Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment
                           No. 15 filed with the Securities and Exchange
                           Commission on July 24, 2000.)

         (9)      (b)      Form of Final Portfolio Management Contract between
                           the Trust and Capital Guardian Trust Company related to the International Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment
                           No. 15 filed with the Securities and Exchange
                           Commission on July 24, 2000.)

         (9)      (c)      Amendment to Portfolio Management Contracts between
                           the Trust and Capital Guardian Trust Company related to the International Equity Portfolio (to be filed by amendment).

         (10) Portfolio Management Contract between the Trust and Artisan Partners Limited Partnership related to the International Equity Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on October 21, 1999)

         (11)     (a)      Portfolio Management Contract between the Trust and
                           Deutsche Asset Management, Inc. (formerly Morgan
                           Grenfell Capital Management Inc.) related to the
                           Fixed Income Portfolio. (Incorporated herein by reference to

                           Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on January 2, 1998.)

         (11)     (b)      Amendment to Portfolio Management Contract between
                           the Trust and Deutsche Asset Management, Inc.
                           (formerly Morgan Grenfell Capital Management Inc.)
                           related to the Fixed Income Portfolio. (Incorporated herein by reference to Post-Effective Amendment
                           No. 17 filed with the Securities and Exchange
                           Commission on August 31, 2001.)

         (11)     (c)      Amendment to Portfolio Management Contract between
                           the Trust and Deutsche Asset Management, Inc.
                           (formerly Morgan Grenfell Capital Management Inc.)
                           related to the Fixed Income Portfolio (to be filed by amendment).


         (12)     (a)      Form of Portfolio Management Contract between the
                           Trust and BlackRock Advisors, Inc. related to the Fixed Income II Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

                  (b) Amendment to Portfolio Management Contract between the Trust and BlackRock Advisors, Inc. related to the Fixed Income II Portfolio (to be filed by amendment).

         (13) Portfolio Management Contract between the Trust and W.R. Huff Asset Management Co., L.L.C. related to the High Yield Bond Portfolio (Incorporated herein by reference to Post-Effective Amendment No. 19 filed with the Securities and Exchange Commission on August 28, 2002.)

         (14) Form of Amendment to each Portfolio Management Contract, as contemplated under Rule 17a-10 of the Investment Company Act of 1940, as amended (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

         (15) Form of Interim Portfolio Management Contract between the Trust and Schroder Investment Management North America Inc. related to the Intermediate Term Municipal Bond Portfolio (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

         (16) Portfolio Management Contract between the Trust and Franklin Portfolio Associates LLC related to The Small Capitalization Equity Portfolio (Incorporated herein by reference to Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on November 1, 2004.)

         (17) Portfolio Management Contract between the Trust and IronBridge Capital Management LLC related to The Small Capitalization Equity Portfolio

                  (Incorporated herein by reference to Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on November 1, 2004.)

(e) Distribution Agreement between BISYS Fund Services (Incorporated herein by reference to Item 1(b) contained in Post-Effective Amendment No 4, filed with the Securities and Exchange Commission on December 16, 1996.)

(f)      [bonus, pension and profit-sharing plans] Not Applicable.

(g)      (a)      Custodian Agreement between Bankers Trust Company and the
                  Trust (Incorporated herein by reference to Post-Effective
                  Amendment No. 7 filed with the Securities and Exchange
                  Commission on January 2, 1998.)

(g)      (b)      Foreign Custody Manager Delegation Agreement between Bankers
                  Trust Company and the Trust (Incorporated herein by reference to Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on August 31, 2001.)

(h)      Registrant's Agreements with BISYS Fund Services

         (h)(1)(a) Administration Agreement dated as of January 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

         (h)(1)(b) Amendment to Administration Agreement (filed herewith).

         (h)(2)(a) Fund Accounting Agreement dated as of January 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

         (h)(2)(b) Amendment to Fund Accounting Agreement (filed herewith).

         (h)(3)(a) Transfer Agency Agreement dated as of January 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

         (h)(3)(b) Amendment to Transfer Agent Agreement (filed herewith).

         (h)(4)(a) Omnibus Fee Agreement dated as of January 1, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on October 28, 2003.)

         (h)(4)(b)         Amendment to Omnibus Fee Agreement (filed herewith).

         (h)(5) Compliance Services Agreement between BISYS Fund Services Ohio, Inc. and The Hirtle Callaghan Trust (filed herewith).

(i) Opinion of Counsel (Incorporated herein by reference to Post-Effective Amendment No. 9, filed with the Securities and Exchange Commission on April 13, 1998.)

(j)      Consent or PricewaterhouseCoopers (filed herewith).

(k)      [Omitted Financial Statements] Not Applicable.

(l)      [Agreements regarding initial capital] Not Applicable.

(m)      [Rule 12b-1 plan] Not Applicable. (n)

(n)      [Plan pursuant to Rule 18f-3] Not Applicable.

(o)      Reserved.

                  (p)      (1)      Revised Code of Ethics adopted by Registrant
                  (to be filed by amendment).

                  (p)      (2)      Revised Code of Ethics adopted by Hirtle
                  Callaghan & Co., Inc. (to be filed by amendment).

(p)      (3)      Revised Code of Ethics adopted by SSgA Funds Management, Inc.
                  (to be filed by amendment).

                  (p)      (4)      Revised Code of Ethics adopted by Capital
                  Guardian Trust Company  (to be filed by amendment).

(p)      (5)      Revised Code of Ethics adopted by Artisan Partners Limited
                  Partnership (to be filed by amendment).

(p)      (6)      Revised Code of Ethics adopted by Deutsche Asset Management
                  Inc. (to be filed by amendment).

(p)      (7)      Revised Code of Ethics adopted by Frontier Capital Management
                  Company LLC (to be filed by amendment).

                  (p)      (8)      Revised Code of Ethics adopted by Geewax
                  Terker & Company (to be filed by amendment).

(p)      (9)      Revised Code of Ethics adopted by Institutional Capital
                  Corporation (to be filed by amendment).

(p)      (10)     Revised Code of Ethics adopted by Jennison Associates LLC (to be filed by amendment).

                  (p)        (11)   Revised Code of Ethics adopted by BlackRock
                  Advisors, Inc. (to be filed by amendment).

(p)      (12)     Revised Code of Ethics adopted by Sterling Johnston Capital
                  Management, Inc. (to be filed by amendment).

(p)      (13)     Revised Code of Ethics adopted by W.R. Huff Asset Management
                  Co., L.L.C. (to be filed by amendment).

(p)      (14)     Revised Code of Ethics adopted by Schroder Investment
                  Management North America Inc. (to be filed by amendment).

(p)      (15)     Revised Code of Ethics adopted by BISYS Fund Services Limited
                  Partnership (to be filed by amendment).

(p)      (16)     Revised Code of Ethics Adopted by Franklin Portfolio
                  Associates LLC (to be filed by amendment).

(p)      (17)     Revised Code of Ethics Adopted by IronBridge Capital
                  Management LLC (to be filed by amendment).


Item 24.          Persons Controlled by or Under Common Control with the
                  Fund

                  None.

Item 25.          Indemnification

                  Reference is made to Article VII of the Trust's Amended and Restated and Declaration of Trust and to Article VI of the Trust's By-Laws, which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933 (the "Act"), as amended, the Trust furnishes the following undertaking:

                  Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of the Investment Adviser

                  Information relating to the business and other connections of each of the Specialist Managers listed below and each director, officer or partner of such managers, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, are hereby incorporated by reference from each such Specialist Manager's Schedules A and D of Form ADV, as filed with the Securities and Exchange Commission, as follows:

                  Investment Manager                              SEC File No. 801-
                  ------------------                              -----------------
                  Artisan Partners Limited                             48435
                  Partnership

                  Frontier Capital Management Co.                      15724


                  Jennison Associates LLC                              5608


                  Institutional Capital Corporation                    40779


                  Geewax Terker & Co.                                  16965


                  Deutsche Asset Management, Inc.                      27291
                  (formerly Morgan Grenfell
                  Asset Management)

                  BlackRock Advisors, Inc.                             48433


                  SSgA Funds Management, Inc.                          60133


                  Sterling Johnston Capital                            24483
                  Management, Inc.

                  Capital Guardian Trust Company                       60145

                  W.R. Huff Asset Management                           32541
                  Co., L.L.C.


                  Investment Manager                              SEC File No. 801-
                  ------------------                              -----------------
                  Schroder Investment Management                       15834
                  North America Inc.

                  Franklin Portfolio Associates LLC                    54328

                  IronBridge Capital Management LLC                    57534


                  Hirtle, Callaghan & Co., Inc. ("HCCI") has entered into a Consulting Agreement with the Trust. Although HCCI is a registered investment adviser, HCCI does not have investment discretion with regard to the assets of the Trust. Information regarding the business and other connections of HCCI's officers and directors, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedules A and D of HCCI's Form ADV, File No. 801-32688, which has been filed with the Securities and Exchange Commission.

Item 27.          Principal Underwriters.

         (a) BISYS Fund Services, Inc. ("BISYS") serves as the principal underwriter for the Trust. BISYS also serves as a principal underwriter for the following investment companies:

                  American Independence Funds Trust
                  American Performance Funds
                  AmSouth Funds
                  BB&T Funds
                  Bjurman Funds
                  The Coventry Group
                  Excelsior Funds, Inc.
                  Excelsior Funds Trust
                  Excelsior Tax-Exempt Funds, Inc.The Eureka Funds First Focus Funds, Inc.
                  The Hirtle Callaghan Trust
                  HSBC Advisor Funds Trust
                  HSBC Investor Funds
                  HSBC Investor Portfolios
                  Legacy Funds Group
                  MMA Praxis Mutual Funds
                  Old Westbury Funds, Inc.
                  Pacific Capital Funds
                  STI Classic Funds
                  STI Classic Variable Trust
                  USAllianz Variable Insurance Products Trust
                  Variable Insurance Funds
                  Vintage Mutual Funds, Inc.

         BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

         (b) The following table sets forth the indicated information with respect to each director and officer of BISYS. Unless otherwise noted, the business address for each such person is 3435 Stelzer Road, Columbus, Ohio 43219:

                   Name                              Underwriter               Positions with Trust
                   ----                              -----------               --------------------
                   BISYS Fund Services Ohio, Inc.    Sole Limited Partner               None
                   3435 Stelzer Road
                   Columbus, OH  43219

                   BISYS Fund Services, Inc.*        Sole General Partner               None
                   3435 Stelzer Road
                   Columbus, OH 43219


                  * Richard F. Froio -- Executive Representative and Supervising Principal William J. Tomko -- Supervising Principal, Columbus OSJ

         (c)      Not Applicable.

Item 28.          Location of Accounts and Records.

         (a) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function custodian.)

         (b)      BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

         (c) Records relating to the activities of each of the Investment Managers on behalf of the indicated Portfolio are maintained as follows:

                  Investment Manager                              Location of Accounts and Records
                  ------------------                              --------------------------------
                  The International Equity Portfolio
                  Capital Guardian Trust Company                       333 South Hope Street
                                                                       Los Angeles, CA  90071

                  Artisan Partners Limited Partnership                 100 Pine Street, Suite 2950
                                                                       San Francisco, CA  94111

                                                                       1000 North Water Street
                                                                       Milwaukee, WI  53202




                  Investment Manager                              Location of Accounts and Records
                  ------------------                              --------------------------------
                  The Small Capitalization Equity Portfolio
                  Geewax, Terker & Co.                                 99 Starr Street
                                                                       Phoenixville, PA  19460

                  Frontier Capital Management                          99 Summer Street
                  Company                                              Boston, MA 02110

                  Sterling Johnston Capital Management, Inc.           One Sansome Street, Suite 1800
                                                                       San Francisco, CA  94104

                  Franklin Portfolio Associates LLC                    One Boston Place, 29th Floor
                                                                       Boston, MA  02108

                  IronBridge Capital Management LLC                    One Parkview Plaza, Suite 600,
                                                                       Oakbrook Terrace, IL  60181

                  The Value Equity Portfolio
                  SSgA Funds Management, Inc.                          Two International Place
                                                                       Boston, MA  02110

                  Institutional Capital Corporation                    225 West Wacker
                                                                       Chicago, IL 60606

                  The Growth Equity Portfolio
                  Jennison Associates LLC                              466 Lexington Ave.
                                                                       New York, NY 10017

                  SSgA Funds Management, Inc.                          Two International Place
                                                                       Boston, MA  02110

                  The Fixed Income Portfolio
                  Deutsche Asset Management, Inc.                      885 Third Avenue
                                                                       New York, NY 10022-4802

                                                                       150 S. Independence Square W.
                                                                       Suite 726
                                                                       Philadelphia, PA 19106

                  The Intermediate Term Municipal
                  Bond Portfolio
                  Schroder Investment Management                       875 Third Avenue
                  North America Inc.                                   New York, New York 10022

                  The Fixed Income II Portfolio


                  Investment Manager                              Location of Accounts and Records
                  ------------------                              --------------------------------
                  BlackRock Advisors, Inc.                            100 Bellevue Parkway
                                                                       Wilmington, DE 19809

                  The High Yield Bond Portfolio
                  W.R. Huff Asset Management L.L.C.                    1776 On The Green
                                                                       67 Park Place
                                                                       Morristown, NJ 07960



Item 29.        Management Services.

                None.

Item 30.        Undertakings

                Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 26 to be signed on its behalf by the undersigned, thereto duly authorized in the City of West Conshohocken and the State of Pennsylvania on this 1st day of November, 2005.

                                                     The Hirtle Callaghan Trust

                                                     /s/  Donald E. Callaghan
                                                     ---------------------------
                                                     Donald E. Callaghan
                                                     Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/  Robert J. Zion                         Treasurer and Vice-President                November 1, 2005
------------------------------------
Robert J. Zion                              (Principal Financial Officer)

/s/  Donald E. Callaghan                             Trustee                            November 1, 2005
------------------------------------
Donald E. Callaghan

/s/  Donald E. Callaghan                             Trustee*                           November 1, 2005
------------------------------------
Ross H. Goodman
                                                     Trustee                            November 1, 2005
------------------------------------
Jonathan J. Hirtle

/s/  Donald E. Callaghan                             Trustee*                           November 1, 2005
------------------------------------
Jarrett Burt Kling

/s/  Donald E. Callaghan                             Trustee*                           November 1, 2005
------------------------------------
R. Richard Williams

/s/  Donald E. Callaghan                             Trustee*                           November 1, 2005
------------------------------------
Richard W. Wortham, III

/s/  Donald E. Callaghan                             Trustee*                           November 1, 2005
------------------------------------
Harvey Magarick



* Signed by Donald E. Callaghan, as attorney-in-fact, pursuant to a power of attorney.

                           THE HIRTLE CALLAGHAN TRUST
                       Post-Effective Amendment No. 26 to
                        Form N-1A Registration Statement

                                  EXHIBIT INDEX




ITEM NUMBER                                 ITEM
-----------                                 ----
23(h)(1)(b)                                 Form of Amendment to Administration Agreement
23(h)(2)(b)                                 Form of Amendment to Fund Accounting Agreement
23(h)(3)(b)                                 Form of Amendment to Transfer Agency Agreement
23(h)(4)(b)                                 Form of Amendment to Omnibus Fee Agreement
23(h)(5)                                    Compliance Services Agreement between BISYS Fund Services Ohio, Inc.
                                            and The Hirtle Callaghan Trust
   23(j)                            Consent of Independent Registered Public Accounting Firm
